UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to § 240.14a -12

ELEPHANT & CASTLE GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:_________________________________________________

(3)	Filing Party: ____________________________________________________________

(4)	Date Filed: ___________________

ARRANGEMENT

involving

ELEPHANT & CASTLE GROUP INC.

and

ITS SECURITYHOLDERS

and

REPECHAGE INVESTMENTS LIMITED

and

REPECHAGE RESTAURANT GROUP LTD.

SPECIAL MEETING OF HOLDERS OF COMMON SHARES
OF ELEPHANT & CASTLE GROUP INC.
TO BE HELD ON MARCH 12, 2007

NOTICE OF SPECIAL MEETING AND
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FEBRUARY 12, 2007

ELEPHANT & CASTLE GROUP INC.
1190 Hornby Street
Vancouver, British Columbia, Canada V6Z 2K5

February 12, 2007

Dear Shareholders:

The Board of Directors (the “Board”) of Elephant & Castle Group Inc. (the “Company”) cordially invites you to attend a special meeting (the “Meeting”) of holders (“Common Shareholders”) of outstanding common shares (“Common Shares”) of the Company to be held in the Coquihalla Room on the 2nd Floor of 1190 Hornby Street, Vancouver, British Columbia on Monday, March 12, 2007, commencing at 10:00 a.m. (local time in Vancouver).

At the Meeting, Common Shareholders will be asked to consider and vote upon a proposed plan of arrangement involving the acquisition by Repechage Restaurant Group Ltd., a corporation existing under the laws of Canada and owned by Repechage Investments Limited, a corporation existing under the laws of Newfoundland and Labrador, of all of the outstanding securities of the Company other than options.

The Board, based in part on the unanimous recommendation of a special committee of the Board (the “Special Committee”), has approved the arrangement and has determined that the arrangement is fair to the Common Shareholders and that it is in the best interests of the Company and the Common Shareholders. The recommendation of the Special Committee and the Board is based on various factors, including the opinion of Capital West Partners, independent financial advisors to the Special Committee, that concludes that the consideration to be received by the Minority Shareholders (as such term is defined in the Management Information and Proxy Circular (the “Circular”) accompanying this letter) under the arrangement is fair, from a financial point of view, to the Minority Shareholders. A copy of the Capital West Partners opinion is included as Appendix F to the Circular. Each director of the Company intends to vote the shares beneficially owned by him or her, if any, in favour of the arrangement.

To be effective, the arrangement must be approved by a resolution passed by at least two-thirds of the votes cast at the Meeting. The arrangement is also subject to certain usual and customary conditions, the approval of the creditors and certain other securityholders of the Company and the approval of the Supreme Court of British Columbia. The Board is recommending that Common Shareholders vote FOR the resolution approving the arrangement.

The accompanying Circular provides a full description of the arrangement and includes certain additional information to assist you in considering how to vote on the arrangement. You are urged to read this information carefully and, if you require assistance, to consult your financial, legal or other professional advisors.

Your vote is important. If you are unable to be present at the Meeting in person, we encourage you to take the time to complete, sign, date and return the enclosed form of proxy so that your shares can be voted at the Meeting in accordance with your instructions. We also encourage you to complete, sign, date and return the enclosed Letter of Transmittal so that, if the proposed arrangement is approved, payment for your shares can be sent to you as soon as possible following the implementation of the arrangement.

Subject to obtaining court and other securityholder approval and satisfying other usual and customary conditions, if the Common Shareholders approve the arrangement, it is anticipated that the arrangement will be completed in the first quarter of 2007.

We hope you will be able to attend the Meeting.

Sincerely,

_________________________________________________
Richard Bryant
President & Chief Executive Officer

NOTICE OF SPECIAL MEETING OF HOLDERS OF COMMON SHARES

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of holders (the “Common Shareholders”) of common shares of Elephant & Castle Group Inc. (the “Company”) will be held in the Coquihalla Room on the 2nd Floor of 1190 Hornby Street, Vancouver, British Columbia on Monday, March 12, 2007, commencing at 10:00 a.m. (local time in Vancouver) for the following purposes:

1.	to consider, pursuant to an interim order of the Supreme Court of British Columbia dated January 30, 2007 (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) approving an arrangement (the “Arrangement”) under Section 288 of the British Columbia Business Corporations Act involving the Company, its securityholders, Repechage Investments Limited (the “Parent” or “Repechage”) and Repechage Restaurant Group Ltd. (the “Purchaser”); and

2.	to transact such further or other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company, as authorized by the Interim Order, has fixed the close of business on February 10, 2007 as the record date for determining the Common Shareholders who are entitled to receive notice of, and to vote at, the Meeting. The Arrangement is described in the accompanying Management Information Circular and Proxy Statement (the “Circular”) and the full text of the Arrangement Resolution is set out in Appendix A to the Circular. The Circular, a form of proxy and a Letter of Transmittal accompany this Notice of Special Meeting.

Registered Common Shareholders unable to attend the Meeting in person are requested to complete, date, sign and return (in the envelope provided for that purpose) the accompanying form of proxy for use at the Meeting. To be used at the Meeting, proxies must be received by the Company or by the Company’s registrar and transfer agent, American Stock Transfer and Trust Company, before 10:00 a.m. (Vancouver time) on March 10, 2007 or, in the case of any adjournment or postponement of the Meeting, no later than 10:00 a.m. (Vancouver time) on the business day before the date of the reconvened Meeting. Non-registered, beneficial shareholders of the Company must seek instructions on how to complete their form of proxy and vote their shares from their broker, trustee, financial institution or other nominee.

Pursuant to the Interim Order, registered Common Shareholders have a right to dissent in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Common Shares. This right is described in the Circular. The dissent procedures require that a registered Common Shareholder who wishes to dissent must send to the Company, by the deadline specified in the Circular, a written notice of objection to the Arrangement Resolution and must otherwise strictly comply with the dissent procedures described in the Circular. Failure to strictly comply with these dissent procedures may result in the loss or unavailability of the right to dissent. See the section entitled “Dissenting Shareholders’ Rights” in the Circular and Appendix G to the Circular. Beneficial owners of Common Shares registered in the name of a broker, trustee, financial institution or other nominee who wish to dissent should be aware that only registered owners of shares are entitled to dissent.

Dated at Vancouver, British Columbia on February 12, 2007.

By Order of the Board of Directors,

______________________________________
Richard Bryant
President & Chief Executive Officer

ELEPHANT & CASTLE GROUP INC.

SPECIAL MEETING OF HOLDERS OF COMMON SHARES
AND
MEETING OF CREDITORS
OF ELEPHANT & CASTLE GROUP INC.

TO BE HELD ON MARCH 12, 2007

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FEBRUARY 12, 2007

TABLE OF CONTENTS

NOTICE TO SECURITYHOLDERS IN THE		Required Approvals	20
UNITED STATES	1	Arrangement Mechanics	21
CURRENCY	1	Interests of Directors and Senior Management in
CAUTIONARY STATEMENT WITH RESPECT		the Arrangement	23
TO FORWARD-LOOKING STATEMENTS	1	Intentions of Company Directors and Executive
INFORMATION CONTAINED IN THIS		Officers	23
CIRCULAR	2	Sources of Funds for the Arrangement	23
SUMMARY OF MANAGEMENT		OTHER TERMS OF THE ARRANGEMENT
INFORMATION CIRCULAR AND PROXY		AGREEMENT	24
STATEMENT	3	Conditions Precedent to the Arrangement	24
Meeting of Common Shareholders	3	Representations and Warranties	25
The Arrangement	3	Covenants of Company and Parent	25
Reasons for the Arrangement	3	Covenants of the Company Regarding Non-
The Special Committee	4	Solicitation	26
Recommendation of the Board	5	Expenses	26
Capital West Partners Fairness Opinion	5	Termination Rights	26
Required Securityholder Approval	5	PRINCIPAL LEGAL MATTERS	26
Arrangement Mechanics	5	Court Approval of the Arrangement and
Sources of Funds for the Arrangement	6	Completion of the Arrangement	26
Interests of Senior Management and Others in the		Stock Exchange De-Listing and Reporting Issuer
Arrangement	6	Status	27
Non-Solicitation Covenants	7	DISSENTING SHAREHOLDERS’ RIGHTS	27
Conditions to the Arrangement Becoming		INFORMATION CONCERNING THE
Effective	7	COMPANY	28
Court Approval	7	Business of Company	28
Closing	8	Security Ownership of Certain Beneficial Owners
Termination of the Arrangement Agreement	8	and Principal Shareholders	28
Dissenting Shareholders’ Rights	8	2004 Refinancing	30
The Company, Repechage and the Purchaser	8	Indebtedness of Directors, Officers and
Canadian Federal Income Tax Considerations for		Employees	31
Common Shareholders	8	Auditors	31
Certain U.S. Federal Income Tax Considerations		INFORMATION CONCERNING PARENT AND
for Common Shareholders	9	PURCHASER	31
GLOSSARY OF TERMS	10	Repechage	31
INFORMATION CONCERNING THE		Purchaser	31
MEETINGS AND VOTING	15	CERTAIN TAX CONSIDERATIONS FOR
Solicitation of Proxies	15	COMMON SHAREHOLDERS	31
Record Date	15	Canadian Federal Income Tax Considerations	31
Appointment of Proxies	15	United States Federal Income Tax Considerations	34
Revocation of Proxies	15
Voting of Proxies	16	LEGAL MATTERS	36
Special Instructions for Voting by Non-Registered		ADDITIONAL INFORMATION	36
Common Shareholders	16	APPROVAL OF COMPANY	37
Entitlement to Vote	17	SHAREHOLDER PROPOSALS	37
THE ARRANGEMENT	17	APPENDIX A ARRANGEMENT RESOLUTION	A-1
Background to the Arrangement Agreement	17	APPENDIX B ARRANGEMENT AGREEMENT	B-1
Recommendation of the Special Committee	18	APPENDIX C PETITION	C-1
Recommendation of the Board	18
Reasons for the Arrangement	18
Fairness Opinion	20

TABLE OF CONTENTS
(continued)

-ii-

ELEPHANT & CASTLE GROUP INC.
1190 Hornby Street, Vancouver, British Columbia, Canada V6Z 2K5

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

This Management Information Circular and Proxy Statement (the “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management of Elephant & Castle Group Inc. (the “Company”). The accompanying form of proxy is for use at the Meetings and at any adjournment or postponement thereof and for the purposes set forth in the accompanying Notices of Meeting. A glossary of certain terms used in this Circular is found on pages 11 to 16 of this Circular. The approximate mailing date of this Circular and the accompanying proxy is February 12, 2007.

NOTICE TO SECURITYHOLDERS IN THE UNITED STATES

The Company is a corporation existing under the laws of the Province of British Columbia, Canada. The financial statements of the Company filed on SEDAR and EDGAR have been prepared in U.S. dollars and in accordance with Canadian GAAP with a U.S. GAAP reconciliation; however, they may not be comparable in all respects to financial statements of U.S. companies whose financial statements are prepared solely in accordance with U.S. GAAP.

The enforcement by persons of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that the Company and the Purchaser are organized under the laws of jurisdictions other than the United States, that some or all of their respective officers and directors are not residents of the United States and that all or a substantial portion of their respective assets may be located outside the United States. You may not be able to sue a Canadian company or its officers or directors in a Canadian court for violations of U.S. federal or state securities laws. It may be difficult to compel a Canadian company and its Affiliates to subject themselves to a judgment by a U.S. federal or state court.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY; NOR HAS ANY SECURITIES REGULATORY AUTHORITY PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

Certain information concerning tax consequences of the Arrangement for Common Shareholders who are United States taxpayers is set forth in “Certain Tax Considerations for Common Shareholders — Canadian Federal Income Tax Considerations — Common Shareholders Not Resident in Canada” and “Certain Tax Considerations for Common Shareholders — United States Federal Income Tax Considerations”. Common Shareholders should be aware that the transactions contemplated herein may have tax consequences both in Canada and in the United States. Such consequences may not be described fully herein.

CURRENCY

All currency amounts referred to in this Circular are expressed in United States dollars, unless otherwise indicated. On February 11, 2007, the Bank of Canada noon exchange rate was $0.<*> for Cdn$1.00.

CAUTIONARY STATEMENT WITH RESPECT TO FORWARD-LOOKING STATEMENTS

Certain statements in this Circular constitute ‘‘forward-looking statements’’. All statements, other than statements of historical facts included herein that address activities, events or developments that management of the Company expects or anticipates will or may occur in the future, including such things as goals, cash operating costs, plans and other such matters, as well as statements made concerning plans and anticipated effects of the Arrangement, are forward-looking statements. The words ‘‘estimate’’, ‘‘plan’’, ‘‘anticipate’’, ‘‘expect’’, ‘‘intend’’, ‘‘believe’’, ‘‘target’’, ‘‘budget’’, ‘‘may’’, ‘‘schedule’’ and similar words or expressions identify forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company, including anticipated consequences of the Arrangement, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. These factors include risks and uncertainties relating to the business of the Company including, without limitation, risks related to changes in consumer tastes and lifestyle, government regulations, fluctuating commodity prices, behaviour of existing and new competitor companies and other risks and uncertainties discussed herein and in the Company’s latest annual report on Form 10-K. These factors also include risks and uncertainties related to the Arrangement, including that one or more third parties may make competing acquisition proposals, commence litigation or take other action to seek to delay or prevent consummation of a transaction, or that other events may cause the Board to deem it advisable to hold the Common Shareholder and Creditor Meetings at a different time or place than presently anticipated, and also risks that the Company may be unable to attain the required securityholder or court approvals and that the Arrangement may fail to close for any other reason. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. The Company disclaims any intention or obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

INFORMATION CONTAINED IN THIS CIRCULAR

No person has been authorized to give information or to make any representations in connection with the Arrangement other than those contained in this Circular and, if given or made, any such information or representations should not be relied upon in making a decision as to how to vote on the Arrangement Resolution or be considered to have been authorized by the Company.

This Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.

Securityholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own professional advisors as to the relevant legal, tax, financial or other matters in connection herewith.

SUMMARY OF MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

The following is a summary of the contents of this Circular. This summary is provided for convenience only and should be read in conjunction with, and is qualified in its entirety by, the more detailed information appearing or referred to elsewhere in this Circular, including the Appendices hereto. Certain capitalized terms used in this summary and the Circular are defined in the Glossary of Terms found on pages 11 to 16 of this Circular.

Meeting of Common Shareholders

The Meeting of Common Shareholders will be held on Monday, March 12, 2007, at 10:00 a.m. (local time in Vancouver) in the Coquihalla Room on the 2nd floor of 1190 Hornby Street, Vancouver, British Columbia.

At the Meeting, Common Shareholders will be asked to consider and, if deemed advisable, to pass the Arrangement Resolution.

Common Shareholders of record at the close of business on February 10, 2007 will be entitled to attend and vote at such Meeting or any adjournment or postponement thereof.

Meeting of Creditors

The Meeting of Creditors will be held on Monday, March 12, 2007, at 11:00 a.m. (local time in Vancouver) in the Coquihalla Room on the 2nd floor of 1190 Hornby Street, Vancouver, British Columbia.

At the Meeting, the Creditors will be asked to consider and, if deemed advisable, to pass the Arrangement Resolution.

The Arrangement

If the Arrangement Resolution is approved by two-thirds of the votes cast by the Common Shareholders at the Meeting of Common Shareholders and by a majority in number and three-quarters in value of the Creditors present and voting at the Meeting of Creditors, and all of the other conditions to closing of the Arrangement are satisfied or waived, the Arrangement will be implemented by way of a court approved Plan of Arrangement under the BCA.

Under the Arrangement, among other things, the Common Shares will be transferred by the Common Shareholders to the Purchaser for $0.7982 per Common Share, the Preferred Shares will be transferred by the holders thereof to the Purchaser for $2.3946 per Preferred Share, and the Creditors will be paid all outstanding principal amounts owed under the Notes, together with all interest accrued thereon. Common Share Warrants and Preferred Share Warrants will also be transferred to the Purchaser at a price equal to the amount, if any, by which the applicable Per Share Consideration exceeds the Common Share Warrant or Preferred Share Warrant exercise price and all outstanding Options will be cancelled. See “The Arrangement — Arrangement Mechanics”.

Reasons for the Arrangement

The Special Committee and the Board considered a number of factors in concluding that the Arrangement is in the best interests of the Company and its shareholders, including:

(a)	the Per Share Consideration in respect of the Common Shares represents a premium of approximately 35% over the 30-day average closing price of the Common Shares on the OTCBB for the period ended November 30, 2006, the last trading day prior to the public announcement of the signing by the Company of the letter of intent with Repechage;

(b)	the Fairness Opinion, which was rendered to the Special Committee, to the effect that as of December 15, 2006, the date of the opinion, subject to the limitations and assumptions set forth therein, the consideration to be received by the Minority Shareholders under the Arrangement is fair, from a financial point of view, to the Minority Shareholders. See “The Arrangement — Fairness Opinion”;

(c)	the Arrangement consideration is all cash, which provides certainty of value to securityholders compared to a transaction in which securityholders would receive all or part of the consideration in non-cash consideration;

(d)	the review by the Special Committee of other strategic alternatives to maximize securityholder value, and the Special Committee’s and the Board’s belief that the Arrangement was the most favourable alternative available at the time the Arrangement Agreement was entered into;

(e)	the risks to the Company associated with achieving its long-term plans;

(f)	the fact that the Commitment Letters should, subject to the terms thereof, along with the equity commitments described herein and the Purchaser’s other funds on hand, provide the Purchaser with sufficient resources to finance the transactions contemplated herein;

(g)	the terms of the Arrangement Agreement permit the Board to consider and act on a Superior Proposal in certain circumstances;

(h)	there is limited liquidity for the securities of the Company;

(i)	the Arrangement must be approved by the Court, which will consider, among other things, the fairness and reasonableness of the Arrangement to securityholders; and

(j)	the availability of Dissent Rights.

The Special Committee and the Board also considered a number of potential risks relating to the Arrangement, including:

(a)	the risks to the Company if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement and the diversion of management attention away from the conduct of the Company’s business in the ordinary course;

(b)	the conditions to the Parent’s and the Purchaser’s obligation to complete the Arrangement and the right of the Parent to terminate the Arrangement Agreement under certain circumstances;

(c)	the limitations contained in the Arrangement Agreement on the Company’s ability to solicit additional interest from third parties; and

(d)	the fact that the Arrangement will be a taxable transaction and, as a result, securityholders will generally be required to pay taxes on any gains that result from their receipt of the consideration in the Arrangement.

See “The Arrangement — Reasons for the Arrangement”.

The Special Committee

The Board appointed the Special Committee on November 17, 2006. The Special Committee was established to consider the proposed Arrangement and to advise the Board as to whether it was in the best interests of the shareholders, and to make recommendations to the Board relating to the Board’s recommendation to the shareholders with respect to the Arrangement. The Special Committee retained Capital West Partners to provide financial advice and a fairness opinion. A copy of the Fairness Opinion is attached as Appendix F to this Circular.

After considering the Fairness Opinion, the advice provided by its legal and financial advisors and other factors summarized in this Circular, including those summarized under ‘‘Reasons for the Arrangement’’ above, the Special Committee unanimously determined that the Arrangement is fair to the Minority Shareholders and recommended that the Board authorize the submission of the Arrangement Agreement to the Court and shareholders for approval. See ‘‘The Arrangement — Background to the Arrangement Agreement’’ and ‘‘The Arrangement — Reasons for the Arrangement’’.

Recommendation of the Board

Other than those directors who abstained from voting as a result of their interest in the Arrangement, as more particularly described herein, all members of the Board have determined that the Arrangement is fair to the securityholders of the Company and is in the best interests of the Company. The Board has approved the Arrangement and recommends that securityholders vote in favour of the Arrangement Resolution. See “The Arrangement — Recommendation of the Board” and “The Arrangement – Interests of Directors and Senior Management in the Arrangement”.

Capital West Partners Fairness Opinion

The Financial Advisor has delivered a fairness opinion to the Special Committee to the effect that, subject to the limitations and assumptions set forth therein, the consideration to be received by the Minority Shareholders under the Arrangement is fair, from a financial point of view, to the Minority Shareholders.

The full text of the Fairness Opinion, which sets forth, among other things, assumptions made, information reviewed, matters considered and limitations on the scope of the review undertaken in rendering its opinion, is attached as Appendix F to this Circular. Securityholders are urged to read the opinion in its entirety. The summary of the Fairness Opinion contained in this Circular is qualified by reference to the full text of such opinion. The Financial Advisor provided its opinion for the benefit of the Special Committee in connection with its consideration of the Arrangement. The Fairness Opinion is not a recommendation as to how the Common Shareholders, Creditors or other securityholders of the Company should vote or act with respect to the Arrangement. See “The Arrangement — Fairness Opinion”.

Required Securityholder Approval

The approval of the Arrangement Resolution will require the affirmative vote of: (i) at least two-thirds of the votes cast by the Common Shareholders, present in person or by proxy, at the Meeting of Common Shareholders, and (ii) a majority in number and three-quarters in value of the Creditors present and voting at the Meeting of Creditors in person or by proxy, in order for the Company to seek the Final Order and implement the Arrangement in accordance with the Final Order. The Arrangement must also be approved by the unanimous written consent of the holders of: (i) the Preferred shares, Series A of the Company, (ii) the Class A Preferred shares of the Company, (iii) the Common Share Warrants, and (iv) the Preferred Share Warrants. See “The Arrangement — Required Approvals”.

GEIPPP, Crown and the Management Shareholders, who collectively hold approximately 92% of the Common Shares, on a fully-diluted basis, have agreed pursuant to their respective Support Agreements that they will, subject to the terms of their respective Support Agreements, vote the Common Shares and other securities they own in favour of the Arrangement Resolution.

Arrangement Mechanics

Pursuant to the Plan of Arrangement, commencing at the Effective Time, the following transactions will occur in the following order:

  Each Preferred Share outstanding immediately prior to the Effective Time will be transferred by the holders thereof to the Purchaser in exchange for a payment equal to the applicable Per Share Consideration payable in respect of the Preferred Shares, which amount will be paid from the Preferred Share Consideration deposited with the Depositary, and the names of the holders of such Preferred Shares transferred to the Purchaser will be removed from the applicable registers of the holders of Preferred Shares, and the Purchaser will be recorded as the registered holder of the Preferred Shares so acquired and will be deemed to be the legal and beneficial owner thereof, subject to the right of Dissenting Shareholders.

  Each Common Share outstanding immediately prior to the Effective Time will be transferred by the Common Shareholders to the Purchaser in exchange for the applicable Per Share Consideration payable in respect of the Common Shares, which amount will be paid from the Common Share Consideration deposited with the Depositary, and the names of the Registered Common Shareholders will be removed from the applicable registers of Common Shareholders, and the Purchaser will be recorded as the registered holder of the Common Shares so acquired and will be deemed the legal and beneficial owner thereof, subject to the right of Dissenting Shareholders.

  Each Common Share Warrant and each Preferred Share Warrant outstanding immediately prior to the Effective Time will be transferred by the holders thereof to the Purchaser in exchange for a payment equal to the amount, if any, by which the applicable Per Share Consideration exceeds the exercise price of such Common Share Warrant or Preferred Share Warrant, as the case may be, which amount shall be paid from the Common Share Consideration or Preferred Share Consideration, as the case may be, deposited with the Depositary, and the former holders of such warrants will thereafter have only the right to receive the consideration to which they are entitled pursuant to the Plan of Arrangement.

  Each Option that has not been exercised and remains outstanding immediately prior to the Effective Time will be terminated.

  The Purchaser (or an affiliate thereof) will provide one or more loans to the Company in an aggregate amount equal to the aggregate of all principal amounts owing, together with all interest accrued thereon, to the Creditors, and the Company will immediately repay in full all amounts owing to the Creditors and discharge the Notes.

See “The Arrangement — Arrangement Mechanics”.

In order to receive the cash consideration for the Common Shares, a Common Shareholder must complete, sign, date and return the enclosed Letter of Transmittal in accordance with the instructions set out therein.

Sources of Funds for the Arrangement

Under the terms of the Arrangement, an aggregate amount of approximately $29.6 million is expected to be paid to refinance outstanding indebtedness of the Company and acquire all of the outstanding securities of the Company (assuming no shareholders exercise their Dissent Rights). Under the Commitment Letters, the Purchaser and the Parent have obtained commitments to provide approximately $21 million in debt financing to fund a portion of this amount. The balance will be funded by way of equity from the Parent and the Management Shareholders in the Purchaser. See “The Arrangement — Sources of Funds for the Arrangement”.

Interests of Senior Management and Others in the Arrangement

Certain members of the Company’s senior management and of the Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. Each of the Management Shareholders has entered into an employment agreement and a change of control agreement with the Company pursuant to which the Management Shareholders are entitled to participate, subject to continuing service with the Company, in a special bonus of Cdn. $132,500 to be shared among themselves upon a change of control of the Company. In addition, as a condition to the closing of the Arrangement, the Management Shareholders will enter into an investment agreement pursuant to which they will agree to collectively invest $300,000 in common shares of the Purchaser.

Mr. Wiederecht is GEIPPP’s nominee to the Board. GEIPPP holds Common Shares and other securities, including a Note, of the Company. GEIPPP is also an affiliate of GE Canada Equipment Financing G.P., one of the proposed lenders who has provided a Commitment Letter to the Purchaser to fund a portion of the Arrangement pursuant to the Arrangement Agreement. Given GEIPPP’s interest in the transaction, of which the Special Committee and the Board were aware, Mr. Wiederecht did not attend the Board meeting approving the Arrangement and did not vote on the directors’ resolution approving the Arrangement.

Mr. Bryant, President and Chief Executive Officer of the Company, disclosed his disclosable interest in the Arrangement prior to the Board’s approval of the Arrangement and did not vote on the directors’ resolution approving the Arrangement.

The Special Committee and the Board are aware of the interests of certain senior management and directors in the Arrangement as disclosed herein and have considered them along with other matters described in “The Arrangement — Interests of Directors and Senior Management in the Arrangement”.

Non-Solicitation Covenants

The Company has agreed in the Arrangement Agreement that, other than in respect of the Arrangement, it will not, and it will not permit any of its subsidiaries to, directly or indirectly, among other things, solicit, initiate, facilitate, engage in, respond to or encourage any Acquisition Proposal. Nonetheless, the Board is permitted to consider and accept a Superior Proposal under certain conditions. The Purchaser is entitled to a five Business Day period within which to exercise a right to match any Superior Proposal. See “Other Terms of the Arrangement Agreement — Covenants of the Company Regarding Non-Solicitation”.

Conditions to the Arrangement Becoming Effective

The obligations of the parties to complete the transactions contemplated by the Arrangement are subject to the fulfillment or waiver of certain mutual conditions, including the receipt of all necessary securityholder approvals and the Final Order, the Purchaser and each Management Shareholder having entered into employment and non-compete agreements, and the Parent, the Purchaser, the Management Shareholders, GEIPPP and Crown having entered into an escrow agreement with an acceptable escrow agent providing for an escrow in the aggregate amount of $1.84 million as exclusive support for indemnification claims for breaches of representations, warranties and covenants contained in the Support Agreements and providing for a release date of nine months from the Effective Date. The obligations of the parties to complete the transactions contemplated by the Arrangement are also subject to a number of other conditions being fulfilled or waived by either the Company or Repechage (as applicable) on or before the Effective Date, including performance by the Company and the Parent of their respective covenants contained in the Arrangement Agreement and the representations and warranties of the Company and the Parent contained in the Arrangement Agreement being true and correct in all material respects as of the Effective Date. The obligations of the Purchaser to complete the transactions contemplated by the Arrangement are also subject to the fulfillment or waiver of certain conditions, including, but not limited to:

  Dissent Rights will not have been exercised and remain outstanding with respect to more than 10% of the Common Shares in connection with the Arrangement;

  all material consents and Permits will have been obtained;

  no Material Adverse Effect in respect of the Company will have occurred;

  the Purchaser and the Management Shareholders will have entered into an investment agreement or similar agreement pursuant to which the Management Shareholders will have collectively invested not less than $300,000 in common shares of the Purchaser;

  the Company will have received waivers from certain individuals pursuant to which such individuals will have agreed to waive their rights arising from the change of control provisions of their respective change of control agreements with the Company, as a result of the Arrangement;

  the Purchaser will have been provided with “payoff letters” from GEIPPP and Crown; and

  the satisfaction, in accordance with the terms of the Commitment Letters, of the conditions precedent set forth in such letters, other than those which are solely within the control of the Parent or the Purchaser.

See “Other Terms of the Arrangement Agreement — Conditions Precedent to the Arrangement”.

Court Approval

The Arrangement requires approval by the Court under Section 288 of the BCA. Prior to the mailing of the Circular, the Company obtained the Interim Order, which provides for the calling and holding of the Meetings, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Appendix G to this Circular. Subject to the approval of the Arrangement Resolution by: (i) at least two-thirds of the votes cast by the Common Shareholders, present in person or by proxy, at the Meeting of Common Shareholders, and (ii) a majority in number and three-quarters in value of the Creditors present and voting at the Meeting of Creditors in person or by proxy and other required securityholder approvals as specified in the Plan of Arrangement and summarized herein. The hearing in respect of the Final Order is currently contemplated to take place immediately following the Meetings.

At the hearing, the Court will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court considers appropriate. See “Principal Legal Matters — Court Approval of the Arrangement and Completion of the Arrangement”.

Closing

The Arrangement Agreement provides that the Effective Date is to occur on the date which is five Business Days from the date on which all of the conditions precedent to the completion of the Arrangement Agreement, including receipt of the Final Order, have either been fulfilled or have been waived or such other date as may be agreed to by the parties in accordance with the terms of the Arrangement Agreement.

Termination of the Arrangement Agreement

The Company and Repechage may agree in writing to terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the Effective Time. In addition, either the Company or the Parent may terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the Effective Time if certain specified events occur. See “Other Terms of the Arrangement Agreement — Termination Rights”.

Dissenting Shareholders’ Rights

Registered Common Shareholders are entitled to exercise Dissent Rights by providing written notice to the Company at or before 4:00 p.m. (Vancouver time) on March 10, 2007 (or by 4:00 p.m. on the date that is 48 hours prior to the date of any adjourned or postponed Meeting) in the manner described under the heading “Dissenting Shareholders’ Rights” below. If a Registered Common Shareholder dissents, and the Arrangement is completed, the Dissenting Shareholder is entitled to be paid the “fair value” of its Dissenting Shares as more particularly described herein. This amount may be the same as, more than, or less than the Per Share Consideration offered under the Arrangement. Only Registered Common Shareholders are entitled to Dissent Rights. Common Shareholders should carefully read the section in this Circular entitled “Dissenting Shareholders’ Rights” and the relevant provisions of the BCA attached to this Circular as Schedule “G” if they wish to exercise Dissent Rights. See “Dissenting Shareholders’ Rights”.

The Company, Repechage and the Purchaser

Company. The Company owns and operates pub and casual dining restaurants in the United States and Canada and is actively engaged in restaurant franchising activities. The Company currently owns and operates a chain of 15 full-service casual dining restaurants and pubs, seven of which are located in Canada and eight of which are located in the United States.

Repechage. Repechage is a corporation formed under the laws of Newfoundland and Labrador that holds investments in the transportation, service and real estate sectors. Repechage is a closely-held company, with a majority of its shares being held by David L. Dobbin and members of his family.

Purchaser. The Purchaser is a company incorporated under the federal laws of Canada and is a wholly-owned subsidiary of the Parent.

Canadian Federal Income Tax Considerations for Common Shareholders

Residents of Canada. Generally, a Common Shareholder who is a Resident Common Shareholder and who holds Common Shares as capital property will realize a capital gain (or a capital loss) equal to the amount by which the cash received by such Resident Common Shareholder, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the Resident Common Shareholder of such shares.

Non-Residents of Canada. Generally, a Common Shareholder who is a Non-Resident Common Shareholder will be subject to tax under the Tax Act on any gain realized on the disposition of Common Shares, as in the case of a Resident

Common Shareholder, unless such gain is exempt from taxation in Canada under the provisions of a bilateral tax treaty between Canada and the country of residence of the Non-Resident Common Shareholder. This will generally be the case for U.S. resident Common Shareholders by virtue of the Canada-U.S. Tax Treaty, provided such Common Shareholder qualifies as a resident of the U.S. under such treaty. Common Shareholders that are not Resident Common Shareholders will be required to comply with the clearance certificate procedures set out in the Tax Act, and the Purchaser will be entitled to withhold 25% of the purchase price until furnished with a clearance certificate in respect of the disposition prior to the date such amount withheld is required to be remitted by the Purchaser to the CRA.

The foregoing is a brief summary of Canadian federal income tax consequences only. Common Shareholders should read carefully the information in the Circular under the heading “Certain Tax Considerations for Common Shareholders — Canadian Federal Income Tax Considerations”, which qualifies the summary set forth above. Common Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the Arrangement.

Certain U.S. Federal Income Tax Considerations for Common Shareholders

The Arrangement will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder (as defined under the heading “Certain U.S. Federal Income Tax Considerations” below) will recognize a gain or loss upon the sale or other taxable disposition of Common Shares, equal to the difference, if any, between (i) the amount of cash plus the fair market value of any property received, and (ii) the holder’s tax basis in the Common Shares. This gain or loss generally will be long-term capital gain or loss if the Common Shares are held for more than one year.

U.S. Holders of Common Shares should read carefully the information in the Circular under the heading “Certain U.S. Federal Income Tax Considerations” below, which qualifies the summary set forth above. U.S. Holders of Common Shares should consult their own financial advisor, legal counsel or accountant in order to determine their own particular U.S. federal, state, local and foreign tax consequences of the Arrangement.

GLOSSARY OF TERMS

The following is a glossary of certain terms used in this Circular, including the summary beginning on page 3, but not including the Appendices:

“Acquisition Proposal” means any inquiry, proposal or transaction involving the Company and/or its subsidiaries regarding any merger, amalgamation, arrangement, restructuring, take-over bid, tender offer, exchange offer, sale or purchase of substantial assets, sale or purchase of a material number of treasury shares, any material equity interest or rights or any other material interests therein or thereto, any business combination, liquidation, reorganization or recapitalization or any similar transaction or series of related or similar transactions which would have the effect of any of the foregoing.

“Affiliate” has the meaning determined in accordance with the Securities Act.

“allowable capital loss” has the meaning ascribed to it under “Canadian Federal Income Tax Considerations — Common Shareholders Resident in Canada — Disposition of Common Shares”.

“Arrangement” means the arrangement under Section 288 of the BCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the Arrangement Agreement or Article 5 of the Plan of Arrangement or in the discretion of the Court in the Final Order.

“Arrangement Agreement” means the arrangement agreement dated January 22, 2007 among the Company, the Parent and the Purchaser, a copy of which is attached to this Circular as Appendix B, and any amendment thereto made in accordance with such agreement.

“Arrangement Resolution” means the special resolution of the Common Shareholders and the resolution of the Creditors approving the Plan of Arrangement to be considered at the Meetings, as set out in Appendix A to this Circular.

“BCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, which is not a Saturday or Sunday or a statutory holiday in Toronto, Ontario or Vancouver, British Columbia.

“Canadian GAAP” means Canadian generally accepted accounting principles.

“CDS” means The Canadian Depository for Securities Limited.

“Circular” means this management information circular and proxy statement of the Company, including all appendices hereto.

“Commitment Letters” means the debt commitment letters provided to Repechage in respect of the transaction, copies of which have been provided to the Company.

“Common Share Consideration” means the aggregate consideration payable to Common Shareholders and holders of Common Share Warrants pursuant to the Plan of Arrangement.

“Common Share Warrant” means an outstanding warrant to purchase Common Shares.

“Common Shareholders” means the Registered Common Shareholders and the Non-Registered Common Shareholders and “Common Shareholder” means either a Registered Common Shareholder or a Non-Registered Common Shareholder.

“Common Shares” means common shares in the capital of the Company.

“Company” means Elephant & Castle Group Inc., a company existing under the laws of British Columbia.

“Court” means the Supreme Court of British Columbia.

“CRA” means the Canada Revenue Agency.

“Creditor” means a holder of Notes.

“Creditors’ Consideration” means the aggregate consideration payable to the Creditors pursuant to the Plan of Arrangement.

“Crown” means Crown Life Insurance Company.

“Demand for Payment” has the meaning ascribed to it under “Dissenting Shareholders’ Rights”.

“Depositary” means CIBC Mellon Trust Company, appointed to act as depositary for the purposes of the Arrangement by the Company.

“Dissent Notice” means the written objection of a Registered Common Shareholder to the Arrangement Resolution, submitted to the Company in accordance with the Dissent Procedures.

“Dissent Procedures” means the dissent procedures, as described under the heading “Dissenting Shareholders’ Rights”.

“Dissent Rights” means the rights of dissent of a Registered Common Shareholder in respect of the Arrangement Resolution described in the Plan of Arrangement.

“Dissenting Shareholder” means a Registered Common Shareholder who has duly exercised its Dissent Rights and who has not withdrawn or been deemed to have withdrawn such Dissent Rights.

“Dissenting Shares” means the Common Shares in respect of which a Dissenting Shareholder dissents.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System of the SEC.

“Effective Date” means the date which is five Business Days from the date on which all of the conditions precedent to the completion of the Arrangement Agreement, including receipt of the Final Order, have either been fulfilled or have been waived, or such other date as may be agreed to by the Company, the Parent and the Purchaser in accordance with the terms of the Arrangement Agreement.

“Effective Time” means 12:01 a.m. (Vancouver Time) on the Effective Date.

“Fairness Opinion” means the fairness opinion dated December 15, 2006 delivered by the Financial Advisor to the Special Committee, a copy of which is attached to this Circular as Appendix F.

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal.

“Financial Advisor” means Capital West Partners.

“GEIPPP” means GE Investment Private Placement Partners II, a Delaware limited partnership;

“Governmental Entity” means (i) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, administrative body, commission, board, bureau or agency, domestic or foreign; (ii) any subdivision, agent or agency, commission, board, or authority of any of the foregoing; (iii) any self-regulatory authority or stock exchange; or (iv) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

“Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Meetings, a copy of which is attached to this Circular as Appendix E, as such order may be amended, as contemplated under the Arrangement Agreement.

“Intermediary” means an intermediary with which a Non-Registered Common Shareholder may deal, including banks, trust companies, securities dealers or brokers and trustees or administrators of self-directed trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans (collectively, as defined in the Tax Act) and similar plans, and their nominees.

“Law” or “Laws” means all laws, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity or self-regulatory authority, and the term “applicable” with respect to such Laws and in a context that refers to one or more parties to the Arrangement Agreement, means such laws as are applicable to such party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the party or parties or its or their business, undertaking, property or securities.

“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Common Shareholders for use in connection with the Arrangement.

“Management Shareholders” means Richard H. Bryant, Director, President and Chief Executive Officer, Peter Laurie, Chief Operating Officer, and Roger Sexton, Vice President, Finance and Chief Financial Officer of the Company.

“Material Adverse Effect” means, when used in connection with the Company, any change, effect, event, occurrence or state of facts that is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations or financial condition of the Company and its subsidiaries, taken as a whole, other than any change, effect (whether alone or in combination with other effects), event, occurrence or state of facts resulting from: (i) the announcement of the Arrangement or the execution of the Arrangement Agreement, (ii) the passing of the Arrangement Resolution or any action required to be taken by the Arrangement Agreement in order to implement the Arrangement; (iii) changes in general economic or political conditions or securities or banking markets in general; (iv) generally applicable changes in applicable Law; (v) changes in factors affecting the restaurant business generally or the markets in which the Company and its subsidiaries operate; (vi) the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or (vii) changes in any accounting rule or regulation or Canadian GAAP or the interpretation thereof.

“Meetings” means, collectively, the special meeting of the Common Shareholders and the meeting of the Creditors to be held to consider the Arrangement Resolution, including any adjournments and postponements thereof, and “Meeting” means any one of such meetings, as the context requires.

“Minority Shareholders” means the Common Shareholders, other than GEIPPP, Crown and the Management Shareholders.

“Non-Registered Common Shareholder” means a non-registered beneficial holder of Common Shares whose Common Shares are registered in the name of an Intermediary, or in the name of CDS or another clearing agency of which an Intermediary is a participant.

“Non-Resident Common Shareholder” means a Common Shareholder who, for the purposes of the Tax Act and at all relevant times, (i) has not been and is not resident or deemed to be resident in Canada and (ii) does not use or hold and is not deemed to use or hold Common Shares in connection with carrying on a business in Canada or as designated insurance property.

“Non-Resident Dissenting Shareholder” means a Non-Resident Common Shareholder who exercises Dissent Rights.

“Notes” means, collectively, (i) the restated and amended senior secured note issued by the Company to GEIPPP dated December 17, 2004 in the principal amount of $4,203,879 with interest accruing thereon at 14% per annum, (ii) the credit agreement dated December 17, 2004 between, inter alia, the Company and Crown pursuant to which Crown has extended a Cdn.$5,000,000 term loan to the Company, and (iii) the various convertible subordinated notes issued to various holders thereof dated December 17, 2004 in the principal aggregate amount of $649,000 payable on December 31, 2009, with interest accruing thereon at 9¼% per annum.

“Notice of Appearance” has the meaning ascribed thereto in “Principal Legal Matters — Court Approval of the Arrangement and Completion of the Agreement”.

“Notice of Intention” means the notice of intention to act on the authority of the Arrangement Resolution of the Company, as described under the heading “Dissenting Shareholders’ Rights”.

“Notices of Meeting” means the Notice of Special Meeting of Holders of Common Shares and the Notice of Meeting of Creditors of the Company, each dated February 12, 2007.

“Offer to Pay” means the written offer of the Company to each Dissenting Shareholder who has sent a Demand for Payment to pay for its shares in an amount considered by the Board to be the fair value of the shares, all in compliance with the Dissent Procedures.

“Option” means an option to purchase Common Shares.

“OTCBB” means the Over-the-Counter Bulletin Board.

“Parent” or “Repechage” means Repechage Investments Limited, a corporation incorporated under the laws of Newfoundland and Labrador.

“Per Share Consideration” means: (i) in respect of a Common Share, an amount of $0.7982 per Common Share; and (ii) in respect of a Preferred Share, an amount of $2.3946 per Preferred Share.

“Permit” means any license, permit, certificate, consent, order, grant, approval, classification, registration or other authorization of or from any Governmental Entity.

“person” means any individual, partnership, limited partnership, syndicate, sole proprietorship, company or corporation, with or without share capital, unincorporated association, trust, trustee, executor, administrator, or other legal personal representative, regulatory body or agency, government or Governmental Entity, however designated or constituted.

“Plan of Arrangement” means the plan of arrangement in substantially the form annexed as Schedule B to the Arrangement Agreement, as amended, modified or supplemented from time to time in accordance with the terms thereof, the Arrangement Agreement or any order of the Court.

“Preferred Share Consideration” means the aggregate consideration payable to holders of Preferred Shares and holders of Preferred Share Warrants pursuant to the Plan of Arrangement.

“Preferred Share Warrant” means an outstanding warrant to purchase Preferred shares, Series A or Class A Preferred shares of the Company.

“Preferred Shares” means, collectively, the Preferred shares, Series A and the Class A Preferred shares of the Company.

“Proposed Amendments” means all specific proposals to amend the Tax Act or the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof.

“Purchaser” means Repechage Restaurant Group Ltd., a corporation incorporated under the laws of Canada.

“Record Date” means the close of business on February 10, 2007.

“Registered Common Shareholder” means a registered holder of Common Shares as recorded in the Company’s securities register maintained by the Transfer Agent.

“Regulations” means the regulations under the Tax Act.

“Resident Common Shareholder” means a Common Shareholder who, for purposes of the Tax Act and any applicable income tax treaty, at all relevant times, is or is deemed to be resident in Canada.

“Resident Dissenting Shareholder” means a Resident Common Shareholder who exercises Dissent Rights.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act (British Columbia), as amended.

“SEDAR” means the System for Electronic Document Analysis and Retrieval of the Canadian Securities Administrators.

“Special Committee” means the special committee of the Board formed to consider the Arrangement.

“subsidiary” means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to a subsidiary.

“Superior Proposal” means a bona fide, written Acquisition Proposal received after the date of the Arrangement Agreement that (i) did not result from a breach of any agreement between the person making such Acquisition Proposal and the Company or any of its subsidiaries, or a breach of relevant provisions of the Arrangement Agreement, (ii) involves substantially all of the outstanding equity of the Company or substantially all of the consolidated assets of the Company, and (iii) in respect of which the Board determines in its good faith judgment, after consultation with its financial advisors and its outside counsel (which outside counsel shall have advised the Board that failing to take any such action would be inconsistent with the performance of its duties under applicable Law), that there is a reasonable likelihood that any required financing will be obtained and that the Acquisition Proposal would, if consummated in accordance with its terms, result in a transaction that: (A) is reasonably capable of completion in accordance with its terms without undue delay, taking into account all legal, financial, regulatory, financing and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal, and (B) is more favourable to the securityholders of the Company than the Arrangement, taking into account any approval requirements and all other financial, legal, regulatory and other aspects of such proposal.

“Support Agreements” means, collectively, the Support and Indemnification Agreements dated January 22, 2007 among each of GEIPPP, Crown and each of the Management Shareholders and the Purchaser.

“Tax Act” means the Income Tax Act (Canada), as amended.

“taxable capital gain” has the meaning ascribed to it under the heading “Canadian Federal Income Tax Considerations — Common Shareholders Resident in Canada — Disposition of Common Shares”.

“Transfer Agent” means the Company’s registrar and transfer agent, American Stock Transfer and Trust Company.

“U.S. GAAP” means accounting principles generally accepted in the United States.

“U.S. Holder” has the meaning ascribed to it under the heading “Certain Tax Considerations for Common Shareholders – United States Federal Income Tax Considerations”.

INFORMATION CONCERNING THE MEETINGS AND VOTING

Solicitation of Proxies

This Circular is being provided in connection with the solicitation of proxies by management of the Company for use at the Meetings of Common Shareholders and Creditors to be held at 10:00 a.m. and 11:00 a.m., respectively, on Monday, March 12, 2007 and at any and all adjournments thereof, at the place and for the purposes set forth in the accompanying Notices of Meeting.

The solicitation is being made by management. The cost of this solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by telephone by the Company’s directors, officers or regular employees at nominal cost. The Company will also pay the broker-dealers, banks or other nominee Common Shareholders their reasonable expenses in mailing copies of the meeting materials to beneficial owners of Common Shares.

Unless otherwise specified, all information provided in this Circular is as at January 31, 2007.

Record Date

In the Interim Order, the Court set the close of business on February 10, 2007 as the Record Date for determining which Registered Common Shareholders will be entitled to receive the Notice of Special Meeting and to attend and vote at the Meeting of Common Shareholders.

Appointment of Proxies

The persons named in the accompanying form of proxy are officers and directors of the Company and are management designees. If you are a Registered Common Shareholder or a Creditor, you have the right to designate a person (who need not be a Common Shareholder or Creditor) to attend and vote for you at the Meeting. You may exercise this right by either striking out the printed names and inserting in the blank space provided in the enclosed form of proxy the name of the person whom you wish to designate or by completing another proper form of proxy, and in either case depositing the completed proxy not later than 10:00 a.m. (Vancouver time) on March 10, 2007 with the Company at 2nd Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5 or by fax to 604-684-8595 or at the offices of the Company’s registrar and transfer agent, American Stock Transfer and Trust Company, located at 6201 15th Avenue, Brooklyn, New York 11219 USA.

A proxy will not be valid unless signed by you as a Registered Common Shareholder or Creditor, as the case may be, or by your attorney duly authorized in writing. If you are the representative of a Registered Common Shareholder or Creditor that is a corporation or association, the form of proxy should bear the seal of the corporation or association, and must be executed by an officer or an attorney duly authorized in writing. If the form of proxy is executed by an attorney for an individual Registered Common Shareholder or by an officer or attorney of a Registered Common Shareholder or Creditor that is a corporation or association, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the form of proxy.

Revocation of Proxies

In addition to revocation in any manner permitted by applicable Laws, you may revoke your proxy by an instrument in writing signed by you as a Registered Common Shareholder or Creditor or by your attorney duly authorized in writing. If you are a representative of a Common Shareholder or Creditor that is a corporation or association, the instrument in writing should bear the seal of the corporation or association and must be executed by an officer or by an attorney duly authorized in writing. To be effective, the revocation instrument must be deposited with the Company’s registered office, c/o Fasken Martineau DuMoulin LLP, Suite 2100, 1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2, Attention: Georald Ingborg, at any time up to and including the last Business Day preceding the day of the Meeting or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked. Only Registered Common Shareholders and Creditors have the right to revoke a proxy. See “Special Instructions for Voting by Non-Registered Common Shareholders” below.

Voting of Proxies

All Common Shares represented at the Meeting by properly executed proxies will be voted (including the voting on any ballot) or withheld from voting in accordance with the Common Shareholder’s instruction as a Registered Common Shareholder. Common Shares for which the holder has elected to withhold authority to vote (including broker non-votes) on a matter will count toward a quorum of Common Shareholders, but will not be included in determining the number of votes cast with respect to such matter.

In the absence of any specification of choice on the enclosed form of proxy with respect to any matter to be acted upon, the management designees, if named in the enclosed form of proxy, will vote in favour of the matters set out therein.

Properly executed proxies of Creditors will also be voted (including the voting on any ballot) or withheld from voting in accordance with the Creditor’s instruction. In the absence of a specification by the Creditor of choice on the enclosed form of proxy with respect to any matter to be acted upon, the management designees, if named in the enclosed form of proxy, will vote in favour of the matters set out therein.

The management designees named in the enclosed form of proxy are directors and/or officers of the Company and have indicated their willingness to represent as proxyholder each Common Shareholder of record or Creditor who appoints them.

The enclosed form of proxy, when properly signed, confers discretionary authority upon the persons named therein with respect to amendments or variations of matters identified in the Notices of Meeting and any other matters which may properly be brought before the Meetings. As of the date hereof, management is not aware that any such amendments to, variations of or other matters to be presented for action at the Meetings. However, if any other matters that are not now known to management should properly come before the Meetings, then the management designees intend to vote in accordance with the judgment of management.

Special Instructions for Voting by Non-Registered Common Shareholders

Only Registered Common Shareholders or duly appointed proxyholders are permitted to vote at the Meeting of Common Shareholders. Many Common Shareholders are Non-Registered Common Shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares or some other Intermediary, or in the name of a clearing agency, such as CDS, of which the Intermediary is a participant. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the relevant Notice of Meeting, this Circular, the form of proxy and related documents (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Common Shareholders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Common Shareholders. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Common Shareholders. With those Meeting Materials, Intermediaries or their service companies should provide Non-Registered Common Shareholders with a “request for voting instruction form” which, when properly completed and signed by such Non-Registered Common Shareholder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. The purpose of this procedure is to permit Non-Registered Common Shareholders to direct the voting of the Common Shares which they beneficially own. Should a Non-Registered Common Shareholder wish to vote at the Meeting of Common Shareholders in person, the Non-Registered Common Shareholder should follow the procedure in the request for voting instructions provided by or on behalf of the Intermediary and request a form of legal proxy which will grant the Non-Registered Common Shareholder the right to attend the Meeting and vote in person. Non-Registered Common Shareholders should carefully follow the instructions of their Intermediary, including those regarding when and where the completed request for voting instructions is to be delivered.

Only Registered Common Shareholders have the right to revoke a proxy. Non-Registered Common Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and, if necessary, revoke their proxy in accordance with the revocation procedures set out above.

Entitlement to Vote

As at the Record Date, the Company had 6,052,369 Common Shares issued and outstanding. Each Common Shareholder of record at the close of business on the Record Date is entitled to one vote on a ballot at the Meeting of Common Shareholders for each Common Share held by such Common Shareholder.

Two persons who are, or who represent by proxy, Common Shareholders who, in the aggregate, hold at least 10% of the issued Common Shares entitled to be voted at the Meeting of Common Shareholders will constitute a quorum at such Meeting. Voting persons are Registered Common Shareholders or duly authorized representatives of, or proxyholders of such Registered Common Shareholder, entitled to vote at the Meeting.

Each Creditor will be entitled to attend and to vote at the Meeting of Creditors. A Creditor will be entitled to one vote at the Meeting of Creditors for each $1.00 of principal amount outstanding under the respective Notes of the Creditor. Two persons who are, or who represent by proxy, Creditors who, in the aggregate, hold at least 10% of the value of the claims of the Creditors will constitute a quorum for the Meeting of Creditors.

THE ARRANGEMENT

Background to the Arrangement Agreement

The provisions of the Arrangement Agreement are the result of arm’s length negotiations conducted between representatives of the Company and Repechage and their respective advisors. The following is a summary of the events leading up to the negotiation of the Arrangement Agreement and the meetings, negotiations, and actions between the parties that preceded the execution and public announcement of the Arrangement Agreement.

Initial Dealings

On August 22, 2006, the Company and the Parent entered into a letter of intent with respect to the proposed Arrangement, which included an exclusivity provision requiring the Company to work exclusively with the Parent for 45 days from the date of such letter of intent. On October 5, 2006, the Board resolved to extend the exclusivity period for a further 30 days.

The exclusivity period in the initial letter of intent subsequently expired, and on December 1, 2006, the Company and the Parent entered into a replacement letter of intent with respect to the proposed Arrangement, and the Company issued a press release announcing such replacement letter of intent.

Appointment of Special Committee

On November 17, 2006, the Board held a meeting to discuss the proposed transaction with Repechage. At this meeting, the Board formed a Special Committee consisting of three of its independent directors, being Messrs. Tom Chambers, Colin Stacey and Jeffrey Barnett, to assist the Board in its review and evaluation of the proposed transaction.

Special Committee Assessment of Transaction

On November 20, 2006, the Special Committee held its first meeting to consider the proposed transaction. At that meeting the Special Committee determined to engage the Law Offices of David Cohen to act as legal counsel to the Special Committee. After reviewing a full report concerning the state of negotiations regarding the revised letter of intent with Repechage, the Special Committee also determined to formally engage Capital West Partners to act as financial advisor to the Special Committee and to provide a fairness opinion with respect to the transaction.

The Special Committee held further meetings to consider the proposed transaction on November 28, 2006, December 8, 2006, December 15, 2006 and December 19, 2006. At the December 15, 2006 meeting the Financial Advisor provided its Fairness Opinion to the Special Committee to the effect that as of that date, subject to the limitations and assumptions set forth therein, the consideration to be received by the Minority Shareholders pursuant to the Arrangement Agreement was fair, from a financial point of view, to the Minority Shareholders. In determining whether to recommend to the Board that it approve the Arrangement, the Special Committee considered, among other things, the Fairness Opinion and the other factors set forth herein and the reasons for the Arrangement as set forth under “Reasons for the Arrangement”.

The Special Committee considered the proposed transaction from a business, financial and legal perspective and the reasons for the Arrangement set forth under “Reasons for the Arrangement”. The Special Committee concluded that the Arrangement is fair, from a financial point of view, to the Minority Shareholders. In reaching its determination to approve and recommend the Arrangement, the Special Committee did not assign any relative or specific weights to the factors which were considered, and individual directors may have given different weights to different factors. The Special Committee was, however, unanimous in its recommendation that the Board approve the Arrangement and recommend that the securityholders vote in favour of the Arrangement Resolution.

Board Approval of the Arrangement Agreement

On January 4, 2007, the Board held a meeting at which all of the directors of the Company, except Mr. Wiederecht, were present in person or by telephone. The Board received a briefing from counsel on the terms and conditions of the Arrangement Agreement and the duties and responsibilities of the Board in considering the Arrangement Agreement.

The Board received a report from the Special Committee and, following discussion, resolved to approve the Arrangement Agreement and authorized any two directors or officers of the Company to finalize and execute the Arrangement Agreement. Mr. Bryant, President and Chief Executive Officer of the Company, disclosed his disclosable interest in the Arrangement prior to the Board’s approval of the Arrangement and did not vote on the directors’ resolution approving the Arrangement. Given GEIPPP’s interest in the transaction, of which the Special Committee and the Board were aware, Mr. Wiederecht, GEIPPP’s nominee to the Board, did not attend the Board meeting to approve the Arrangement and did not vote on the directors’ resolution approving the Arrangement.

Debt Commitment Letters

The Purchaser has delivered to the Company executed copies of the Commitment Letters, which provide for the advance, on fulfillment of the terms thereof, of a portion of the funds necessary for the completion of the Arrangement.

Execution and Delivery of the Arrangement Agreement

The Arrangement Agreement was executed and delivered by the parties thereto on January 22, 2007. The Arrangement Agreement was announced by way of a press release of the Company issued on January 23, 2007.

Recommendation of the Special Committee

The Special Committee has determined that the Arrangement is fair to the shareholders of the Company. Accordingly, the Special Committee unanimously recommended that the Board approve the Arrangement and recommend that shareholders vote in favour of the Arrangement Resolution.

Recommendation of the Board

Other than those directors who abstained from voting as a result of their interest in the Arrangement, as more particularly described herein, all members of the Board have determined that the Arrangement is fair to the securityholders of the Company and is in the best interests of the Company. The Board has approved the Arrangement and recommends that the securityholders vote in favour of the Arrangement Resolution.

Reasons for the Arrangement

In evaluating and approving the Arrangement and in making its recommendation, the Special Committee and the Board considered a number of factors. Each of the Special Committee and the Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching its determination as to the fairness of the Arrangement and its recommendation to securityholders to vote for the Arrangement Resolution. The potentially positive factors considered by the Special Committee and the Board included:

(a)	the Per Share Consideration in respect of the Common Shares represents a premium of approximately 35% over the 30-day average closing price of the Common Shares on the OTCBB for the period ended November 30, 2006, the last trading day prior to the public announcement of the signing by the Company of the letter of intent with Repechage;

(b)
the Fairness Opinion, which was rendered to the Special Committee, to the effect that as of December 15, 2006, the date of the opinion, subject to the limitations and assumptions set forth therein, the consideration to be received by Minority Shareholders under the Arrangement is fair, from a financial point of view, to the Minority Shareholders. See “The Arrangement — Fairness Opinion”;

(c)
the Arrangement consideration is all cash, which provides certainty of value to securityholders compared to a transaction in which securityholders would receive all or part of the consideration in non-cash consideration;

(d)
the review by the Special Committee of other strategic alternatives to maximize shareholder value, and the Special Committee’s and the Board’s belief that the Arrangement was the most favourable alternative available at the time the Arrangement Agreement was entered into;

(e)	the risks to the Company associated with achieving its long-term plans;

(f)
the fact that the Commitment Letters should, subject to the terms thereof, provide, along with the equity commitments described herein and the Purchaser’s other funds on hand, the Purchaser with sufficient resources to finance the transactions contemplated herein;

(g)	the terms of the Arrangement Agreement permit the Board to consider and act on a Superior Proposal in certain circumstances;

(h)	there is limited liquidity for the securities of the Company;

(i)	the Arrangement must be approved by the Court, which will consider, among other things, the fairness and reasonableness of the Arrangement to securityholders; and

(j)	the availability of Dissent Rights.

The Special Committee and the Board also considered a number of potential risks relating to the Arrangement, including:

(a)
the risks to the Company if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement and the diversion of management attention away from the conduct of the Company’s business in the ordinary course;

(b)	the conditions to the Parent’s and the Purchaser’s obligation to complete the Arrangement and the right of the Parent to terminate the Arrangement Agreement under certain circumstances;

(c)	the limitations contained in the Arrangement Agreement on the Company’s ability to solicit additional interest from third parties; and

(d)
the fact that the Arrangement will be a taxable transaction and, as a result, securityholders will generally be required to pay taxes on any gains that result from their receipt of the consideration in the Arrangement.

In reaching its determination, the Special Committee and the Board also considered and evaluated, among other things:

(a)	information concerning the business, operations, property, assets, financial condition, operating results and prospects of the Company;

(b)	current industry, economic and market conditions and trends; and

(c)	historical market prices and trading information with respect to the Common Shares.

Fairness Opinion

Capital West Partners was retained to act as financial advisor to the Special Committee in connection with the proposed arrangement with Repechage and to provide its opinion as to the fairness to the Minority Shareholders, from a financial point of view, of the consideration to be received by the Minority Shareholders under the Arrangement.

At the meeting of the Special Committee on December 15, 2006 the Financial Advisor delivered its Fairness Opinion to the Special Committee to the effect that, as of December 15, 2006, and subject to the limitations and assumptions set forth therein, the consideration to be received by the Minority Shareholders under the Arrangement is fair, from a financial point of view, to the Minority Shareholders.

The Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Arrangement. The Fairness Opinion does not address any terms of the Arrangement Agreement or the Plan of Arrangement, except as specifically set forth in the Fairness Opinion.

In rendering the Fairness Opinion, the Financial Advisor relied, without independent verification, on financial and other information that was obtained from public sources or that was provided to the Financial Advisor by the Company and its subsidiaries and advisors or otherwise, and assumed that such information was complete and accurate.

The Fairness Opinion was provided for the benefit of the Special Committee in connection with, and for the purpose of, its consideration of the Arrangement. Such opinion does not constitute a recommendation to any securityholder as to how such securityholder should vote or act with respect to the Arrangement.

The Financial Advisor is an independent investment banking firm servicing institutional, corporate and individual clients. It has participated in merger and acquisition transactions and is experienced in preparing fairness opinions. The Fairness Opinion represents the opinion of the Financial Advisor as a firm.

The full text of the Fairness Opinion which sets forth, among other things, assumptions made, information reviewed, matters considered and limitations on the scope of the review undertaken by the Financial Advisor in rendering its opinion, is attached as Appendix F to this Circular. Common Shareholders are urged to read the Fairness Opinion in its entirety. The summary of the Fairness Opinion described in this Circular is qualified in its entirety by reference to the full text of such opinion.

The Company has agreed to pay to the Financial Advisor fees for providing its services as financial advisor to the Special Committee in connection with the Arrangement. The Financial Advisor is not an Affiliate, or an insider or an associate, as each of those terms are defined in the Securities Act, of the Company, the Purchaser or the Parent.

In December of 2004, the Financial Advisor acted as financial advisor to the Company in respect of its Cdn$5.0 million debt financing and related debt restructuring. Other than this transaction, the Financial Advisor has not been engaged by the Company within the last two years to provide financial advisory or any other services. There are no understandings, commitments or agreements between the Company and the Financial Advisor with respect to future business dealings.

Required Approvals

At the Meetings, the Common Shareholders and the Creditors will be asked to vote to approve the Arrangement Resolution. The approval of the Arrangement Resolution will require the affirmative vote of: (i) at least two-thirds of the votes cast by the Common Shareholders, present in person or by proxy, at the Meeting of Common Shareholders, and (ii) a majority in number and three-quarters in value of the Creditors, present and voting at the Meeting of Creditors in person or by proxy. The Arrangement Resolution must be passed by the requisite majorities in order for the Company to seek the Final Order and implement the Arrangement in accordance with the Final Order.

The Arrangement must also be approved by the unanimous written consent of the holders of: (i) the Preferred Shares, (ii) the Common Share Warrants, and (iii) the Preferred Share Warrants.

GEIPPP, Crown and the Management Shareholders, who collectively hold approximately 65% of the Common Shares, all of the Preferred Shares and all of the Common Share Warrants and Preferred Share Warrants, constituting approximately

92% of the Common Shares, on a fully-diluted basis, have agreed in their respective Support Agreements that they will vote the Common Shares and other securities of the Company they own in favour of the Arrangement.

Notwithstanding the approval by securityholders of the Arrangement, the Company reserves the right not to proceed with the Arrangement in accordance with the terms of the Arrangement Agreement.

Arrangement Mechanics

The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement. Upon the Arrangement becoming effective, the following transactions will occur and will be deemed to occur in the following order:

  each Preferred Share outstanding immediately prior to the Effective Time will be transferred by the holders thereof to the Purchaser in exchange for a payment equal to the applicable Per Share Consideration payable in respect of the Preferred Shares, which amount will be paid from the Preferred Share Consideration deposited with the Depositary, and the names of the holders of such Preferred Shares transferred to the Purchaser will be removed from the applicable registers of the holders of Preferred Shares, and the Purchaser will be recorded as the registered holder of the Preferred Shares so acquired and will be deemed to be the legal and beneficial owner thereof, subject to the right of Dissenting Shareholders;

  each Common Share outstanding immediately prior to the Effective Time will be transferred by the Common Shareholders to the Purchaser in exchange for the applicable Per Share Consideration payable in respect of the Common Shares, which amount will be paid from the Common Share Consideration deposited with the Depositary, and the names of the Registered Common Shareholders will be removed from the applicable registers of Common Shareholders, and the Purchaser will be recorded as the registered holder of the Common Shares so acquired and will be deemed the legal and beneficial owner thereof, subject to the right of Dissenting Shareholders;

  each Common Share Warrant and each Preferred Share Warrant outstanding immediately prior to the Effective Time will be transferred by the holders thereof to the Purchaser in exchange for a payment equal to the amount, if any, by which the applicable Per Share Consideration exceeds the exercise price of such Common Share Warrant or Preferred Share Warrant, as the case may be, which amount shall be paid from the Common Share Consideration or Preferred Share Consideration, as the case may be, deposited with the Depositary, and the former holders of such warrants will thereafter have only the right to receive the consideration to which they are entitled pursuant to the Plan of Arrangement.

  each Option that has not been exercised and remains outstanding immediately prior to the Effective Time will be terminated; and

  the Purchaser (or an affiliate thereof) will provide one or more loans to the Company in an aggregate amount equal to the aggregate of all principal amounts owing, together with all interest accrued thereon, to the Creditors, and the Company will immediately repay in full all amounts owing to the Creditors and discharge the Notes.

Letter of Transmittal

If you are a Registered Common Shareholder, you should have received with this Circular a Letter of Transmittal printed on blue paper. In order to receive the consideration for your Common Shares, Registered Common Shareholders must complete and sign the Letter of Transmittal enclosed with this Circular and deliver it, together with your certificates representing Common Shares, and the other documents required by it to the Depositary in accordance with the instructions contained in the Letter of Transmittal. You can request additional copies of the Letter of Transmittal by contacting the Depositary. The Letter of Transmittal is also available as a Company document on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. If you are a Non-Registered Common Shareholder, you should carefully follow the instructions from the broker, investment dealer, bank or other Intermediary that holds Common Shares on your behalf in order to submit your Common Shares.

Delivery of Arrangement Consideration

At or promptly after the Effective Time, the Purchaser will deliver to the Depositary the Common Share Consideration and the Preferred Share Consideration and the Purchaser will lend to the Company an amount sufficient to pay the Creditors’ Consideration.

As soon as practicable after the Effective Time, upon surrender to the Depositary for cancellation of certificate(s) which immediately prior to the Effective Time represented one or more Common Shares that were exchanged for cash under the Arrangement, together with the Letter of Transmittal, or upon surrender for cancellation of certificates which represented one or more Common Share Warrants, Preferred Shares or Preferred Share Warrants, the holder of such surrendered certificate(s) will be entitled to receive in exchange therefor, and the Depositary will deliver to such holder, a cheque issued by the Depositary representing that amount of cash which such holder has the right to receive under the Arrangement, less any applicable withholdings, and the certificate so surrendered will forthwith be cancelled. As soon as practicable after the Effective Time, the Creditors will also be entitled to receive, and the Company will deliver to each Creditor, a cheque representing that amount of cash which such Creditor has the right to receive under the Arrangement. At and after the Effective Time, all certificates that represented Common Shares, Preferred Shares, Common Share Warrants, Preferred Share Warrants and Notes immediately prior to the Effective Time will cease to represent any rights with respect thereto, and will only represent the right to receive the applicable portion of the Common Share Consideration, Preferred Share Consideration or Creditors’ Compensation, as applicable, payable pursuant to the Plan of Arrangement.

Any use of mail to transmit certificate(s) for Common Shares and/or Letters of Transmittal is at the option and risk of the relevant Common Shareholder. If these documents are mailed, it is recommended that registered mail, with return receipt requested, and with proper insurance, be used.

In the event of a transfer of ownership of Common Shares prior to the Effective Time that is not registered in the transfer records of the Company, a cheque representing the proper amount of cash may be delivered to the transferee if the certificate representing such Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer prior to the Effective Time.

Under no circumstances will interest on the consideration payable in connection with the Arrangement accrue or be paid by the Company, the Parent, the Purchaser or the Depositary to persons depositing Common Shares or other securities in connection with the Arrangement, regardless of any delay in making such payment.

The Depositary will act as the agent of persons who have deposited Common Shares (and, in the case of holders of Common Share Warrants, Preferred Shares or Preferred Share Warrants, such securities) in connection with the Arrangement for the purpose of receiving payment from the Purchaser and transmitting payment from the Purchaser to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons depositing shares or other securities, as applicable.

Unless otherwise directed in the Letter of Transmittal, the cheque will be issued in the name of the Registered Common Shareholder of Common Shares so deposited. Unless the person who deposits the certificates representing Common Shares instructs the Depositary to hold the cheque for pick up by checking the appropriate box in the Letter of Transmittal, cheques payable in U.S. funds will be forwarded by first class mail to the addresses supplied in the Letter of Transmittal. If no address is provided, cheques will be forwarded to the address of the Common Shareholder as shown on the applicable Common Shareholder register of the Company.

If any Common Shareholder or holder of Preferred Shares fails for any reason to surrender to the Depositary for cancellation the certificates formerly representing Common Shares or Preferred Shares, together with such other documents or instruments required to entitle the holder to receive the cash payment described above, on or before the sixth anniversary of the Effective Date, such certificate will cease to represent a claim by or interest of any former Common Shareholder of any kind or nature. On such anniversary date, all certificates representing Common Shares and cash to which such former Common Shareholder was entitled, together with any entitlements to dividends, distributions and interest thereon, will be deemed to have been surrendered and forfeited to the Purchaser.

The Company, the Purchaser and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to a Common Shareholder or Creditor, or a holder of Common Share Warrants, Preferred Shares or Preferred Share Warrants, such amounts as the Company, the Purchaser, or the Depositary is required to deduct and withhold with respect to such payment under applicable Laws.

The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out of pocket expenses and will be indemnified by the Company against certain liabilities under applicable laws and expenses in connection therewith.

Interests of Directors and Senior Management in the Arrangement

Certain members of the Company’s senior management and Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. The Special Committee and the Board are aware of these interests and considered them along with other matters described herein.

Certain directors and officers of the Company beneficially own Common Shares and/or other securities of the Company, as more particularly set out below under the heading “Security Ownership of Certain Beneficial Owners and Principal Shareholders”. All of the Common Shares and other securities held by the directors and officers of the Company will be treated in the same fashion under the Arrangement as Common Shares and other securities held by any other securityholder.

The members of the Special Committee received aggregate fees of Cdn. $30,000 from the Company.

Each of the Management Shareholders has entered into an employment agreement and a change of control agreement with the Company. Under such agreements, the Management Shareholders are entitled to participate, subject to continuing service with the Company, in a special bonus of Cdn.$132,500 to be shared among themselves upon a change of control of the Company. The respective change of control agreements further provide that, upon a termination of employment during the period beginning three months and ending 12 months following a change of control, the Company is required to pay each executive 200% of the total cash compensation paid by the Company to the executive in the 12 months immediately preceding the date of termination; however, it is a condition to the completion of the Arrangement that each of the Management Shareholders signs waivers with respect to these further provisions, which waivers will be limited to the Arrangement.

The Management Shareholders will agree to collectively invest $300,000 in the Purchaser by way of the acquisition of common shares of the Purchaser. Mr. Bryant disclosed his disclosable interest in the Arrangement prior to the Board’s approval of the Arrangement and Mr. Bryant did not vote on the directors’ resolution approving the Arrangement.

Mr. Wiederecht is GEIPPP’s nominee to the Board. GEIPPP holds Common Shares and other securities, including a Note, of the Company as more particularly set out below under the heading “Security Ownership of Certain Beneficial Owners and Principal Shareholders”. GEIPPP is also an affiliate of GE Canada Equipment Financing G.P. (“GE Canada”), one of the proposed Lenders who has provided a Commitment Letter to the Purchaser to fund a portion of the Arrangement pursuant to the Arrangement Agreement. See “Sources of Funds for the Arrangement” below. Given GEIPPP’s interest in the transaction, of which the Special Committee and the Board were aware, Mr. Wiederecht did not attend the Board meeting approving the Arrangement or vote on the directors’ resolution approving the Arrangement.

Intentions of Company Directors and Executive Officers

The directors and executive officers of the Company, who collectively own Common Shares, Common Share Warrants, Preferred Shares and Preferred Share Warrants as more particularly set out below under the heading “Security Ownership of Certain Beneficial Owners and Principal Shareholders”, have indicated that they intend to vote their securities in favour of the Arrangement Resolution.

Sources of Funds for the Arrangement

Under the terms of the Arrangement and related transactions, an aggregate amount of approximately $29.6 million is expected to be paid to refinance outstanding Company indebtedness and to acquire all of the outstanding securities of the Company (assuming no shareholders exercise their Dissent Rights).

The Purchaser has received the Commitment Letters from each of GE Canada and a private investment firm based in the United States (together, the “Lenders”) to consummate the transactions contemplated therein, in an aggregate amount of approximately $21 million, which, along with the Purchaser’s other funds on hand and the equity commitment from the Management Shareholders described herein, is sufficient to fund the Arrangement pursuant to the Arrangement Agreement. It is the Company’s understanding that substantially all of its assets will be pledged in connection with such financing.

The obligation of the Lenders to provide the debt financing on the terms outlined in the Commitment Letters is subject to the following conditions, among others:

  the entering into of definitive documentation and the completion of customary due diligence reviews;

  the review of the pro forma post-closing balance sheet of the Company;

  the absence of any material change in the business, assets, management, financial position, income or prospects of the Parent, Repechage and the Company; and

  other customary conditions for financings of this type.

The Parent and the Purchaser have represented to the Company that, assuming satisfaction of all applicable conditions set forth in the Commitment Letters, at the Effective Date, the proceeds from the Commitment Letters, the equity commitment from the Management Shareholders and available cash of the Parent and the Purchaser will provide sufficient funds to consummate the Arrangement and the other transactions contemplated by the Arrangement Agreement.

OTHER TERMS OF THE ARRANGEMENT AGREEMENT

The following description of certain material provisions of the Arrangement Agreement is a summary only, is not comprehensive and is qualified in its entirety by reference to the full text of the Arrangement Agreement, a copy of which is attached as Appendix B to this Circular and is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

On January 22, 2007, the Company, the Parent and the Purchaser entered into the Arrangement Agreement, under which it was agreed that, subject to the terms and conditions set forth in the Arrangement Agreement, the Purchaser would acquire all of the Common Shares and Preferred Shares for a price equal to $0.7982 in cash per Common Share and $2.3946 in cash per Preferred Share. The Purchaser also agreed to pay to the Creditors the principal amounts outstanding under the Notes, together with all accumulated interest thereon, and to acquire the Common Share Warrants and Preferred Share Warrants at a price equal to the amount, if any, by which the applicable Per Share Consideration exceeds the relevant exercise price of the Common Share Warrants or Preferred Share Warrants.

Conditions Precedent to the Arrangement

Mutual Conditions Precedent

The Arrangement Agreement provides that the obligations of the parties to complete the transactions contemplated by the Arrangement Agreement are subject to the fulfillment, on or before the Effective Time, of each of the following conditions precedent, each of which may only be waived by the mutual consent of the parties: (i) the Interim Order shall have been granted in form and substance satisfactory to each of the Company and the Parent, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably, on appeal or otherwise; (ii) any additional conditions which may be imposed by the Interim Order shall have been satisfied; (iii) the Common Shareholders, Creditors and all other securityholders of the Company shall have approved or consented to, in accordance with applicable Laws and the Interim Order, the Arrangement and the Arrangement Resolution; (iv) the Final Order shall have been granted in form and substance satisfactory to the Company and the Parent, each acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such parties, acting reasonably, on appeal or otherwise; (v) there shall be no proceeding of a judicial or administrative nature or otherwise, brought by or before a Governmental Entity, or any applicable Laws proposed, enacted, promulgated or applied, that directly or indirectly relates to the transactions contemplated which could reasonably be expected to result in a Material Adverse Effect (as defined in the Arrangement Agreement) on the party to which it applies or which could impede or interfere with the completion of the

Arrangement; (vi) an escrow agreement shall have been entered into between an acceptable escrow agent, the Parent, the Purchaser, the Management Shareholders, GEIPPP and Crown providing for an escrow in the aggregate amount of $1,840,000 as exclusive support for indemnification claims for breaches of representations, warranties and covenants contained in the Support Agreements, and which provides for a release date of nine months from the Effective Date, in substantially the form attached to the Support Agreements; (vii) the Purchaser shall have entered into employment and non-compete agreements with each Management Shareholder on terms satisfactory to each respective party, acting reasonably; (viii) the Effective Date shall have occurred on or before March 31, 2007, or such later date as the parties, in their sole discretion, may agree to in writing; and (ix) the Arrangement Agreement shall not have been terminated in accordance with its terms.

Additional Conditions in Favour of the Parent and the Purchaser

The Arrangement Agreement provides that the obligations of the Parent and the Purchaser to complete the Arrangement or the transactions contemplated by the Arrangement Agreement are also subject to the fulfillment of each of the following conditions on or before the Effective Date, each of which is for the exclusive benefit of the Parent and the Purchaser and may be waived by them: (i) all covenants of the Company under the Arrangement Agreement to be performed on or before the Effective Time shall have been duly performed in all material respects by the Company; (ii) all representations and warranties of the Company under the Arrangement Agreement shall be true and correct in all material respects as of the Effective Date; (iii) Dissent Rights shall not have been exercised and remain outstanding with respect to more than 10% of the Common Shares in connection with the Arrangement; (iv) all material consents and Permits shall have been obtained; (v) no Material Adverse Effect in respect of the Company shall have occurred; (vi) the Purchaser and the Management Shareholders shall have entered into an investment agreement or similar agreement, on terms satisfactory to each, acting reasonably, pursuant to which the Management Shareholders shall have collectively invested not less than $300,000 in common shares of the Purchaser; (vii) the Company shall have received waivers from certain individuals pursuant to which such individuals shall have agreed to waive their rights arising from the change of control provisions of their respective change of control agreements with the Company, as a result of the Arrangement; (viii) the Purchaser shall have been provided with “payoff letters” from GEIPPP and Crown in form and substance satisfactory to it; and (ix) the satisfaction, in accordance with the terms of the Commitment Letters, of the conditions precedent set forth in such letters, other than those which are solely within the control of the Parent or the Purchaser.

Additional Conditions in Favour of the Company

The Arrangement Agreement also provides that the obligations of the Company to complete the Arrangement or the transactions contemplated by the Arrangement Agreement are subject to the fulfillment of the following conditions on or before the Effective Date, each of which is for the exclusive benefit of the Company and may be waived by the Company: (i) all covenants of the Parent under the Arrangement Agreement to be performed on or before the Effective Time shall have been duly performed in all material respects by the Parent; and (ii) all representations and warranties of the Parent under the Arrangement Agreement shall be true and correct in all material respects as of the Effective Date.

Representations and Warranties

The Arrangement Agreement contains customary representations and warranties on the part of the Company relating to the following matters, among others: board approval; authority relative to the Arrangement Agreement; no violations; capitalization; ownership of subsidiaries; reporting status and securities law matters; public disclosure record; litigation; taxes; absence of undisclosed liabilities; no Material Adverse Effect having occurred; environment; real property; leases and leased property; franchise agreements; material contracts; employee matters; employee benefit plans; intellectual property; books and records; insurance; permits; restrictions on business activities; disclosure/internal controls; and no brokers.

The Arrangement Agreement also contains customary representations and warranties of the Parent and the Purchaser relating to matters that include: organization and qualification; authority relative to the Arrangement Agreement; no violations; financing; and litigation.

Covenants of Company and Parent

The Arrangement Agreement contains customary covenants of the Company regarding the conduct of its business during the period from the date of the Arrangement Agreement until the earlier of the Effective Date and the time that the Arrangement Agreement is terminated in accordance with its terms. The Arrangement Agreement also contains customary covenants of the Company and the Parent regarding the performance of their obligations under the Arrangement Agreement, and customary mutual covenants with respect to the parties taking all commercially reasonable efforts to satisfy the conditions precedent and do all other things necessary to complete the Plan of Arrangement, and refraining from taking any commercially reasonable action which is inconsistent with the Arrangement Agreement.

Covenants of the Company Regarding Non-Solicitation

The Company has agreed in the Arrangement Agreement that, other than in respect of the Arrangement, it will not, and it will not permit any of its subsidiaries to, directly or indirectly, among other things, solicit, initiate, facilitate, engage in, respond to or encourage any Acquisition Proposal. Nonetheless, the Board is permitted to consider and accept a Superior Proposal under certain conditions. The Purchaser is entitled to a five Business Day period within which to exercise a right to match any Superior Proposal.

Expenses

The Arrangement Agreement provides that each party will pay its own expenses incurred in connection with the Arrangement Agreement or the transactions contemplated thereby.

Termination Rights

Termination by the Company

The Arrangement Agreement may be terminated by the Company at any time prior to the Effective Time if there has been a material breach of, or failure to, perform any representation, warranty, covenant or agreement on the part of Parent set forth in the Arrangement Agreement or any such representation and warranty has become untrue, such that certain conditions to closing would not be satisfied, and the breach has not been cured as permitted under the Arrangement Agreement.

Termination by the Parent

The Arrangement Agreement may be terminated by the Parent at any time prior to the Effective Time if: (i) a Material Adverse Effect in respect of the Company has occurred; or (ii) there has been a material breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in the Arrangement Agreement or any such representation and warranty has become untrue, such that certain conditions to closing would not be satisfied, and the breach has not been cured as permitted under the Arrangement Agreement.

Termination by Either the Company or the Purchaser

The Arrangement Agreement may be terminated by either the Company or the Purchaser at any time prior to the Effective Time: (i) if any Law makes the completion of the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited; (ii) if the Effective Time has not occurred on or before March 31, 2007, provided that the right to terminate the Arrangement Agreement under this clause is not available to any party that has breached in any material respect its obligations under the Arrangement Agreement in a manner that has proximately contributed to the occurrence of the failure of the Effective Time to occur by such date; (iii) by mutual written consent of the Parent and the Company; or (iv) if the Arrangement has failed to receive the requisite approval of the securityholders as required by the Interim Order.

PRINCIPALLEGAL MATTERS

Court Approval of the Arrangement and Completion of the Arrangement

An arrangement under the BCA requires Court approval. Prior to the mailing of this Circular, the Company obtained the Interim Order, which provides for the calling and holding of the Meetings, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Appendix E to this Circular.

Subject to the approval of the Arrangement Resolution by securityholders in accordance with the Interim Order, the hearing in respect of the Final Order is currently contemplated to take place immediately following the Meetings in the

Court at 800 Smithe Street, Vancouver, British Columbia. Any securityholder who wishes to appear, or to be represented, and to present evidence or arguments must serve and file a notice of appearance (a “Notice of Appearance”) and satisfy any other requirements of the Court. The Court will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions, if any, as the Court considers appropriate. In the event that the hearing is postponed, adjourned or rescheduled, subject to further order of the Court, only those persons having previously served a proper Notice of Appearance will be given notice of the postponement, adjournment or rescheduled date.

The Effective Date of the Arrangement will occur on the date which is five Business Days from the date on which all of the conditions precedent to the completion of the Arrangement Agreement, including receipt of the Final Order, have either been fulfilled or have been waived, or such other date as may be agreed by the parties in accordance with the Arrangement Agreement.

Stock Exchange De-Listing and Reporting Issuer Status

The Common Shares may be de-listed from the OTCBB following the Effective Date. The Company may also seek to suspend or be deemed to have ceased being a reporting issuer or the equivalent under the securities legislation of British Columbia (the Canadian jurisdiction in which the Company is currently a reporting issuer) and under the U.S. Securities Exchange Act of 1934, as amended.

DISSENTING SHAREHOLDERS’ RIGHTS

Section 238 of the BCA provides registered shareholders of a company with the right to dissent from certain resolutions, including a resolution to approve an arrangement, if the terms of the arrangement permit dissent. The Interim Order expressly provides Registered Common Shareholders with the right to dissent from the Arrangement Resolution pursuant to section 238 of the BCA. Any Registered Common Shareholder who dissents from the Arrangement Resolution in compliance with the relevant provisions of the BCA, as may be modified by the Plan of Arrangement and the Interim Order, will be entitled, in the event the Arrangement becomes effective, to be paid the fair value of the Common Shares held by such Dissenting Shareholder, as more particularly described below and in the relevant provisions of the BCA attached to this Circular as Appendix G. Common Shareholders are cautioned that fair value could be determined to be less than the applicable Per Share Consideration payable pursuant to the terms of the Arrangement.

Under the BCA, only a registered shareholder may exercise the Dissent Rights in respect of shares registered in that shareholder’s name. In many cases, shares beneficially owned by a non-registered shareholder are registered either (i) in the name of an Intermediary, or (ii) in the name of a clearing agency (such as CDS) of which the Intermediary is a participant. Accordingly, a Non-Registered Common Shareholder will not be entitled to exercise its Dissent Rights directly (unless the Common Shares are re-registered in the Non-Registered Common Shareholder’s name). A Non-Registered Common Shareholder who wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered Common Shareholder deals in respect of its Common Shares and either: (i) instruct the Intermediary to exercise the Dissent Rights on the Non-Registered Common Shareholder’s behalf (which, if the Common Shares are registered in the name of CDS or other clearing agency, may require that such Common Shares first be reregistered in the name of the Intermediary), or (ii) instruct the Intermediary to re-register such Common Shares in the name of the Non-Registered Common Shareholder, in which case the Non-Registered Common Shareholder would be able to exercise the Dissent Rights directly.

A Registered Common Shareholder who wishes to dissent must provide a Dissent Notice to the Company, at its registered office at 2100, 1075 West Georgia Street, Vancouver, British Columbia, V6E 3G2 not later than 4:00 p.m. (Vancouver time) on March 10, 2007 (or 4:00 p.m. (Vancouver time) on the date that is 48 hours immediately preceding any adjourned or postponed Meeting), and must not vote any Common Shares it holds in favour of the Arrangement Resolution. It is important that shareholders strictly comply with this requirement.

If the Arrangement Resolution is passed at the Meeting, the Company must send to every Dissenting Shareholder, prior to the date set for hearing the Final Order, a notice (“Notice of Intention”) informing such Dissenting Shareholder that, subject to receipt of the Final Order and satisfaction of the other conditions set out in the Arrangement Agreement, the Company intends to complete the Arrangement, and advising the Dissenting Shareholder that if the Dissenting Shareholder intends to proceed with its exercise of its Rights of Dissent it must deliver to the Company, within one month of the date of the Notice of Intention, a written statement (a “Demand for Payment”) that the Dissenting Shareholder requires the Company to purchase all of the Common Shares in respect of which it has dissented (the “Dissenting

Shares”) in compliance with the relevant provisions of the BCA attached as Appendix G hereto, as may be modified by the Plan of Arrangement and the Interim Order, together with the share certificates representing the Dissenting Shares. Unless the Court orders otherwise, a Dissenting Shareholder who fails to make a Demand for Payment in accordance with the relevant provisions of the BCA, as may be modified by the Interim Order, will have no right to make a claim under the BCA.

A Dissenting Shareholder delivering such a Demand for Payment may not withdraw from its dissent and will be deemed to have transferred its Dissenting Shares to the Purchaser at the Effective Time. The Company will pay to each such Dissenting Shareholder the amount agreed between the Company and the Dissenting Shareholder for its Dissenting Shares. If no such agreement between the Company and a Dissenting Shareholder has been reached, either the Company or the Dissenting Shareholder may apply to the Court and the Court may: (i) determine the fair value that the Common Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the Arrangement Resolution, unless such exclusion would be inequitable, or order that the fair value of the Common Shares be established by arbitration or by reference to the registrar, or a referee, of the Court, (ii) join in the application of each Dissenting Shareholder who has complied with the Demand for Payment requirements, other than those who have entered into an agreement with the Company, and (iii) make consequential orders and give directions it considers appropriate.

Pursuant to the Plan of Arrangement, Dissenting Shareholders who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-Dissenting Shareholder as at and from the Effective Date.

The foregoing is only a summary of the dissenting shareholder provisions of the BCA (as may be modified by the Plan of Arrangement and the Interim Order), which are technical and complex. A complete copy of the relevant provisions of the BCA is attached as Appendix G to this Circular. It is recommended that any Registered Common Shareholder wishing to avail itself of its Dissent Rights under those provisions seek legal advice, as failure to comply strictly with the provisions of the BCA (as may be modified by the Plan of Arrangement and the Interim Order) may prejudice its Dissent Rights.

For a general summary of certain income tax implications to a Dissenting Common Shareholder, see “Certain Tax Considerations for Common Shareholders”.

INFORMATION CONCERNING THE COMPANY

Business of Company

The Company owns and operates pub and casual dining restaurants in the United States and Canada, and is actively engaged in restaurant franchising activities. The Company currently owns and operates a chain of 15 full-service casual dining restaurants and pubs, seven of which are located in Canada and eight of which are located in the United States.

Fourteen of the Company’s 15 owned restaurants are operated under the name “Elephant and Castle”, an English pub concept, eight of which are in the United States. The fifteenth owned restaurant, located in Canada, is operated under the name “Rosie’s on Robson”.

In addition to the owned and operated units, there are eight Elephant & Castle franchise locations, of which three are in Canada and five are in the United States, and there is one Elephant & Castle restaurant operated under a joint venture agreement in the United States.

Additional information about the Company, including the comparative consolidated audited financial statements of the Company for the financial year ended December 25, 2005 and the interim financial statements of the Company for the 39 weeks ended September 24, 2006, which provide financial information concerning the Company, can be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Security Ownership of Certain Beneficial Owners and Principal Shareholders

The following tables set forth certain information concerning the number of Common Shares and Preferred Shares owned beneficially as of January 31, 2007 by: (i) each of the Management Shareholders; (ii) each director of the Company; (iii)

each person known to the Company to beneficially own more than five percent (5%) of the Common Shares or Preferred Shares based upon statements filed with the SEC pursuant to Sections 13(d) or (g) of the United States Securities Exchange Act of 1934, as amended; and (iv) all of the Company’s directors and officers as a group. Unless otherwise indicated, the principal address of each of the persons listed below is 1190 Hornby Street, Vancouver, British Columbia, Canada V6Z 2K5. Unless otherwise indicated, the persons listed possess sole voting and investment power with respect to the shares shown, subject to community property laws where applicable.

Common Shares

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to the Common Shares. Common Shares subject to convertible notes, warrants or Options that are currently convertible or exercisable or convertible or exercisable within 60 days of January 31, 2007 are deemed to be beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of any other shareholder.

NAME AND ADDRESS OF BENEFICIAL	AMOUNT AND NATURE OF	PERCENT
OWNER	BENEFICIAL OWNER(1)	OF CLASS(2)

Richard H. Bryant	495,719(3)	8.1%

Peter Laurie	274,881(4)	4.5%

Roger Sexton	129,930(5)	2.1%

Jeffrey M. Barnett	250,187	4.1%

Thomas Chambers	9,000	*

George W. Pitman	81,125	1.3%

Colin Stacey .	31,500	0.5%

David Wiederecht	- (6)	-

Christopher Anderson	-	-

General Electric Investment Private Placement Partners II, a Limited Partnership (“GEIPPP”) 3001 Summer Street Stamford, CT 06904	3,258,860(7)	53.8%

Crown Life Insurance Company (“Crown”) 1900 – 1874 Scarth Street Regina, SK S4P 4B3 Canada	- (8)	-

All directors and officers as a group (9 persons)	1,272,342(9)	21.0%

______________________________
* Indicates less than one (1) percent

Notes:

(1)
This table excludes (a) Common Shares that may be received upon the conversion of Class A Preferred shares held by Messrs. Bryant, Sexton and Laurie, and (b) certain restricted warrants to purchase Common Shares and Preferred Shares that are convertible into Common Shares held by Messrs. Bryant, Sexton and Laurie and Crown. Such securities have been excluded from this table because such Preferred Shares will not be converted and such warrants will not be exercised under the Arrangement. Instead, holders of Preferred Shares and warrants will receive the relevant consideration payable in respect of each Preferred Share and warrant under the terms of the Arrangement.

(2)	Based on an aggregate of 6,052,369 Common Shares issued and outstanding as of January 31, 2007.
(3)	Includes 50,000 Common Shares issuable pursuant to Options under the Company’s stock option plans exercisable within 60 days of January 31, 2007.
(4)	Includes 100,000 Common Shares issuable pursuant to Options under the Company’s stock option plans exercisable within 60 days of January 31, 2007.
(5)	Includes 25,000 Common Shares issuable pursuant to Options under the Company’s stock option plans exercisable within 60 days of January 31, 2007.
(6)
Mr. Wiederecht is employed by GE Asset Management Incorporated, the general partner of GEIPPP. Mr. Wiederecht expressly disclaims beneficial ownership of the securities of the Company beneficially owned by GEIPPP.

(7)
The amount reported in the Schedule 13D, as amended (the “Schedule 13D”), filed by GE Asset Management Incorporated, GEIPPP and General Electric Company (together, the “GE Entities”) as beneficially owned by GEIPPP is 15,970,776 Common Shares, including (i) 3,258,860 Common Shares, (ii) 10,961,916 Common Shares issuable upon the conversion of GEIPPP’s 3,653,972 Preferred Shares, and (iii) 1,750,000 Common Shares issuable upon the exercise of GEIPPP’s Common Share Warrant. The amount reported in this table excludes the (i) 10,961,916 Common Shares issuable upon the conversion of GEIPPP’s 3,653,972 Preferred Shares, and (ii) 1,750,000 Common Shares issuable upon the exercise of GEIPPP’s Common Share Warrant. Such securities have been excluded because GEIPPP’s Preferred Shares will not be converted and its warrant will not be exercised under the Arrangement. As a result of an Inter-Shareholder Agreement, in the Schedule 13D the GE Entities disclaim beneficial ownership of the Common Shares and Preferred Shares beneficially owned by Crown and certain members of the Company’s management. According to the Schedule 13D, if the amounts owned by GEIPPP were aggregated with the amounts owned by Crown and certain members of the Company’s management, the group would beneficially own 23,693,395 Common Shares, including (i) 3,984,390 Common Shares, (ii) 12,423,555 Common Shares issuable upon the conversion of the group’s 4,141,185 Preferred Shares and 3,236,382 Common Shares issuable upon the exercise of the group’s Preferred Share Warrants and upon the conversion of such Preferred Shares, and (iii) 4,049,068 Common Shares issuable upon the exercise of the group’s Common Share Warrants.

(8)
Excludes 1,049,301 Common Shares issuable upon the exercise of Common Share Warrants. Such Common Share Warrants have been excluded from this table because such warrants will not be exercised under the Arrangement. Instead, Crown will receive the relevant consideration payable in respect of each warrant under the terms of the Arrangement.

(9)	Includes 175,000 Common Shares issuable pursuant to Options under the Company’s stock option plans exercisable within 60 days of January 31, 2007.

Preferred shares Series A and Class A Preferred shares

NAME AND ADDRESS OF BENEFICIAL	AMOUNT AND NATURE OF	PERCENT
OWNER	BENEFICIAL OWNER(1)	OF PREFERRED SHARES(2)

Richard H. Bryant	292,329(3)	7.1%

Peter Laurie	121,802(3)	2.9%

Roger Sexton	73,082(3)	1.8%

Jeffrey M. Barnett	-	-

Thomas Chambers	-	-

George W. Pitman	-	-

Colin Stacey	-	-

David Wiederecht	- (4)	-

Christopher Anderson	-	-

GEIPPP 3001 Summer Street Stamford, CT 06904	3,653,972 (5)	88.2%

Crown 1900 – 1874 Scarth Street Regina, SK S4P 4B3 Canada	-	-

All directors and officers as a group (10 persons)	487,213	11.8%

Notes:

(1)
This table excludes Preferred Share Warrants held by Messrs. Bryant, Laurie and Sexton and Crown. Such securities have been excluded from this table because these warrants will not be exercised under the Arrangement. Instead, these warrant holders will receive the relevant consideration payable in respect of each warrant under the terms of the Arrangement.

(2)	Based on an aggregate 4,141,185 Preferred shares Series A and Class A Preferred shares issued and outstanding as of January 31, 2007.
(3)	Messrs. Bryant, Laurie and Sexton hold Class A Preferred Shares.
(4)
Mr. Wiederecht is employed by GE Asset Management Incorporated, the general partner of GEIPPP. Mr. Wiederecht expressly disclaims beneficial ownership of the securities of the Company beneficially owned by GEIPPP.

(5)
These represent Preferred Shares, Series A. As a result of the Inter-Shareholder Agreement, in the Schedule 13D the GE Entities disclaim beneficial ownership of the Preferred Shares beneficially owned by Crown and certain members of the Company’s management. According to the Schedule 13D, if the amounts owned by GEIPPP were aggregated with the amounts owned by Crown and certain members of the Company’s management, the group would beneficially own 3,653,972 Preferred Shares and 1,078,794 Preferred Shares issuable upon the exercise of the group’s Preferred Share Warrants.

Other than as disclosed elsewhere in this Circular, the Company is not aware of any arrangement that might result in a change in control of the Company in the future.

2004 Refinancing

On December 17, 2004, the Company completed a refinancing, including the negotiation of a new Cdn$5.0 million 12% senior loan through Crown Capital Partners, a Canadian mezzanine investment manager, as agent for Crown.

Additionally, the Company granted Crown a warrant to purchase 1,049,301 Common Shares and 730,794 Preferred shares, Series A.

As part of the refinancing, the Company agreed to issue to GEIPPP (i) a new senior note in the principal amount of US$4,230,879 in exchange for the original senior notes in the aggregate principal amount of US$5,000,000, (ii) 3,653,972 Preferred shares, Series A and (iii) a warrant to purchase 1,750,000 Common Shares. In consideration for the foregoing, GEIPPP surrendered its junior notes in the aggregate principal amount of US$5,000,000 and waived payment by the Company of all accrued and unpaid interest on the senior notes and junior notes in an aggregate amount equal to US$1,208,811. Each Preferred share, Series A is convertible into three Common Shares.

Concurrent with the refinancing, the Company entered into an investment agreement with the Management Shareholders whereby they committed to purchase for Cdn.$265,000, over a period of 18 months, 932,867 Common Shares and 487,196 Preferred shares, Series A representing 10% of the outstanding shares of both classes of shares of the Company.

Further information concerning the Company’s refinancing can be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Indebtedness of Directors, Officers and Employees

Other than routine indebtedness (as defined in National Instrument 51-102 — Continuous Disclosure Obligations), no employee, director or officer of the Company, and no former employee, director or officer of the Company, was indebted to the Company or its subsidiaries.

Auditors

Pannell Kerr Forster LLP of Vancouver, British Columbia, is the auditor of the Company.

INFORMATION CONCERNING PARENT AND PURCHASER

The following information about Repechage and the Purchaser is a general summary only and is not intended to be comprehensive.

Repechage

The Parent is a corporation formed under the laws of Newfoundland and Labrador that holds investments in the transportation, service and real estate sectors. Repechage is a closely-held company, with a majority of its shares being held by David L. Dobbin and members of his family.

Purchaser

The Purchaser is a subsidiary of Repechage formed under the laws of Canada. The Purchaser was formed solely for the purpose of entering into the Arrangement Agreement and consummating the Arrangement. The Purchaser has not carried on any activities to date other than activities incident to its formation and in connection with the Arrangement.

CERTAIN TAX CONSIDERATIONS FOR COMMON SHAREHOLDERS

Canadian Federal Income Tax Considerations

The following summary describes the principal Canadian federal income tax considerations generally applicable to a Common Shareholder who, for purposes of the Tax Act and at all relevant times, beneficially owns and holds Common Shares as capital property and deals at arm’s length with the Company and the Purchaser. The Common Shares will generally constitute capital property to a Common Shareholder unless such shares are held in the course of carrying on a business or have been acquired in a transaction or series of transactions considered to be an adventure in the nature of trade. Certain Resident Common Shareholders whose Common Shares might not otherwise be considered capital property may be entitled to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have the Common Shares and every other “Canadian security” (as defined in the Tax Act) owned by them deemed to be capital property in the taxation year of the election and in all subsequent taxation years.

This summary is based upon the current provisions of the Tax Act, the Regulations and counsel’s understanding of the current published administrative policies and assessing practices of the CRA as of the date hereof. This summary takes into account the Proposed Amendments. However no assurance can be given that the Proposed Amendments will be enacted as proposed or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policies or assessing practices, whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account provincial, territorial or foreign tax legislation or considerations, which may be different from those discussed herein.

This summary is not applicable to a Common Shareholder that is a “financial institution” (as defined in section 142.2 of the Tax Act), or who acquired Common Shares upon the exercise of a warrant. Such holders of Common Shares are urged to consult their own tax advisors concerning the tax consequences to them of the Arrangement.

This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Common Shareholder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Common Shareholders should consult their own tax advisors with respect to the Canadian federal income tax consequences of the Arrangement having regard to their own particular circumstances.

Currency Translation

All amounts relevant to the computation of income under the Tax Act must be reported in Canadian dollars. Any amount that is expressed or denominated in a currency other than Canadian dollars, including adjusted cost base and proceeds of disposition, must be converted into Canadian dollars based on the spot currency exchange rate prevailing on the date each such amount arises.

Common Shareholders Resident in Canada

The following portion of the summary is generally applicable to a Common Shareholder who is a Resident Common Shareholder.

Disposition of Common Shares

A Resident Common Shareholder who disposes of Common Shares under the Arrangement will realize a capital gain (or capital loss) equal to the amount by which the cash proceeds received by the Resident Common Shareholder under the Arrangement exceed (or are less than) the aggregate of the adjusted cost base of the Common Shares to the Resident Common Shareholder and any reasonable costs of disposition.

Generally, a Resident Common Shareholder is required to include in computing income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized by the Resident Common Shareholder in the year. A Resident Common Shareholder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized in the year, and allowable capital losses in excess of taxable capital gains may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized by the Resident Common Shareholder in such years, to the extent and in the circumstances prescribed by the Tax Act.

The amount of any capital loss realized by a Resident Common Shareholder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to have been received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where the corporation is a member of a partnership or a beneficiary of a trust that owns Common Shares or that is itself a member of a partnership or a beneficiary of a trust that owns Common Shares. Resident Common Shareholders to whom these rules may apply should consult their own tax advisors.

A Resident Common Shareholder that is throughout the year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable for a refundable tax of 62/3% of its “aggregate investment income” for the year, which is defined to include taxable capital gains.

Capital gains realized by an individual (including certain trusts) may give rise to alternative minimum tax under the Tax Act. Resident Common Shareholders should consult their own tax advisors with respect to the possibility of alternative minimum tax applying to them.

Dissenting Shareholders

A Resident Common Shareholder who exercises Dissent Rights (a “Resident Dissenting Shareholder”) will transfer such holder’s Common Shares to the Purchaser in exchange for payment by the Purchaser of the fair value of such shares. In general, a Resident Dissenting Shareholder will realize a capital gain (or capital loss) equal to the amount by which the cash received in respect of the fair value of the Common Shares so disposed of (other than in respect of interest awarded by a court) exceeds (or is less than) the aggregate of the adjusted cost base of such shares to the Resident Dissenting Shareholder and any reasonable costs of disposition. See “Disposition of Common Shares” above. Interest awarded by a court to a Resident Dissenting Shareholder will be included in the shareholder’s income for the purposes of the Tax Act and excluded from the calculation of a capital gain or capital loss on the disposition of the Common Shares.

Common Shareholders Not Resident in Canada

The following portion of the summary is generally applicable to a Common Shareholder who is a Non-Resident Common Shareholder. Special rules, which are not discussed herein, may apply to a Non-Resident Common Shareholder that is either an insurer carrying on a business in Canada or an authorized foreign bank. Such Non-Resident Common Shareholders should consult their own tax advisors.

Disposition of Common Shares

A Non-Resident Common Shareholder who disposes of Common Shares under the Arrangement will realize a capital gain (or capital loss) equal to the amount by which the cash proceeds received by the Non-Resident Common Shareholder under the Arrangement exceed (or are less than) the aggregate of the adjusted cost base of the Common Shares to the Non-Resident Common Shareholder and any reasonable costs of disposition. A Non-Resident Common Shareholder will be subject to tax under the Tax Act on such capital gain unless a bilateral income tax treaty between Canada and the Non-Resident Common Shareholder’s country of residence (a “Tax Treaty”) exempts the capital gain from taxation in Canada. This would generally be the case under the Canada – United States Income Tax Convention (1980) (the “Canada-U.S. Tax Treaty”), which exempts from Canadian tax gains on the disposition of shares unless the shares derive their value principally from real property situated in Canada. Management of the Company is of the view that the Common Shares will not derive their value principally from real property situated in Canada. Accordingly, residents of the U.S. for purposes of the Canada-U.S. Tax Treaty will generally not be subject to tax under the Tax Act on any gain realized on the disposition of the Common Shares.

Where no Tax Treaty exemption is available to the Non-Resident Common Shareholder, one-half of any capital gain (a “taxable capital gain”) realized on the disposition of the Common Shares will be included in the Non-Resident Common Shareholder’s income from Canadian sources in the year of disposition. One-half of any capital loss so realized (an “allowable capital loss”) may be deducted by the Non-Resident Shareholder against taxable capital gains realized on the disposition of other taxable Canadian property (other than treaty-protected property) in the year of disposition. Any excess of allowable capital losses realized on the disposition of taxable Canadian property (as defined in the Tax Act) (other than treaty-protected property) over taxable capital gains realized on the disposition of taxable Canadian property (other than treaty-protected property) in the year of disposition may be carried back up to three taxation years or carried forward indefinitely to reduce net taxable capital gains realized on the disposition of taxable Canadian property (other than treaty-protected property) in those other years, to the extent and in the circumstances prescribed in the Tax Act.

Withholding Tax and Clearance Certificate Requirements

Where a Non-Resident Common Shareholder disposes of Common Shares, the Purchaser will generally be required to withhold and remit to the CRA 25% of the purchase Price Payable to the Non-Resident Common Shareholder (the “Withheld Amount”), unless a Clearance Certificate with a certificate limit at least equal to the Purchase Price payable to the Non-Resident Common Shareholder has been obtained from the CRA and furnished to the Purchaser. “Clearance Certificate” means a certificate issued by the Minister of National Revenue (Canada) pursuant to section 116 of the Tax Act. The Non-Resident Common Shareholder may apply for a Clearance Certificate before the disposition date. If not done in advance of the disposition, the Non-Resident Common Shareholder is required to file an application for a Clearance Certificate (an “Application”) within 10 days following the date of the disposition of the Common Shares.

If within 27 days following the end of the month in which the Non-Resident Common Shareholder disposes of Common Shares, the Non-Resident Common Shareholder provides the Purchaser with a letter from the CRA notifying that the Application has been filed and that the Purchaser is entitled to continue to hold the Withheld Amount until the Clearance

Certificate with a certificate limit at least equal to the Purchase Price payable to the Non-Resident Common Shareholder is provided or the CRA notifies the Purchaser, directly or indirectly, that 25% of the purchase price is to be remitted to the Receiver General for Canada, the Purchaser will be entitled to continue to hold the Withheld Amount in a trust account acceptable to CRA until such time as the Non-Resident Common Shareholder's Clearance Certificate is available. If such documentation is not so provided to the Purchaser, the Purchaser will remit the Withheld Amount to the appropriate tax authorities. If payment of an amount is not necessary in order for the CRA to issue a Clearance Certificate (a) upon delivery to the Purchaser of a Clearance Certificate with a certificate limit at least equal to the Purchase Price payable to the Non-Resident Common Shareholder, the Withheld Amount shall be remitted to the Non-Resident Shareholder and (b) if the certificate limit of such Clearance Certificate is less than the Purchase Price payable to the Non-Resident Common Shareholder, then the Purchaser shall remit to the appropriate tax authorities, from the Withheld Amount, 25% of the amount by which such Purchase Price exceeds the certificate limit of such Clearance Certificate and release the balance of the Withheld Amount, if any, to the Non-Resident Common Shareholder.

The CRA usually allows a Clearance Certificate applicant to claim an exemption from tax under a Tax Treaty, although this is a practice that is not mandatory. Any Canadian income tax withheld and remitted to the CRA may be refunded to a Non-Resident Common Shareholder on the filing of a Canadian income tax return, provided the gain realized on the disposition of the Common Shares was exempt under a Tax Treaty. Even if the Non-Resident Common Shareholder is not entitled to relief under a Tax Treaty, such shareholder may receive a partial refund of capital gains tax paid, on the filing of a Canadian income tax return, as the amount required to be withheld may exceed the Non-Resident Common Shareholder’s ultimate capital gains tax liability in respect of the disposition. In any case, each Non-Resident Common Shareholder must file a Canadian income tax return to report the disposition of the Common Shares and determine any liability for Canadian income tax.

Dissenting Non-Resident Common Shareholders

A Non-Resident Common Shareholder who exercises Dissent Rights (a “Non-Resident Dissenting Shareholder”) will be considered to have received proceeds of disposition equal to the cash payment from the Purchaser (other than in respect of interest awarded by a court). The Non-Resident Dissenting Shareholder will realize a capital gain (or capital loss) equal to the amount by which such proceeds of disposition exceeds (or is less than) the aggregate of the adjusted cost base of the Common Shares to the Non-Resident Dissenting Shareholder and any reasonable costs of disposition. A Non-Resident Dissenting Shareholder is required to file a Canadian income tax return to report the disposition of the Common Shares, though may be exempt from taxation on any gain thereby realized. See “Disposition of Common Shares” above.

Each Non-Resident Dissenting Shareholder will be required to obtain a clearance certificate on the disposition of the Common Shares to the Purchaser. See “Withholding Tax and Clearance Certificate Requirements” above.

A Non-Resident Dissenting Shareholder will be subject to withholding tax under the Tax Act in respect of interest arising from the disposition of Common Shares as described above. The withholding tax rate is 25%, although such tax may be reduced or eliminated under the provisions of an applicable Tax Treaty. For example, under the Canada-U.S. Tax Treaty, the rate is generally reduced to 10% for interest paid to a person who is the beneficial owner of such shares and who is a resident of the United States for purposes of the Canada-U.S. Tax Treaty and in certain cases an exemption from such withholding tax is available for a U.S. resident tax exempt entity.

United States Federal Income Tax Considerations

The following is a general discussion of certain U.S. federal income tax considerations, under current law, generally applicable to a U.S. Holder (as hereinafter defined) of Common Shares. This discussion is of a general nature only and does not take into account the particular facts and circumstances, with respect to U.S. federal income tax issues, of any particular U.S. Holder. In addition, this discussion does not cover any state, local or foreign tax consequences.

The following discussion is based upon the sections of the Internal Revenue Code of 1986, as amended (“Code”), Treasury Regulations, published Internal Revenue Service (“IRS”) rulings, published administrative positions of the IRS and court decisions that are currently applicable, any or all of which could be materially and adversely changed, possibly on a retroactive basis, at any time and which are subject to differing interpretations. This discussion does not consider the potential effects, both adverse and beneficial, of any proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time.

This discussion is for general information only and it is not intended to be, nor should it be construed to be, legal or tax advice to any U.S. Holder of Common Shares, and no opinion or representation with respect to the U.S. federal income tax consequences to any such U.S. Holder is made. Accordingly, U.S. Holders of Common Shares should consult their own financial advisor, legal counsel or accountant regarding the U.S. federal, state, local and foreign tax consequences of the disposition of Common Shares.

U.S. Holders

As used herein, a “U.S. Holder” means a holder of Common Shares who is (i) a citizen or individual resident of the U.S., (ii) a corporation created or organized in or under the laws of the U.S. or of any political subdivision thereof, (iii) an estate whose income is taxable in the U.S. irrespective of source or (iv) a trust subject to the primary supervision of a court within the U.S. and control of a U.S. fiduciary as described Section 7701(a)(30) of the Code. If a partnership or other “pass-through” entity treated as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of the partners or owners of such partnership or other pass-through entity generally will depend on the status of such partners or owners and the activities of such partnership or pass-through entity.

Persons Not Covered

This summary does not address the U.S. federal income tax considerations to persons (including persons who are U.S. Holders) subject to special provisions of U.S. federal income tax law, including but not limited to (i) persons who are tax-exempt organizations, qualified retirement plans, individual retirement accounts and other tax-deferred accounts, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, or brokers, dealers or traders in securities, (ii) persons who have a “functional currency” other than the U.S. dollar, (iii) persons subject to the alternative minimum tax, (iv) persons who own their Common Shares as part of a straddle, hedging, conversion transaction, constructive sale or other arrangement involving more than one position, (v) persons who acquired their Common Shares through the exercise of employee stock options or otherwise as compensation for services, (vi) persons that own an interest in an entity that owns Common Shares, (vii) persons who are partners or owners of partnerships or other pass-through entities such as corporations subject to Subchapter S of the Code, (viii) persons who own their Common Shares other than as a capital asset within the meaning of Section 1221 of the Code or (ix) persons who own Common Shares subject to Section 306 of the Code.

Disposition of Shares

A U.S. Holder will recognize gain or loss upon the sale or other taxable disposition of Common Shares equal to the difference, if any, between (i) the amount of cash plus the fair market value of any property received, and (ii) the holder’s tax basis in the Common Shares. This gain or loss generally will be long-term capital gain or loss if the Common Shares are held for more than one year.

Preferential tax rates apply to long-term capital gains of U.S. Holders that are individuals, estates or trusts. There are currently no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation . Deductions for net capital losses are subject to significant limitations. For U.S. Holders that are not corporations, any unused portion of such net capital loss may be carried over to be used in later tax years until such net capital loss is thereby exhausted. For U.S. Holders that are corporations, an unused net capital loss may be carried back three years and carried forward five years from the loss year to be offset against capital gains until such net capital loss is thereby exhausted.

Foreign Tax Credit

A U.S. Holder who pays (or has withheld from distributions) Canadian or other foreign income tax with respect to the ownership of Common Shares may be entitled, at the option of the U.S. Holder, to either receive a deduction or a tax credit for U.S. federal income tax purposes with respect to such foreign tax paid or withheld. There are significant and complex limitations that apply to the foreign tax credit, among which is the general limitation that the credit cannot exceed the proportionate share of the U.S. Holder’s U.S. income tax liability that the U.S. Holder’s “foreign source” income bears to his or its worldwide taxable income. In applying this limitation, the various items of income and deduction must be classified as either “foreign source” or “U.S. source.” Complex rules govern this classification process.

In addition, U.S. Holders that are corporations and that own 10% or more of the Company’s voting stock may be entitled to an “indirect” foreign tax credit under Section 902 of the Code with respect to the payment of dividends by the Company under certain circumstances and subject to complex rules and limitations. The availability of the foreign tax credit and the application of the limitations with respect to the foreign tax credit are fact specific, and each U.S. Holder of Common Shares should consult their own financial advisor, legal counsel or accountant regarding the foreign tax credit rules.

Controlled Foreign Corporation

In general, if more than 50% of the total voting power or the total value of the Company’s outstanding shares is owned, directly or indirectly, by citizens or residents of the U.S., U.S. partnerships or corporations, or U.S. estates or trusts (as defined by the Code Section 7701(a)(30)), each of which own, directly or indirectly, 10% or more of the total voting power of the Company’s outstanding shares (each a “10% Shareholder”), the Company could be treated as a “Controlled Foreign Corporation” (“CFC”) under Section 957 of the Code.

The classification of the Company as a CFC would effect many complex results, including that 10% Common Shareholders would generally (i) be treated as having received a current distribution of the Company’s “Subpart F income” and (ii) would also be subject to current U.S. federal income tax on their pro rata shares of the Company’s earnings invested in “U.S. property.” The foreign tax credit may reduce the U.S. federal income tax on these amounts for such 10% Shareholders (See more detailed discussion at “Foreign Tax Credit” above). In addition, under Section 1248 of the Code, gain from the sale or other taxable disposition of the Company’s Common Shares by a U.S. Holder that is or was a 10% Common Shareholder at any time during the five-year period ending with the sale is treated as a dividend to the extent of the Company’s earnings and profits attributable to the common shares sold or exchanged. The Company has not determined whether it meets the definition of a CFC, and there can be no assurance that it will not be considered a CFC for the current or any future taxable year.

The CFC rules are very complicated, and U.S. Holders should consult their own financial advisor, legal counsel or accountant regarding the CFC rules and how these rules may impact their U.S. federal income tax situation.

Information Reporting; Backup Withholding

Certain information reporting and backup withholding rules may apply with respect to certain payments related to Common Shares. In particular, a payor or middleman within the U.S., or in certain cases outside the U.S., will be required to withhold at a current rate of 28% (which rate is scheduled for periodic adjustment) of any payments to a U.S. Holder regarding proceeds from the sale of Common Shares within the U.S., if a U.S. Holder fails to furnish its correct taxpayer identification number (generally on Form W-9) or otherwise fails to comply with, or establish an exemption from, the backup withholding tax requirements. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a refund or a credit against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS. U.S. Holders should consult their own financial advisor, legal counsel or accountant regarding the information reporting and backup withholding rules applicable to the Company’s Common Shares.

LEGAL MATTERS

Certain legal matters in connection with the Arrangement will be passed upon by Fasken Martineau DuMoulin LLP and Troutman Sanders LLP on behalf of the Company and by Ogilvy Renault LLP on behalf of the Purchaser and Repechage.

ADDITIONAL INFORMATION

Information contained herein is given as of January 31, 2007 except as otherwise noted. If any matters which are not now known should properly come before the Meetings, the accompanying form of proxy will be voted on such matters in accordance with the best judgment of the person voting it.

Additional information about the Company, including the most current Form 10-K and the comparative consolidated audited financial statements of the Company for the financial year ended December 25, 2005 and the interim financial statements of the Company for the 39 weeks ended September 24, 2006 which provide financial information concerning the Company, can be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

APPROVAL OF COMPANY

The contents and mailing to Common Shareholders and Creditors of this Circular have been approved by the Board.

SHAREHOLDER PROPOSALS

If the Arrangement is not completed, the Company will convene a 2007 annual meeting of shareholders. Pursuant to Section 187 of the BCA, any notice of a Common Shareholder proposal intended to be considered for inclusion in the Management Information Circular for the annual meeting of shareholders must have been submitted to the Company at its registered office on or before February 11, 2007. The proxy will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company did not receive notice of such proposal by February 11, 2007 in writing.

Shareholder proposals need be recognized only if made in accordance with the foregoing procedure and the provision of the BCA.

Vancouver, British Columbia	RICHARD BRYANT
February 12, 2007	President & Chief Executive Officer

Appendix A

ARRANGEMENT RESOLUTION

RESOLVED, AS A SPECIAL RESOLUTION OF THE HOLDERS OF COMMON SHARES, AND AS A RESOLUTION OF CREDITORS, OF ELEPHANT & CASTLE GROUP INC., THAT:

1.

the arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving Elephant & Castle Group Inc. (the “Company”), its securityholders, Repechage Investments Limited (the “Parent”) and Repechage Restaurant Group Ltd. (the “Purchaser”), all as more particularly described and set forth in the plan of arrangement (the “Plan of Arrangement”), as may be amended, modified or supplemented from time to time in accordance with the Arrangement Agreement (as defined below), the Plan of Arrangement or any order of the Supreme Court of British Columbia, attached as Schedule B to the Arrangement Agreement, as the Arrangement may be amended or varied in accordance with the Arrangement Agreement, the Plan of Arrangement or at the discretion of the Supreme Court of British Columbia is hereby authorized, approved and adopted;

2.

the Arrangement Agreement dated January 22, 2007 among the Company, the Parent and the Purchaser, as may be amended from time to time (the “Arrangement Agreement”), the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder be, and they are hereby confirmed, ratified, authorized and approved;

3.

notwithstanding that this resolution has been passed (and the Arrangement approved and adopted) by the securityholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company be, and they are hereby, authorized and empowered, without further notice to or approval of the securityholders of the Company:

	(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, as the case may be; and

	(b)	to not proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

4.

any one officer or director of the Company is hereby authorized and directed for and on behalf of the Company to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

1

Appendix B

ARRANGEMENT AGREEMENT

Execution Copy

ARRANGEMENT AGREEMENT

Among

REPECHAGE INVESTMENTS LIMITED

AND

REPECHAGE RESTAURANT GROUP LTD.

AND

ELEPHANT & CASTLE GROUP INC.

January 22, 2007

1

- ii -

ARRANGEMENT AGREEMENT

THIS AGREEMENT dated January 22, 2007,

BETWEEN:

REPECHAGE INVESTMENTS LIMITED, a corporation incorporated under the laws of Newfoundland and Labrador (hereinafter referred to as the “Parent”),

-and-

REPECHAGE RESTAURANT GROUP LTD., a corporation incorporated under the laws of Canada, and a wholly-owned Subsidiary of the Parent (hereinafter referred to as “Acquisitionco”),

-and-

ELEPHANT & CASTLE GROUP INC., a corporation incorporated under the laws of British Columbia (hereinafter referred to as “E&C”).

THIS AGREEMENT WITNESSES THAT, in consideration of the respective covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, Parent, Acquisitionco and E&C hereby agree as follows:

ARTICLE 1
DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1	Definitions

“Acquisitionco” means Repechage Restaurant Group Ltd., a corporation incorporated under the laws of Canada, and a wholly-owned Subsidiary of Parent;

“Acquisition Proposal” has the meaning ascribed to it in Section 4.6;

“Act” means the Business Corporations Act (British Columbia) as now in effect or as same may be amended from time to time prior to the Effective Date;

“Affiliate” has the meaning determined in accordance with Section 1(2) of the Securities Act on the date of this Agreement;

“Agreement” means this arrangement agreement dated January 22, 2007 between Parent, Acquisitionco and E&C as the same may be amended, varied, modified or supplemented prior to the Effective Time;

“Arrangement” means the proposed arrangement pursuant to the provisions of Section 288 of the Act as set forth in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this Agreement, Section 5.1 of the Plan of Arrangement or at the discretion of the Court in the Final Order, in accordance with the terms hereof;

“Arrangement Resolution” means the special resolution of the E&C Common Shareholders and the resolution of the E&C Creditors approving the Arrangement in accordance with Section 289 of the Act in substantially the form attached hereto as Schedule A;

“Board of Directors” means the board of directors of E&C;

“Business Day” means a day which is not a Saturday, Sunday or a statutory holiday in Toronto, Ontario or Vancouver, British Columbia;

“Circular” means the management proxy statement and information circular, including the schedules attached thereto, and all amendments from time to time made thereto, prepared and delivered to the E&C Common Shareholders and E&C Creditors in connection with the Meetings;

“Commitment Letters” means collectively, the debt commitment letters provided to Parent in respect of the transaction, copies of which have been provided by Acquisitionco to E&C, as they may be amended from time to time;

“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, obligation, undertaking, permit, concession, franchise, license or legally binding arrangement or understanding;

“Court” means the Supreme Court of British Columbia;

“Crown” means Crown Life Insurance Company;

“Disclosure Letter” means that certain letter dated as of even date herewith and delivered to Parent and Acquisitionco by E&C;

“Dissent Rights” means the rights of dissent in respect of the Arrangement as described in Section 3.1 of the Plan of Arrangement;

“Dissenting Shareholder” means an E&C Common Shareholder who has duly exercised its Dissent Rights and who has not withdrawn or been deemed to have withdrawn such Dissent Rights;

“E&C” means Elephant and Castle Group Inc.;

“E&C Benefit Plan Governing Documents” has the meaning ascribed thereto in Section 3.1(r)(viii);

“E&C Benefit Plan Proceeding” has the meaning ascribed thereto in Section 3.1(r)(v);

“E&C Benefit Plans” has the meaning ascribed thereto in Section 3.1(r)(i);

“E&C Common Shares” means the common shares in the capital of E&C;

“E&C Common Shareholder” means a holder of E&C Common Shares;

“E&C Creditor” means a holder of E&C Notes;

“E&C Financial Statements” has the meaning ascribed thereto in Section 3.1(g);

“E&C Notes” means collectively, (i) the restated and amended senior secured note issued by E&C to GEIPPP dated December 17, 2004 in the principal amount of U.S.$4,203,879 with interest accruing thereon at 14% per annum; (ii) the credit agreement dated December 17, 2004 between, inter alia, E&C and Crown pursuant to which Crown has extended a $5,000,000 term loan to E&C; and (iii) the various convertible subordinated notes issued to various holders thereof dated December 17, 2004 in the principal aggregate amount of US$649,000 payable on December 31, 2009, with interest accruing thereon at 9 ¼% per annum;

“E&C Option Plan” means the stock option and bonus plan of E&C dated June 29, 2001;

“E&C Optionholder” means a holder of E&C Options;

“E&C Options” means options to acquire E&C Common Shares granted pursuant to the E&C Option Plan or any other option plan of E&C or any predecessor of E&C, or any option assumed or adopted by E&C and which have not been duly exercised prior to the Effective Date, and as set forth in the Disclosure Letter;

“E&C Preferred Shares” means the Preferred Shares, series A and Class A Preferred Shares in the capital of E&C;

“E&C Preferred Shareholder” means a holder of E&C Preferred Shares;

“E&C Public Disclosure Record” means all documents filed on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) or the United States Securities and Exchange Commission’s Electronic Document Gathering, Analysis and Retrieval System (EDGAR) after December 26, 2004;

“E&C Securities” means collectively, the E&C Common Shares, E&C Options, E&C Preferred Shares, E&C Warrants and E&C Notes;

“E&C Securityholders” means collectively, the E&C Common Shareholders, E&C Preferred Shareholders, E&C Warrantholders and E&C Creditors;

“E&C Shareholders” means, collectively the E&C Common Shareholders and the E&C Preferred Shareholders;

“E&C Warrants” means the warrants issued by E&C to the E&C Warrantholders to acquire E&C Common Shares or E&C Preferred Shares, as the case may be, the particulars of which are set forth in E&C’s Disclosure Letter;

“E&C Warrantholders” means the holders of E&C Warrants as set out in Section 1.1 of the Disclosure Letter;

“Effective Date” means the date which is five (5) Business Days from the date on which all of the conditions precedent to the completion of the Arrangement Agreement, including receipt of the Final Order, have either been fulfilled or have been waived or such other date as may be agreed by the Parties in writing;

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date;

“Environmental Condition” means the presence of any Hazardous Substance in material breach of any Environmental Laws, or in quantities or conditions which exceed criteria published in any applicable Laws, policies, standards or guidance documents of any Governmental Entity of competent jurisdiction;

“Environmental Laws” means all applicable Laws, including applicable civil and common laws, relating to the protection of human health and safety or pollution or protection of the environment, or relating to the regulation of Hazardous Substances;

“Final Order” means the order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

“GAAP” means Canadian generally accepted accounting principles;

“GEIPPP” means GE Investment Private Placement Partners II, a Delaware limited partnership;

“Governmental Entity” means (a) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, administrative body, commission, board, bureau or agency, domestic or foreign; (b) any subdivision, agent or agency, commission, board, or authority of any of the foregoing; (c) any self-regulatory authority or stock exchange; or (d) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“Hazardous Substance” means any pollutant, contaminant, petroleum, hydrocarbons, hazardous substance, waste, hazardous material, toxic substance, dangerous or potentially dangerous substance or dangerous good as defined, judicially interpreted or identified in, or any substance regulated pursuant to, any applicable Law;

“Intellectual Property Rights” means: (a) all Canadian, United States, international and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all patents, applications, documents and filings claiming priority to or serving as a basis for priority thereof; (b) all inventions (whether or not patentable), invention disclosures, improvements, trade secrets, proprietary information, know how, computer software programs (in both source code and object code form), technology, business methods, technical data and customer lists, tangible or intangible proprietary information, and all documentation relating to any of the foregoing; (c) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world; (e) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (f) all databases and data collections and all rights therein throughout the world; (g) all moral and economic rights of authors and inventors, however denominated throughout the world; and (h) all Web addresses, domain names and numbers, uniform resource locators and other names and locators associated with the Internet; and (i) any similar or equivalent rights to any of the foregoing anywhere in the world;

“Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Meetings, as such order may be amended, as contemplated by Section 7.3;

“Law” or “Laws” means all laws, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity or self-regulatory authority, and the term “applicable” with respect to such Laws and in a context that refers to one or more Parties, means such laws as are applicable to such Party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the Party or Parties or its or their business, undertaking, property or securities;

“Lease” means real property leases to which E&C or any of its Subsidiaries is a party;

“Lien” means any hypothec, mortgage, lien, charge, security interest, encumbrance or adverse right or claim;

“Mailing Date” means the date of mailing of the Circular to E&C Common Shareholders and E&C Creditors;

“Management Shareholders” means collectively, Rick Bryant, President and Chief Executive Officer of E&C, Roger Sexton, Chief Financial Officer of E&C, and Peter Laurie, Chief Operating Officer of E&C;

“Material Adverse Effect” means, when used in connection with a person, any change, effect, event, occurrence or state of facts that is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations or financial condition of that person and its Subsidiaries, taken as a whole, other than any change, effect (whether alone or in combination with other effects), event, occurrence or state of facts resulting from:

(i)	the announcement of the Arrangement or the execution of this Agreement;

(ii)	the passing of the Arrangement Resolution or any action required to be taken by this Agreement in order to implement the Arrangement;

(iii)	changes in general economic or political conditions or securities or banking markets in general;

(iv)	generally applicable changes in applicable Law;

(v)	changes in factors affecting the restaurant business generally or the markets in which E&C and its Subsidiaries operate;

(vi)	the commencement, occurrence or continuation of any war, armed hostilities or acts of terrorism; or

(vii)	changes in any accounting rule or regulation or GAAP or the interpretation thereof;

“Material Contracts” has the meaning ascribed thereto in Section 3.1(p);

“Meetings” means collectively, the special meeting of E&C Common Shareholders and the meeting of E&C Creditors to be held to consider the Arrangement Resolution, including any adjournments or postponements thereof, to be called and held in accordance with the Interim Order;

“misrepresentation”, “material fact” and “material change” have the meanings ascribed thereto in the Securities Act;

“Parent” means Repechage Investments Limited;

“Parties” means Parent, Acquisitionco and E&C, and “Party” means any one of them;

“Permit” means any license, permit, certificate, consent, order, grant, approval, classification, registration or other authorization of or from any Governmental Entity;

“Permitted Liens” means (i) Liens for taxes, assessments or governmental charges or levies which relate to obligations not yet due and delinquent, (ii) easements, servitudes, encroachments and other minor imperfections of title which do not, individually or in the aggregate, detract from the value of or impair the use or marketability of any real property, (iii) undetermined or inchoate Liens arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable Laws or of which written notice has not been given in accordance with applicable Laws, and (iv) Liens set out and described in Section 3.1(f) of the Disclosure Letter but only to the extent such Liens conform to their description in such Disclosure Letter.

“Person” means any individual, partnership, limited partnership, syndicate, sole proprietorship, company or corporation, with or without share capital, unincorporated association, trust, trustee, executor, administrator, or other legal personal representative, regulatory body or agency, government or Governmental Entity, however designated or constituted;

“Plan of Arrangement” means the plan of arrangement in substantially the form of Schedule B, as amended, modified or supplemented from time to time in accordance with this Agreement, the Plan of Arrangement or any order of the Court;

“Response Period” has the meaning ascribed thereto in Section 4.6(a);

“Securities Act” means the Securities Act (British Columbia) and the rules and regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;

“Securities Laws” means the Securities Act and all other applicable Canadian and United States federal or state securities laws, rules and regulations thereunder;

“Specified Conditions” has the meaning ascribed thereto in Section 7.2(c);

“Specified Termination Rights” has the meaning ascribed thereto in Section 7.2(c);

“Subsidiary” means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which such specified body corporate exercises direction or control or which is in a like relation to a Subsidiary;

“Superior Proposal” has the meaning ascribed to it in Section 4.5(a);

“Support Agreements” means the support and indemnification agreements (i) entered into effective as of the execution of this Agreement between each of GEIPPP, Crown and each Management Shareholder and Acquisitionco and Parent; pursuant to which such holders have agreed to vote the securities referred to therein in favour of the Arrangement at the Meetings and provide indemnification for certain representations and warranties hereunder;

“Taxes” or “Tax” means any taxes, duties, assessments, imposts and levies imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, withholding, business, franchise, property, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping and all employment insurance, health insurance and Canada, Québec, United States federal or state and other government pension plan premiums or contributions;

“Tax Act” means the Income Tax Act (Canada), as amended; and

“Tax Return” means all reports, forms, elections, estimates, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with any Taxes.

1.2	Number and Gender

Words importing the singular number include the plural and vice versa and words importing gender include all genders.

1.3	Inclusive Terminology

Whenever used in this Agreement, the words “includes” and “including” and similar terms of inclusion shall not, unless expressly modified by the words “only” or “solely”, be construed as terms of limitation, but rather shall mean “includes but is not limited to” and “including but not limited to”, so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive.

1.4	Interpretation not Affected by Headings, etc.

The division of this Agreement into Articles and Sections and other parts and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, Section or Schedule refers to the specified Article or Section of or Schedule to this Agreement.

1.5	Date For Any Action

In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

1.6	Currency

In the absence of a specific designation of any currency, any dollar amount referenced herein shall be deemed to refer to lawful currency of Canada.

1.7	Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement in respect of E&C shall have the meanings attributable thereto under GAAP and all determinations of an accounting nature in respect of E&C required to be made shall be made in a manner consistent with GAAP consistently applied.

1.8	Statutory References

Any reference in this Agreement to a statute includes all regulations made thereunder, all amendments to such statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

1.9	Knowledge

In this Agreement, and except as specifically qualified herein, references to “knowledge”, the “knowledge of” and similar references, with respect to E&C, mean the actual knowledge of the Management Shareholders, after due inquiry, and such officers shall make such inquiry as is reasonable under the circumstances.

1.10	Entire Agreement

This Agreement (including the Schedules hereto and the Disclosure Letter) constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties hereto with respect to the subject matter hereof, and for greater certainty includes the letters of intent entered into between E&C, Parent and Acquisitionco with respect to the transactions contemplated herein. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

1.11	Schedules

The following Schedules are annexed to this Agreement and are incorporated by reference into this Agreement and form a part hereof:

Schedule A – Arrangement Resolution
Schedule B – Plan of Arrangement

ARTICLE 2
THE ARRANGEMENT

2.1	The Arrangement

The Arrangement shall be comprised of substantially the events or transactions, taken in the sequence indicated, in Schedule B to this Arrangement Agreement.

2.2	News Release Announcing the Arrangement

Subject to compliance with Securities Laws, immediately upon the execution of this Agreement, Parent and E&C shall jointly issue a mutually agreed press release announcing the entering into of this Agreement, which press release will be satisfactory in form and substance to the parties acting reasonably. E&C will file such press release, together with a material change report in prescribed form with all applicable securities regulatory authorities in Canada and the United States.

2.3	Interim and Final Orders

As soon as reasonably practicable following the execution and delivery of this Agreement, and in any event no later than seven business days from the date hereof, E&C will apply to the Court pursuant to Section 291 of the Act for the Interim Order, such order to be on terms acceptable to Parent, Acquisitionco and E&C, each acting reasonably, providing for, among other things:

(a)	notice of intended exercise of any Dissent Rights to be provided to E&C no later than 4:00 p.m. (Vancouver time) on the date which is 48 hours prior to the date of the Meetings;

(b)	the Arrangement be subject to the approval of a majority in number and 3/4 in value of the E&C Creditors present and voting, either in person or by proxy, at the

Meeting of E&C Creditors to be held to consider the Arrangement Resolution, or otherwise voting in the manner directed by the Court;

(c)

the Arrangement be subject to the approval of two-thirds of the votes cast in respect of the Arrangement Resolution by the E&C Common Shareholders, present in person or by proxy and entitled to vote at the Meeting, or otherwise voting in the manner directed by the Court;

(d)	the Arrangement be subject to the unanimous written consent of the holders of Preferred Shares, series A in the capital of E&C;

(e)	the Arrangement be subject to the unanimous written consent of the holders of Class A Preferred Shares, in the capital of E&C; and

(f)	the Arrangement be subject to the unanimous written consent of the E&C Warrantholders.

E&C shall, subject to obtaining the approvals as contemplated by the Interim Order, and as may be directed by the Court in the Interim Order, take all steps necessary or desirable to submit the Arrangement to the Court and apply for the Final Order approving the Arrangement, such order to be on terms acceptable to Parent, Acquisitionco and E&C, each acting reasonably.

E&C agrees to consult with Parent and its advisors in connection with all applications to the Court, and to permit Parent and its counsel to review and comment upon drafts of all materials to be filed by E&C with the Court in connection with the Arrangement prior to the delivery and filing of such materials, and to give reasonable consideration to such comments and all information regarding the Arrangement, Parent and Acquisitionco. E&C also agrees to provide to counsel to Parent on a timely basis copies of any notices of appearance and evidence delivered to E&C or its counsel in respect of the application for the Final Order or any appeal therefrom, and of any notice (written or oral) received by E&C indicating any intention to appeal the Final Order.

2.4	Meetings.

Subject to receipt of the Interim Order:

(a)

E&C shall, as promptly as practicable following the execution of this Agreement and in any event within three (3) Business Days following the date of the Interim Order: (i) prepare and complete the Circular in consultation with Parent and provide Parent with a reasonable opportunity to review and comment on drafts of the Circular and E&C shall give reasonable consideration to such comments; (ii) as promptly as practicable thereafter, subject to obtaining any regulatory approvals required in connection with the mailing of the Circular, file the Circular in all jurisdictions where the same is required to be filed by the Interim Order and applicable Law; and (iii) mail the Circular and other documentation required in connection with the Meetings to the relevant E&C Securityholders in accordance with the Interim Order and applicable Law;

(b)

E&C shall (i) through E&C’s Board of Directors, recommend that the relevant E&C Securityholders vote in favour of the Arrangement Resolution and include such recommendation in the Circular; and (ii) use its commercially reasonable efforts to secure the approval of the Arrangement Resolution by the relevant E&C Securityholders;

(c)

E&C shall duly call, convene and hold the Meetings in accordance with the Interim Order, the articles of E&C and applicable Laws as soon as practicable for the purpose of considering the Arrangement Resolution (and, subject to the other terms and conditions herein, for any other proper purpose as may be set out in the notice of the Meetings and agreed to by Parent, acting reasonably; provided that the Arrangement Resolution shall be voted on before any other matter at the Meetings, unless otherwise agreed by Parent) and E&C shall provide notice to Parent and Acquisitionco of the Meetings and allow the representatives of Parent and Acquisitionco to attend the Meetings;

(d)

except as required for quorum purposes or otherwise permitted under this Agreement, E&C shall not adjourn (except as required by Law, by the Court or by valid E&C Securityholder action), and E&C shall not postpone or cancel (or propose for adjournment, postponement or cancellation) or fail to call the Meetings without Parent’s prior consent, such consent not to be unreasonably withheld or delayed;

(e)

E&C shall use commercially reasonable efforts to solicit from the relevant E&C Securityholders proxies in favour of the Arrangement Resolution and take all other action that is reasonably necessary or desirable to secure the approval of the Arrangement Resolution by the relevant E&C Securityholders, however nothing in this Section 2.4(e) shall require E&C to engage a third party to act as proxy solicitation agent in connection therewith; and

(f)

subject to obtaining the Final Order and the satisfaction or waiver of the other conditions herein contained in favour of each Party, E&C shall takes such steps as are necessary under the Act to give effect to the Arrangement.

2.5	Securities and Corporate Compliance.

(a)

E&C shall diligently do all such acts and things as may be necessary to comply, in all material respects, with applicable Laws, including National Instrument 54-101 of the Canadian Securities Administrators and applicable United States federal proxy solicitation requirements, in relation to the Meetings.

(b)

Each of Parent and E&C shall furnish to the other all such information concerning it, its Affiliates and its shareholders and, in the case of E&C, the E&C Securityholders, as may be reasonably required to prepare the Circular or any application to Governmental Entities and effect the actions described in the Plan of Arrangement. Each of Parent and E&C shall ensure that no information that is so furnished by it contains any untrue statement of a material fact or omits to state a material fact required to be stated in any such document or necessary in order to make any information so furnished for use in any such document not misleading in light of the circumstances in which it is furnished or to be used.

(c)

Parent and E&C shall each promptly notify the other if at any time before the Effective Time it becomes aware that the Circular or any application to any Governmental Entity for an order contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Circular or such application.

(d)

In the event that notice is given by a Party under Section 2.5(c) in respect of a document, the Party which filed, distributed or delivered such document shall prepare a supplement or amendment to such document, as required and as the case may be, and, if required by applicable Law, shall cause the same to be distributed to E&C Securityholders and filed with the applicable Governmental Entity and the Court, as applicable. For greater certainty, in the event that notice is given by a Party under Section 2.5(c) in respect of the Circular, E&C shall, if and to the extent required by applicable Law, prepare a supplement or amendment to the Circular and cause the same to be distributed to E&C Securityholders and filed with the applicable Governmental Entity and the Court, as applicable; and if such notice relates to a portion of the Circular provided by Parent or Acquisitionco expressly for incorporation into the Circular, Parent shall cooperate in the preparation of the aforementioned supplement or amendment at its sole cost and expense.

2.6	Dissent

E&C shall give Parent:

(a)

prompt notice of any written demand for dissent received by E&C prior to the Effective Time, any withdrawal of any such demand and any other demand, notice or instrument delivered to E&C prior to the Effective Time that relates to such demand; and

(b)

the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. E&C shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its written consent to such payment or settlement offer.

2.7	Preparation of Filings

Parent and E&C shall co-operate in the preparation of any application for the Interim Order, the Final Order, the Circular, the Notice of Alteration in respect of the Arrangement and any other orders, registrations, consents, filings, rulings, exemptions, no-action letters and approvals and the preparation of any documents reasonably deemed by either of the Parties to be necessary to discharge its respective obligations or otherwise advisable under applicable Laws in connection with this Agreement and the transactions contemplated herein.

2.8	Communications

(a)

No Party or any of its Affiliates shall issue any press release or otherwise make public statements with respect to this Agreement or the Arrangement without the consent of E&C and Parent (such consent not to be unreasonably withheld or delayed).

(b)

Neither E&C nor Parent shall make any filing with any Governmental Entity with respect to the Arrangement without giving the other Party a reasonable opportunity to review and comment on such filing. Each of E&C and Parent shall reasonably consider comments provided by the other Party in respect of any such filing with a Governmental Entity.

(c)

Sections 2.8(a) and 2.8(b) shall be subject to each Party’s (and its Affiliates’) overriding obligation to make any disclosure or filing required under applicable Laws, and the Party (or Affiliate) making such disclosure shall use all commercially reasonable efforts to give prior oral or written notice to the other Party and reasonable opportunity to review or comment on the disclosure or filing, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing.

(d)

Each of Parent and E&C shall promptly notify the other Party of any communication to a Party from any Governmental Entity in respect of the Arrangement, and neither E&C nor Parent shall participate in any meeting with any Governmental Entity in respect of any filings, investigations or other inquiry related to the Arrangement unless it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the reasonable opportunity to attend and participate thereat. Each of Parent and E&C shall, upon request, furnish to the other all such information concerning it and, in the case of E&C, the E&C Securityholders, as may be reasonably required for purposes of the foregoing.

(e)

Parent shall be entitled, at any time prior to the Meeting, to propose modifications to the Arrangement to increase the consideration it or Acquisitionco is prepared to make available to E&C Securityholders pursuant to the Arrangement, whether or not the Board of Directors of E&C has changed its recommendation, provided that Parent shall use its commercially reasonable efforts to provide not less than one Business Day’s prior written notice of such proposal to E&C. Subject to Section 4.5, the Parties shall enter into an amended agreement reflecting such proposed amendments to the Arrangement (provided that such agreement shall be on and subject to the same terms and conditions as this Agreement, mutatis mutandis, except with respect to the modifications proposed by Parent), the Plan of Arrangement shall be modified accordingly in accordance with its terms, and E&C and Parent shall use their respective commercially reasonable efforts to obtain any further order of the Court which is necessary or desirable in such circumstances, to communicate any such modifications to E&C Securityholders and to ensure that any such modifications are presented at the Meetings.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1	Representation and Warranties of E&C

E&C represents and warrants to and in favour of each of Parent and Acquisitionco as follows in each case except as set forth in the Disclosure Letter and acknowledges that Parent and Acquisitionco are each relying upon same in connection with the agreements contemplated herein:

(a)	Board Approval

The Board of Directors, at a meeting duly called and held prior to the execution and delivery of this Agreement, has, following receipt and consideration of a recommendation of the Special Committee of the Board of Directors, duly adopted resolutions:

(A)	authorizing and approving this Agreement and the Arrangement;

(B)	authorizing E&C to execute and deliver this Agreement;

(C)	authorizing E&C and its Subsidiaries to consummate this Agreement on the terms set forth herein and in the Plan of Arrangement;

(D)	determining that the Plan of Arrangement is fair to E&C Shareholders and is in the best interests of E&C;

(E)	directing that the Arrangement Resolution be submitted to a vote at the Meetings; and

(F)	recommending that E&C Securityholders vote in favour of the Arrangement;

which resolutions have not been subsequently rescinded, modified or withdrawn in any way prior to the date of this Agreement.

(b)

Authority Relative to this Agreement. E&C has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and to fulfill its obligations under the Arrangement. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors, and other than (i) the approval of the Board of Directors of E&C with respect to the Circular and other matters relating solely thereto; and (ii) the approval of the E&C Securityholders pursuant to the Interim Order, no other corporate proceedings on the part of E&C are necessary to authorize the execution and delivery by it of this Agreement or the making or completion of the Plan of Arrangement. This Agreement has been duly and validly executed and delivered by E&C and, assuming the due authorization, execution and delivery by Parent and Acquisitionco, constitutes a legal, valid and binding obligation of E&C enforceable against E&C in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(c)	No Violations.

	(i)	Neither the execution and delivery of this Agreement by E&C nor the completion of the Arrangement in accordance with the terms hereof, nor compliance by E&C with any of the provisions hereof will:

(A)

except as set forth in Section 3.1(c) of the Disclosure Letter, violate, conflict with, change the rights or obligations of any Party under, result in a breach of any provision of, require any consent, approval or notice under, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of E&C or any of its Subsidiaries, or in any such Lien becoming (or being capable of becoming) enforceable against any such properties or assets, or cause any indebtedness to come due before its stated maturity or cause any credit commitment or obligation to cease to be available or cause any payment or other obligation to be imposed on E&C or any of its Subsidiaries under any of the terms, conditions or provisions of (1) their respective charters or by-laws or other comparable organizational documents; or (2) any note, bond, mortgage, indenture, loan agreement, deed of trust, Lien, or other Contract to which E&C or any of its Subsidiaries is a party or by which any of them, or any of their respective properties or assets is bound which, in the case of Section 3.1(c)(i)(A)(2) only, would when taken singularly or together, result in a Material Adverse Effect on E&C;

(B)

except for distributing and filing the Circular in accordance with applicable corporate and Securities Laws and obtaining the approval of the E&C Securityholders pursuant to the Interim Order, (1) violate any Law or any judgment, order or decree in each case applicable to E&C or any of its Subsidiaries or any of their respective properties or assets; or (2) cause the suspension or revocation of any Permit currently in effect which in any such case would, when taken singularly or together, result in a Material Adverse Effect on E&C; or

(C)

except as set forth in Section 3.1(c) of the Disclosure Letter, (1) result in any payment (including severance, unemployment compensation, golden parachute, change of control, retention, bonus or otherwise) becoming due to any current or former director, officer or employee of, or consultant to, E&C or any of its Subsidiaries; or (2) result in any increase or acceleration of contributions, liabilities or benefits, or acceleration of vesting, under any E&C Benefit Plan or restriction imposed on any asset held in connection with a E&C Benefit Plan or otherwise.

(ii)

Other than in connection with or in compliance with the provisions of applicable corporate and Securities Law, including distributing and filing the Circular in accordance with applicable corporate and Securities Laws and obtaining the approval of the relevant E&C Securityholders pursuant to the Interim Order and obtaining the Final Order, (A) there is no legal impediment to the execution and delivery of this Agreement by E&C; and (B) no filing or registration with, or authorization, consent or approval of, any Governmental Entity is required of E&C or its Subsidiaries in connection with the execution and delivery of this Agreement by E&C or the completion of the Arrangement.

(d)

Capitalization. The authorized share capital of E&C consists of an unlimited number of E&C Common Shares and an unlimited number of Class A Preferred Shares and an unlimited number of Preferred Shares, series A, of which as of the date of this Agreement, there were issued and outstanding 6,052,369 E&C Common Shares, 487,213 Class A Preferred Shares, 3,653,972 Preferred Shares, series A, and no other shares of any class or series in the capital of E&C. As of the date of this Agreement, an aggregate of 260,000 E&C Options were outstanding (whether or not vested) (the aggregate in-the-money value of which is $0), an aggregate of up to 260,000 E&C Common Shares were issuable upon the exercise of E&C Options, and an aggregate of 5,127,862 E&C Warrants were outstanding and an aggregate of up to 4,049,068 E&C Common Shares and 1,078,794 E&C Preferred Shares were issuable upon the exercise of E&C Warrants, and an aggregate principal amount of US$649,000 in convertible unsecured notes were outstanding convertible into Common Shares at US$1.00 per share, and except for E&C Options, the E&C Warrants, the convertible notes, and Acquisitionco’s right hereunder, there are no options, warrants or other rights, shareholder rights plans, agreements or commitments of any character whatsoever requiring or which may require the issuance, sale or transfer by E&C of any shares in the capital of E&C or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares in the capital of E&C. All outstanding E&C Common Shares and E&C Preferred Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights, and all E&C Common Shares and E&C Preferred Shares issuable upon the exercise of rights under the E&C Options and E&C Warrants in accordance with their respective terms have been duly authorized and, upon issuance, will be validly issued as fully paid and non-assessable and will not be subject to any pre-emptive rights. All E&C Securities have been issued in compliance, in all material respects, with all applicable Securities Laws. Other than the E&C Preferred Shares, there are no E&C Securities or securities of any of its Subsidiaries outstanding which have the right to vote generally (or are convertible into or exchangeable for securities having the right to vote generally) with the E&C Common Shareholders on any matter. There are no outstanding contractual or other obligations of E&C or any Subsidiary to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its Subsidiaries, except as set out in Section 3.1(d) of the Disclosure Letter.

(e)

Ownership of Subsidiaries. Section 3.1(e) of the Disclosure Letter includes complete and accurate list of all Subsidiaries, together with its jurisdiction incorporation or organization, owned, directly or indirectly, by E&C, each of which is wholly-owned except as otherwise noted in such list. All outstanding shares of capital stock and other ownership interests of E&C’s Subsidiaries are duly authorized, validly issued, fully paid non-assessable, and all such shares and other ownership interests held directly or indirectly by E&C are, except as disclosed in Section 3.1(e) of the Disclosure Letter, owned free and clear of all Liens other than Permitted Liens, and there are no outstanding options, rights, entitlements, understandings or commitments (contingent otherwise) regarding the right to acquire any such shares of capital stock or ownership interests in or material assets or properties of any of E&C’s Subsidiaries except as set forth in Section 3.1(e) of the Disclosure Letter.

(f)

Reporting Status and Securities Laws Matters. E&C is a reporting issuer under applicable British Columbia Securities Laws and is not on the list of reporting issuers in default under such Securities Laws. The E&C Common Shares are registered under Section 12 of the United States Securities Exchange Act of 1934, as amended. E&C is not in default of any material requirements of any Securities Laws. No suspension of trading in or cease trading order with respect to any securities of E&C, and to the knowledge of E&C, no inquiry or investigation (formal or informal) of any securities regulators, is in effect or ongoing, or to the knowledge of E&C expected to be implemented or undertaken.

(g)

Reports. As of their respective dates or, where no such date is specified, the date of filing pursuant to applicable Securities Laws (i) E&C’s audited financial statements as at and for the fiscal years ended December 25, 2005, December 26, 2004 and December 28, 2003 (including the notes thereto and related management’s discussion and analysis (“MD&A”)), and E&C’s unaudited interim financial statements as at and for the three months ended March 26, 2006 (including the notes thereto and related MD&A), and as at and for the six months ended June 25, 2006 (including the notes thereto and related MD&A), and as at and for the nine months ended September 24, 2006 (including the notes thereto and related MD&A) (collectively, the “E&C Financial Statements”); (ii) E&C’s annual report on Form 10-K filed on April 4, 2006 (including all documents incorporated by reference therein); (iii) E&C’s management proxy statement and information circular dated April 7, 2006 in respect of the annual meeting of E&C Shareholders for fiscal year 2005; and (iv) all material change reports and other documents filed with the applicable securities regulators since September December 25, 2005: (1) did not at the respective effective dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and (2) complied in all material respects with Securities Laws. The E&C Financial Statements (other than the related MD&A) and all financial statements of E&C and its Subsidiaries included or incorporated by reference in information circulars, forms, reports, statements, prospectuses and other documents publicly filed since December 28, 2003 were prepared in accordance with GAAP consistently applied (except (A) as otherwise indicated in such financial statements and the notes thereto or, in the case of audited statements, in the related report of E&C’s independent auditors; (B) in the case of unaudited interim statements, are subject to normal year-end adjustments and may omit notes which are not required by applicable Laws in the unaudited statements; or (C) as items in such financial statements have been reclassified) and fairly present in all material respects the consolidated financial position, results of operations and changes in financial position of E&C and its Subsidiaries as of the dates thereof and for the periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal period-end adjustments) and reflect reserves required by GAAP consistently applied in respect of all contingent liabilities, if any, of E&C and its Subsidiaries on a consolidated basis. E&C is not currently aware of any year-end adjustments that are expected to be material. There has been no change in E&C’s accounting policies, except as described in the notes to the E&C Financial Statements, since December 25, 2005. Except as set forth in the E&C Financial Statements, neither E&C nor any of its Subsidiaries have any documents creating any material off- balance sheet arrangements. Neither E&C nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar contract (including any contract relating to any transaction, arrangement or relationship between or among E&C or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving E&C or any of its Subsidiaries in the E&C Financial Statements. Neither E&C nor any of its Subsidiaries, has, directly or indirectly, made or arranged for any extension or maintaining of credit, or renewal of an extension of credit, in the form of a personal loan to or for any director, employee or security holder of or consultant to E&C or any of its Subsidiaries or to any director or employee of or consultant to any such security holder.

(h)

Litigation. Except as set forth in Section 3.1(h) of the Disclosure Letter, there are no claims, actions, suits or proceedings pending or, to the knowledge of E&C, threatened and to the knowledge of E&C there are no investigations or inquiries pending or threatened, affecting E&C or any of its Subsidiaries or affecting any of their respective property or assets at law or in equity before or by any Governmental Entity except such claims, actions, suits, proceedings, investigations or inquires which would not, taken singularly or together, result in a Material Adverse Effect on E&C. Neither E&C nor any of its Subsidiaries nor their respective assets or properties is subject to any material outstanding judgment, order, writ, injunction or decree.

(i)	Taxes.

(i)

E&C and each of its Subsidiaries has prepared and filed all Tax Returns within the prescribed period with the relevant taxing authority in accordance with applicable Laws. E&C and each of its Subsidiaries has reported all income and all other amounts and information required by applicable Law to be reported on each such Tax Return. Each such Tax Return is correct and complete in all material respects.

(ii)

E&C and each of its Subsidiaries has paid, within the prescribed period, all Taxes and instalments of Taxes, which are required to be paid to any relevant taxing authority pursuant to applicable Law. No material deficiency with respect to the payment of any Taxes or Tax instalments has been asserted against it by any relevant taxing authority. Since December 25, 2005, neither E&C nor its Subsidiaries has:

		(A)	incurred any liability for Taxes;

		(B)	engaged in any transaction or event which would result in any liability for Taxes; or

		(C)	realized any income or gain for tax purposes;

other than, in each case, in the ordinary course of business.

(iii)

Adequate provision has been made for all Taxes payable for all taxable periods ending on or before the Effective Date, and where no taxable period ends or is deemed to end on or immediately prior to the Effective Date, for all Taxes in respect of any time or event prior to the Effective Date.

(iv)

E&C and each of its Subsidiaries has duly and timely withheld and collected all Taxes required by applicable Law to be withheld or collected by it and has duly and timely remitted to the appropriate authority all such Taxes as and when required by applicable Law.

(v)

There are no proceedings, investigations or audits pending or, to the knowledge of E&C, threatened against or affecting E&C of any of its Subsidiaries in respect of any Taxes. To the knowledge of E&C, no event has occurred or circumstance exists which could reasonably be expected to give rise to or serve as a valid basis for the commencement of any such proceeding, investigation or audit. There are no matters under discussion, audit or appeal with any relevant authority relating to Taxes. All Tax Returns of E&C and each of the Subsidiaries for taxation years ending on or before December 25, 2005 have been assessed by the relevant taxing authority.

(vi)	Neither E&C nor any of its Subsidiaries has requested, entered into any agreement or other arrangement, or executed any waiver providing for, any extension of time within which:

	(A)	to file any Tax Return;

	(B)	to file any elections, designations or similar filings relating to Taxes;

	(C)	it is required to pay or remit any Taxes or amounts on account of Taxes; or

	(D)	any relevant authority may assess or collect Taxes.

(vii)

Neither E&C nor any of its Subsidiaries has entered into any agreement with, or provided any undertaking to, any Person pursuant to which it has assumed liability for the payment of Taxes owing by such Person.

(viii)

Neither E&C nor any of its Subsidiaries has ever been required to file any Tax Return with, or been liable to pay any Taxes to, any relevant authority outside Canada and the United States. No request to file a Tax Return has ever been made to such corporate entities by any relevant authority in a jurisdiction where such corporation does not file Tax Returns.

(j)

Absence of Undisclosed Liabilities. Except as disclosed in the E&C Public Disclosure Record or the E&C Financial Statements, neither E&C nor any of its Subsidiaries has any obligations or liabilities of any nature (matured or unmatured, fixed or contingent) except for liabilities (i) incurred in connection with the transactions contemplated by this Agreement; (ii) incurred in the ordinary course of business consistent with past practice during the period of the E&C Financial Statements; or (iii) that, individually or in the aggregate, would not result in a Material Adverse Effect on E&C.

(k)

No Material Adverse Effect. Except as disclosed in the Disclosure Letter, since December 25 2005, there has not been any Material Adverse Effect on E&C. During the period since December 25, 2005, E&C and its Subsidiaries have conducted their businesses only in the ordinary course consistent with past practice and have not taken any of the actions described in any of the clauses in Section 4.1(d).

(l)

Environmental. Except as disclosed in E&C Public Disclosure Record or as set forth in Section 3.1(l) of the Disclosure Letter, all operations of E&C and each of its Subsidiaries have been and are being conducted in material compliance with all applicable Environmental Laws. There is no Environmental Condition present at, and to the knowledge of E&C there has been no release, disposal, or arrangement for disposal of, or exposure to, any Hazardous Substance on, at, under or from, any property currently or, to the knowledge of E&C, formerly owned or leased by E&C or any of its Subsidiaries and, to the knowledge of E&C, neither E&C nor any of its Subsidiaries is aware of, or is subject to: (i) any proceeding, application, order, directive, investigation or complaint which relates to environmental, health or safety matters, and which may require any material work, repairs, construction or expenditures; (ii) any demand or notice with respect to the breach of any Environmental Laws applicable to E&C or any of its Subsidiaries; or (iii) any changes to the terms of any environmental Permits or any review by any Governmental Entity of such environmental Permits, which, in the case of (i), (ii) or (iii) above would, individually or in the aggregate, have a Material Adverse Effect on E&C;

(m)

Owned Real Property. Neither E&C nor any of its Subsidiaries is the owner of, nor subject to, any agreement, option or right or obligation to own, any real property or any ownership interest in any real property.

(n)

Leases and Leased Property. Section 3.1(n) of the Disclosure Letter lists all real property leases to which E&C or one of its Subsidiaries is a party (a “Lease”). Each Lease has been validly executed and delivered by the tenant and is unmodified except as set forth in Section 3.1(n) of the Disclosure Letter and is in full force and effect. Each Lease represents the entire agreement between the landlord and the tenant in respect of the leased premises. E&C and its Subsidiaries are not in default of any of their material obligations under any Lease, and other than the consents set out in Section 3.1(c) of the Disclosure Letter there exists no event, occurrence, condition or act which, with the giving of notice, the passage of time or the happening of any other event or circumstance, would become a default under the Lease or give rise to a right of cancellation or termination of the Lease or the inability of the tenant to exercise any of its rights as lessee thereunder, including any rights of renewal or first rights of refusal contained therein, which, in each case, would individually or in the aggregate have a Material Adverse Effect on E&C. There is no outstanding material dispute between E&C, its Subsidiaries and the landlord in respect of any Lease.

(o)

Franchise Agreements. E&C or the Subsidiaries franchise, pursuant to franchise agreements, the restaurants disclosed in Section 3.1(o) of the Disclosure Letter and no other Contracts exist for the franchise of any restaurants.

(p)

Material Contracts. Except for the Contracts described in Section 3.1(p) of the Disclosure Letter (collectively, the “Material Contracts”), none of E&C or any Subsidiary is a party to or bound by any Contract:

	(i)	for the purchase of materials, supplies, equipment or services involving more than $100,000 per annum over the remaining life of the Contract;

(ii)

any promissory note, loan agreement or other agreement for the borrowing of money, any currency exchange, interest rate, commodities or other hedging arrangement or any leasing transaction of the type required to be capitalized in accordance with GAAP;

	(iii)	for capital expenditures in excess of $100,000 in the aggregate;

(iv)

for confidentiality, secrecy or non-disclosure for material matters, or limiting the freedom of E&C or any Subsidiary to engage in any line of business or compete with any other Person, operate its assets at maximum production capacity or otherwise conduct its business, including, the Business;

	(v)	with any Person with whom the E&C or any Subsidiary does not deal at arm’s length within the meaning of the Tax Act;

(vi)

that expires, or may be renewed at the option of any Person other than the E&C or the applicable Subsidiaries so as to expire, more than two years after the date of this Arrangement Agreement, other than the Leases;

(vii)

of guarantee, support, indemnification or assumption or any similar commitment with respect to the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any other Person other than wholly-owned Subsidiaries;

	(viii)	relating to grants or other forms of assistance received by E&C or a Subsidiary from any Governmental Entity, other than grants for training assistance which are material individually or collectively;

		(A)	material to the business or any of the assets of E&C or its Subsidiaries; or

		(B)	made out of the ordinary course of business;

and, for greater certainty, the term “Material Contract” shall include all franchise agreements and Leases.

(q)	Employee Matters.

	(i)	Except for the Contracts listed in Section 3.1(q) of the Disclosure Letter, neither E&C nor any of its Subsidiaries is a party to, subject to, or affected by:

		(A)	any written employment Contract;

		(B)	any verbal employment Contract that is not terminable upon providing reasonable notice at common law;

		(C)	any written Contract with an individual acting as an independent contractor providing services to E&C or any of its Subsidiaries; or

		(D)	any collective agreement.

	(ii)	To the knowledge of E&C, there are no ongoing union certification drives or pending proceedings for certifying a union for E&C or any Subsidiary.

(iii)

To the knowledge of E&C, there has been no complaint, grievance, claim, proceeding, civil action, work order or investigation filed, made or commenced against E&C or its Subsidiaries in respect of, concerning or affecting any of their employees.

(iv)

E&C and its Subsidiaries have observed and materially complied with the provisions of all applicable Laws respecting employment, including, but not limited to, employment standards Laws as well as Laws relating to human rights, occupational health and safety, workers’ compensation and pay equity.

(v)

There is no labour strike, picketing, slow down, work stoppage or lock out, existing, pending, or to knowledge of E&C, threatened against or directly or indirectly affecting E&C or any of its Subsidiaries. Neither E&C nor any of its Subsidiaries has, since November, 2004, experienced any labour strike, picketing, slowdown, work stoppage, lock out or other collective labour action by or with respect to any of their employees. There are no charges or complaints pending, or to the knowledge of E&C, threatened with respect to or relating to E&C or any of its Subsidiaries before any Governmental Entity in relation to unlawful employment practices. Neither E&C nor any of its Subsidiaries has received any written notice from any such Governmental Entity responsible for the enforcement of labour or employment Laws of an intention to conduct an investigation of such entity concerning its employment practices, wages, hours and terms and conditions of employment and no such investigation is, to the knowledge of E&C, threatened.

(r)	Employee Benefit Plans.

(i)

Section 3.1(r) of the Disclosure Letter sets out a correct and complete list and, where appropriate, a description of all retirement, pension, supplemental pension, savings, retirement savings, retiring allowance, bonus, profit sharing, stock purchase, stock option, phantom stock, share appreciation rights, deferred compensation, severance or termination pay, change of control, life insurance, medical, hospital, dental care, vision care, drug, sick leave, short term or long term disability, salary continuation, unemployment benefits, vacation, incentive, compensation or other employee benefit plan, program, arrangement, policy or practice whether written or oral, formal or informal, funded or unfunded, registered or unregistered, insured or self-insured that is maintained or otherwise contributed to, or required to be contributed to, by or on behalf of E&C or any of its Subsidiaries for the benefit of current or former employees, directors, officers, shareholders, independent contractors or agents of E&C or any of its Subsidiaries other than government sponsored pension, employment insurance, workers compensation and health insurance plans (collectively, the “E&C Benefit Plans”).

	(ii)	Each E&C Benefit Plan:

	(A)	has been maintained in material compliance with its terms and with the requirements of all applicable Laws; and

	(B)	is in good standing in respect of such requirements and Laws.

(iii)	No E&C Benefit Plan is required to be registered under applicable Laws with any Governmental Entity.

(iv)

All contributions or premiums required to be paid, deducted or remitted and all obligations required to be performed by either E&C or its Subsidiaries pursuant to the terms of any E&C Benefit Plan or by applicable Laws, have been paid, deducted, remitted or performed, as the case may be, in a timely fashion and there are no outstanding defaults or violations with respect to same.

(v)

There are no actions, suits, claims, arbitrations or other proceedings (an “E&C Benefit Plan Proceeding”) pending or, to the knowledge of E&C, threatened with respect to the E&C Benefit Plans (other than routine claims for benefits) and, to the knowledge of E&C, no event has occurred or circumstance exists that may result in an E&C Benefit Plan Proceeding.

(vi)

There is no pending termination or winding-up procedure in respect of any of the E&C Benefit Plans, and to the knowledge of E&C, no event has occurred or circumstance exists under which any of the E&C Benefit Plans may be declared terminated or wound-up, in whole or in part.

(vii)	No E&C Benefit Plan has a deficit and there are no E&C Benefit Plans that are pension plans.

(viii)	E&C has delivered correct and complete copies of each of the following to the Parent:

(A)

the most current text of all E&C Benefit Plans (where no text exists, a summary has been provided) and any related trust agreements, insurance contracts or other documents governing those plans (the “E&C Benefit Plan Governing Documents”), all as amended to the date of this Agreement; and

	(B)	all materials relating to the E&C Benefit Plans distributed to new or existing members of such plan in the last three (3) years and to the knowledge of E&C, no fact, condition or circumstances exists or has occurred since the date of the E&C Benefit Plan Governing Documents which would materially affect or change the information contained in them.

(ix)

To the knowledge of E&C, no event has occurred and there has been no failure to act on the part of E&C or any Subsidiary a trustee or administrator of any E&C Benefit Plan that could subject either E&C or its Subsidiaries, such trustee or administrator or the E&C Benefit Plan to the imposition of any Tax, penalty or other liability, whether by way of indemnity or otherwise.

(x)

No promises or commitments have been made by E&C or any Subsidiary to amend any E&C Benefit Plan, to provide increased benefits or to establish any new benefit plan, except as required by applicable Laws or as set out in Section 3.1(r) of the Disclosure Letter.

	(xi)	The transactions contemplated in this Agreement will not result in or require any payment or severance, or the acceleration, vesting or increase in benefits under any E&C Benefit Plan.

	(xii)	There are no post-retirement benefits for former or retired employees.

	(xiii)	None of the E&C Benefit Plans requires or permits retroactive increases or assessments in premiums or payments.

(xiv)

None of E&C or any of its Subsidiaries contributes to, or is required to contribute to, any multi-employer pension or benefit plan. None of the E&C Benefit Plans is a multi-employer pension or benefit plan.

	(xv)	Each of the E&C Benefit Plans can be amended or terminated without restrictions, provided such restriction does not contravene applicable Law.

(s)	Intellectual Property.

	(i)	Section 3.1(s) of the Disclosure Letters sets out a correct and complete list, and, where appropriate, a description of:

		(A)	all of the registered Intellectual Property Rights owned or used by E&C and its Subsidiaries;

		(B)	all material licenses or similar agreements or arrangements to which either E&C or any of its Subsidiaries is a party, either as licensee or licensor, with respect to Intellectual Property Rights.

(ii)

Each of E&C and its Subsidiaries is the owner of all right, title and interest in and to, or possesses the right to use, its material Intellectual Property Rights, free and clear of all Liens. Neither E&C nor its Subsidiaries have assigned, licensed or otherwise conveyed any of its respective material Intellectual Property Rights.

(iii)

The Intellectual Property Rights of each of E&C and its Subsidiaries are to the knowledge of E&C in full force and effect and have not been used, not used, enforced or not enforced in a manner that could reasonably be expected to result in the abandonment, cancellation or unenforceability of any of the Intellectual Property Rights. There is no claim existing or, to the knowledge of E&C, threatened alleging adverse ownership, invalidity or other opposition to, or any conflict with, any of the Intellectual Property Rights of E&C of any of its Subsidiaries. Since November 2004, none of E&C or any of its Subsidiaries has received written notice of any alleged infringement or misappropriation from any Person with respect to its Intellectual Property Rights. During such period, to the knowledge of E&C, none of E&C or any of its Subsidiaries has infringed and is not currently infringing on the Intellectual Property Rights of any other Person.

(iv)

Each of E&C and its Subsidiaries has the right and authority to use, and to continue to use after the Effective Date, its Intellectual Property Rights in the manner presently conducted, and such use or continuing use does not, to the knowledge of E&C, infringe upon or violate any rights of any other Person. The Intellectual Property Rights of each of E&C and each Subsidiary are sufficient to conduct the business as presently conducted. All licenses to which E&C or any Subsidiary is a party relating to Intellectual Property Rights are to the knowledge of E&C, in good standing, binding and enforceable in accordance with their respective terms and, to the knowledge of E&C, no default exists on the part of either E&C or any of its Subsidiaries thereunder.

(v)

There are no outstanding or, to the knowledge of E&C, threatened disputes or other disagreements with respect to any licenses or similar Contracts listed in Section 3.1(s)(i) of the Disclosure Letter, or with respect to infringement by another Person of any of the Intellectual Property Rights of E&C and its Subsidiaries. To the knowledge of E&C, no Person is infringing, or is threatening to infringe, upon or otherwise violate any of the Intellectual Property Rights owned by E&C or any of its Subsidiaries.

(vi)

Except as set out in Section 3.1(s)(vi) of the Disclosure Letter, all of the material Intellectual Property Rights of E&C and its Subsidiaries developed or created by employees or pursuant to Contracts with outside consultants or contractors have been assigned to the relevant entity in writing or in another enforceable manner.

(vii)

All applications for registration of E&C’s or its Subsidiaries’ Intellectual Property Rights are in good standing, have been filed in a timely manner within the appropriate offices to preserve the rights thereto and assignments have been recorded in favour of the relevant entity to the extent recordation within a timely manner is required to preserve the rights thereto.

(viii)

Except as set out in Section 3.1(s)(viii) of the Disclosure Letter, no royalty or other fee is required to be paid by E&C or its Subsidiaries to any other Person for the use of any Intellectual Property Rights material to the business of E&C as it is now being conducted and there are no restrictions on the ability of E&C or any of its Subsidiaries or any successor to, or assignee from, such corporation to use and exploit all rights in any Intellectual Property Rights owned by E&C of any of its Subsidiaries.

(ix)

Each of E&C and its Subsidiaries has maintained or caused to be maintained the rights to any of its registered Intellectual Property Rights in full force and effect and, without limiting the generality of the foregoing, has renewed or has made application for renewal of any registered Intellectual Property Rights owned by it and subject to expiration on or prior to the Effective Date.

(t)

Books and Records. The financial books, records and accounts of E&C, and its Subsidiaries (i) have been maintained in all material respects in accordance with good business practices, (ii) accurately and fairly reflect the material transactions and dispositions of the assets of E&C and its Subsidiaries and (iii) in all material respects accurately and fairly reflect the basis for the financial statements of E&C. E&C has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; and (ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with GAAP, or any other criteria applicable to such statements and (b) to maintain accountability for assets. E&C’s and its Subsidiaries’ corporate records and minute books have been maintained in compliance with applicable Laws and are complete and accurate in all material respects, and full access thereto has been provided to Parent and Acquisitionco;

(u)

Insurance. Section 3.1(u) of the Disclosure Letter sets out a list of insurance policies which are maintained by E&C and its Subsidiaries setting out, in respect of each policy, a description of the type of policy, the name of insurer, the coverage allowance, the expiration date, the annual premium and any pending claims. E&C and the Subsidiaries are not in material default with respect to any of the provisions contained in the insurance policies, and have not failed to give any notice or to present any material outstanding claim under any insurance policy in a due and timely fashion.

(v)

Permits. E&C and each of its Subsidiaries owns, holds, possesses or lawfully uses all Permits which are necessary to conduct its current businesses as they are now being conducted in material compliance with all applicable Laws. Section 3.1(v) of the Disclosure Letter contains a true and complete list of all material Permits. No suspension or cancellation of any of the Permits is pending or, to E&C’s knowledge, threatened, which would have a Material Adverse Effect on E&C.

(w)

Restrictions on Business Activities. To the knowledge of E&C, there is no agreement, judgment, injunction, order or decree binding upon E&C or any of its Subsidiaries that has or could have the effect of prohibiting, restricting or impairing any business practices of E&C or such Subsidiary, except as would not have a Material Adverse Effect on E&C.

(x)

Disclosure/Internal Controls. E&C has designed disclosure controls and procedures to ensure that material information relating to E&C, including its Subsidiaries, is made known to the management of E&C by others within those entities. With respect to E&C’s most recent annual report on Form 10-K, E&C’s principal executive officer and its principal financial officer have disclosed, based on their most recent evaluation, to E&C’s auditors: (i) all significant deficiencies and material weaknesses, in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect E&C’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in E&C’s internal controls over financial reporting.

(y)

No Brokers. No broker, investment banker, financial advisor or other similar person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the agreements contemplated by this Agreement based on arrangements made by or on behalf of E&C.

3.2	Representations and Warranties of Parent and Acquisitionco

Parent and Acquisitionco hereby represent and warrant to and in favour of E&C as follows and acknowledge that E&C is relying upon such representations and warranties in connection with the entering into of this Agreement:

(a)

Organization and Qualification. Each of Parent and Acquisitionco is a corporation duly incorporated or an entity duly created, validly existing and in good standing under the laws of its jurisdiction of incorporation, continuance or creation and has the requisite corporate or other power and authority to own its properties as now owned and to carry on its business as it is now being conducted.

(b)

Authority relative to this Agreement. Each of Parent and Acquisitionco have the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and to fulfill its obligations under the Arrangement. The board of directors of each of Parent and Acquisitionco has approved this Agreement, the Arrangement and the transactions contemplated hereby and have authorized the execution and delivery of this Agreement. No other corporate proceedings on the part of each of Parent and Acquisitionco are necessary to authorize the execution and delivery by it of this Agreement or the making or completion of the Plan of Arrangement. This Agreement has been duly and validly executed and delivered by Parent and Acquisitionco and, assuming the due authorization, execution and delivery by E&C, constitutes a legal, valid and binding obligation of each of Parent and Acquisitionco enforceable against each of them in accordance with terms of this Agreement, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(c)	No Violations.

(i)

Neither the execution and delivery of this Agreement by each of Parent and Acquisitionco nor the completion of the Arrangement, nor compliance by each of Parent and Acquisitionco with any of the provisions hereof will violate, conflict with, result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under

		(A)	the respective charter or by-laws or other comparable organizational documents of each of Parent or Acquitisionco; or

(B)

any material Contract or other instrument or obligation to which Parent or Acquisitionco is a party or to which it, or any of its respective properties or assets, may be subject or by which Parent or Acquisitionco is bound.

	(ii)	Other than in connection with or in compliance with the provisions of applicable corporate and Securities Laws,

		(A)	there is no legal impediment to the completion of the Plan of Arrangement by Parent or Acquisitionco; and

(B)

No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required of Parent or Acquisitionco in connection with the execution and delivery of this Agreement or the completion of the Arrangement.

(d)

Commitment letters. Parent has delivered to E&C true and complete copies of the Commitment Letters and all other agreements related thereto for the financing sufficient to enable Parent and Acquisitionco to fulfill their obligations under this Agreement and complete the Arrangement. Subject to the terms thereof, the Commitment Letters are in full force and effect, are not subject to any conditions other than those contained therein, and (other than as has been communicated to you in writing) have not been amended or modified in any respect, all commitment fees required to be paid thereunder have been paid in full or will be duly paid in full when due, and no event has occurred which (with or without notice, lapse of time or both) would constitute a default thereunder on the part of Parent and Acquisitionco or the applicable finance parties, as the case may be. There are no facts and circumstances known to Parent or Acquisitionco that either of them believes or has reason to believe is reasonably likely to prevent Parent and Acquisitionco from receiving financing pursuant to the Commitment Letters. The applicable finance parties have not advised Parent or Acquisitionco of any facts which cause them to believe the financing contemplated by the Commitment Letters will not be consummated substantially in accordance with the terms thereof. Assuming satisfaction of all applicable conditions set forth in the Commitment Letters, at the Effective Date, the proceeds from the Commitment Letters and available cash of Parent and Acquisitionco, will provide sufficient funds to consummate the Plan of Arrangement and the other transactions contemplated hereby.

(e)

Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of Parent or Acquisitionco, threatened against either Parent or Acquisitionco that would materially adversely affect the ability of Parent or Acquisitionco to consummate the Agreement and complete the Arrangement.

3.3	Survival of Representations and Warranties

The representations and warranties of each of E&C, Parent and Acquisitionco contained in this Agreement shall expire and be terminated on the earlier of the Effective Date and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 4
COVENANTS

4.1	Covenants of E&C Regarding the Conduct of Business

E&C covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed) or as is otherwise expressly permitted or specifically contemplated by this Agreement or as is set forth in Section 4.1 of the Disclosure Letter:

(a)

the business of E&C and its Subsidiaries shall be conducted in all material respects in the usual and ordinary course of business consistent with past practice, and E&C shall use all commercially reasonable efforts to maintain and preserve its and its Subsidiaries’ business organization, assets, customers, employees, goodwill and business relationships and, without limiting the generality of the foregoing, neither E&C nor any of its Subsidiaries shall manage accounts receivable other than in the ordinary course of business in a manner comparable to the management of accounts receivable in the 12 months preceding the date hereof;

(b)

E&C shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) amend its articles, charter or by-laws or other comparable organizational documents; (ii) declare, set aside or pay any dividend or other distribution or payment (whether in cash, shares or property) in respect of the E&C Common Shares and E&C Preferred Shares owned by any Person or the securities of any Subsidiary owned by a Person other than E&C or a Subsidiary of E&C; (iii) issue, grant, sell, encumber or pledge or authorize or agree to issue, grant, sell, encumber or pledge any shares of E&C or its Subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares of E&C or its Subsidiaries or any other ownership interest (including any phantom interest or other right linked to any shares of E&C or its Subsidiaries in any manner), other than (A) the issuance of E&C Common Shares and E&C Preferred Shares issuable pursuant to the terms of the E&C Options, E&C Warrants and E&C Preferred Shares that are outstanding as of the date of this Agreement; or (B) transactions between two or more E&C wholly-owned Subsidiaries or between E&C and a E&C wholly-owned Subsidiary; (iv) redeem, purchase or otherwise acquire any of its outstanding securities, other than in transactions between two or more E&C wholly-owned Subsidiaries or between E&C and a E&C wholly-owned Subsidiary; (v) amend the terms of any of its securities or reclassify, combine, split or subdivide any of its securities; (vi) adopt a plan of liquidation or resolution providing for the liquidation or dissolution of E&C or any of its Subsidiaries, or undertake any merger, consolidation or a reorganization of E&C or any of its Subsidiaries except as such plans have been explicitly set forth in this Agreement; (vii) make any material Tax election or settle or compromise any material Tax liability; or (viii) enter into, modify or terminate any Contract with respect to any of the foregoing;

(c)

E&C shall promptly notify Parent in writing of any circumstance or development that has had or would have a Material Adverse Effect on E&C or any change in any material fact set forth in the Disclosure Letter;

(d)

E&C shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (i) except in the ordinary course of business consistent with past practice, sell, pledge, lease, dispose of or encumber any assets of E&C or of any Subsidiary; (ii) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof, or make any investment either by the purchase of securities or contributions of capital (other than to wholly-owned Subsidiaries), (iii) acquire any material property or assets except for purchases in the ordinary course of business; (iv) incur any indebtedness for borrowed money or for any other liability or obligation of a financial nature or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, or make any loans or advances except for intercompany loans to Subsidiaries and borrowings under existing credit facilities, in each case in the ordinary course and consistent with past practices; (v) pay, discharge or satisfy any claims, liabilities or obligations other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the E&C Financial Statements or made in the ordinary course of business consistent with past practice; (vi) waive, release, grant or transfer any rights of material value; (vii) make or commit to make capital expenditures that are, in the aggregate, in excess of $100,000; (viii) take any action or make any change with respect to accounting policies or procedures, other than actions or changes required by GAAP or by applicable Law or as set forth in the E&C Financial Statements; (ix) take any action that would cause any of the representations or warranties set forth in Section 3.1 to be untrue as of the date of this Agreement or as of the Effective Time; or (x) authorize or propose any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(e)

E&C shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into, terminate or modify any Material Contract (including Material Contracts listed or referred to in the Disclosure Letter) outside the ordinary course of business consistent with past practice, provided that the restrictions in this Section 4.1(e) shall not apply to entering into, modifying or terminating Material Contracts: (i) that do not involve the receipt or payment by E&C or any of its Subsidiaries of more than $50,000, in the aggregate, over the remaining life of the contract; or (ii) that have a term of less than 12 months and are terminable by E&C or its Subsidiaries on notice of six months or less (both prior to and following any such modification);

(f)

Except in the ordinary course of business, or as required under any Benefit Plan or currently existing agreement, neither E&C nor any of its Subsidiaries shall orally or in writing (i) grant to any officer, director or employee of E&C or any of its Subsidiaries an increase in compensation in any form; (ii) grant any general salary increase; (iii) commit to or make any loan to any officer, director or employee of E&C or any of its Subsidiaries; (iv) take any action with respect to the grant of any bonus or similar payment or benefit to, or the grant of any severance, retention, retirement, change of control or termination pay to or, except in connection with new hires of employees who are not officers or directors of E&C or any of its Subsidiaries in the ordinary course of business, the entering into of any employment agreement with any officer, director or employee of E&C or any of its Subsidiaries; (v) increase any benefits payable under its current severance, change of control or termination pay policies; or (vi) adopt or amend in any material respect or make any voluntary contribution to any E&C Benefit Plan;

(g)

E&C shall not, and shall not permit any of its Subsidiaries to, hire any employee except for (i) the replacement of any current employee whose employment with E&C or any Subsidiary is terminated or who resigns for any reason (with such replacement employee receiving substantially similar or lesser compensation and benefits as such terminated or resigned employee); (ii) whose annual compensation is (or would reasonably be expected to be) not more than $50,000; or (iii) with approval in writing by Parent, such approval not to be unreasonably withheld or delayed;

(h)

E&C shall, whether through its Board of Directors or otherwise, facilitate as necessary the acceleration of the vesting of any unvested E&C Options under the E&C Option Plan and the termination of any E&C Options in accordance with the Arrangement, but shall not otherwise amend, vary or modify the E&C Stock Option Plan or any E&C Options;

(i)

E&C shall not, and shall not permit any of its Subsidiaries to, settle or compromise (i) any action, claim or proceeding brought against it and/or any of its Subsidiaries, except with respect to such settlements and compromises that do not, in the aggregate, oblige E&C and its Subsidiaries to make cash payments exceeding $50,000; or (ii) any action, claim or proceeding brought by any present, former or purported holder of its securities or any other person in connection with the transactions contemplated by this Agreement or the Arrangement;

(j)

E&C shall use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by E&C or any of its Subsidiaries, including directors’ and officers’ insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re- insurance companies of nationally recognized standing having comparable deductions and providing coverage similar to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that none of E&C or any of its Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding twelve (12) months from the date hereof;

(k)	E&C shall not approve, adopt or implement a shareholder rights plan or similar poison pill arrangement; and

(l)	E&C shall provide to Parent, upon request, an estimate of the then current level of working capital for E&C or any of its Subsidiaries.

4.2	Covenants of E&C Regarding the Performance of Obligations

Subject to the terms of this Agreement, E&C shall and shall cause its Subsidiaries to perform all obligations required or desirable to be performed by E&C or any of its Subsidiaries under this Agreement, and co-operate with Parent in connection therewith, in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, E&C shall and, where appropriate, shall cause its Subsidiaries to:

(a)

carry out the terms of the Interim Order and the Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Law may impose on E&C or its Subsidiaries with respect to the Arrangement;

(b)

subject to the approval of the Arrangement Resolution at the Meetings and the other required approvals of E&C Securityholders in accordance with the provisions of the Interim Order: (i) it will as soon as practicable thereafter, file, proceed with and diligently pursue an application for the Final Order in cooperation with Parent and Acquisitionco and, in applying for the Final Order, it will seek to cause the terms thereof to be consistent with the provisions of this Agreement and will oppose any proposal from any party that the Final Order contain any provision inconsistent with this Agreement; and (ii) if at any time after the issuance of the Final Order and prior to the Effective Date, E&C is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, Parent and Acquisitionco;

(c)

furnish promptly to Parent and Acquisitionco a copy of each notice, report, schedule or other document or written communication delivered or filed by E&C in connection with the Arrangement or the Interim Order or the Meetings with any Governmental Entity in connection with, or in any way affecting, the transactions contemplated herein;

(d)

use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings against E&C challenging or affecting this Agreement or the making or completion of the Arrangement;

(e)

use commercially reasonable efforts to assist in effecting the resignations of the E&C directors and cause them to be replaced as of the Effective Date by three (3) members to be nominated by Parent and two (2) members to be nominated by the Management Shareholders;

(f)	use commercially reasonable efforts to: (i) assist Parent in obtaining all Permits;

	(ii)	obtain all necessary or desirable consents, waivers or approvals under Material

Contracts; provided that E&C and its Subsidiaries shall not, without the prior written consent of Parent (not to be unreasonably withheld or delayed), pay or commit to pay any money or issue or commit to issue any guarantee of any obligations in connection with E&C obtaining such consents, waivers or approvals; and (iii) give all necessary or desirable notices under Material Contracts;

(g)

provide, on a timely basis, all reasonable cooperation in connection with the arrangement of any financing, including pursuant to the Commitment Letters, as may be reasonably requested by Parent, including (i) participation in meetings and due diligence sessions upon reasonable notice; (ii) furnishing Parent and its financing sources with historical financial and other pertinent information regarding E&C and its Subsidiaries as may be reasonably requested by Parent, including historical financial statements and financial data; (iii) providing Parent with historical financial data to be used by Parent in connection with its financing of the Arrangement; (iv) providing and executing documents as may be reasonably requested by Parent following the receipt of the Final Order; (v) reasonably facilitating the provision and registration of security and pledge of collateral (including, without limitation, removing liens or encumbrances and providing affidavits, indemnity or other assurance reasonably requested) following the receipt of the Final Order; and (vi) enabling Parent to satisfy the conditions set out in the Commitment Letters by taking such actions to facilitate the payout of existing debt following the receipt of the Final Order; provided that (A) none of E&C or any Subsidiary shall be required to pay any commitment or other similar fee or incur any other liability in connection with any such financing prior to the Effective Time, and (B) nothing in this Section 4.2(g) shall be deemed to govern the matters covered by Section 4.2(h);

(h)

provide, on a timely basis, all reasonable cooperation in connection with any dealings by Parent with any Tax authority or Governmental Entity with oversight of any Tax matters concerning any element of the Arrangement (including, without limitation, any element that may be effected after the Effective Time by Parent) as may be requested by Parent, including (i) participation in meetings; and (ii) furnishing Parent (or the relevant Governmental Entity) with historical financial and other pertinent information regarding E&C and its Subsidiaries as may be reasonably requested by Parent; provided that Parent covenants and agrees that no advance income tax ruling request or other submissions of any kind shall be made to the Canada Revenue Agency or any other Tax authority or Governmental Entity with respect to Tax matters that identify or relate to E&C or any of its Subsidiaries in any way without E&C’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned;

(i)	provide or cause to be provided to Parent from time to time all proxy return information and dissent notices with respect to the Meetings on a timely basis;

(j)

provide lists of E&C Common Shareholders prepared by its transfer agent and a list of holders of E&C Preferred Shares, E&C Options and E&C Warrants (with full particulars as to the purchase, exercise or conversion price, vesting and expiry date) as well as a security position listing available from each depositary, including The Depository Trust Company, and deliver any such lists to Parent promptly following the date hereof and promptly deliver to Parent upon demand thereafter supplemental lists setting out changes thereto; and

(k)

subject to applicable Laws, assist Parent in developing the detailed operating, staffing, financial and other business models for E&C’s consolidated business in order to facilitate prompt implementation of such models following the Effective Time.

4.3	Covenants of Parent Regarding the Performance of Obligations

Parent shall, and shall cause its Subsidiaries including Acquisitionco to, perform all obligations required or desirable to be performed by Parent or any of its Subsidiaries under this Agreement, co-operate with E&C in connection therewith, in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing, Parent shall and where appropriate shall cause its Subsidiaries to:

(a)

carry out the terms of the Interim Order and the Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Law may impose on Parent or its Subsidiaries with respect to the Arrangement;

(b)

use commercially reasonable efforts to assist E&C in obtaining all consents, waivers or approvals that E&C is to use commercially reasonable efforts to obtain pursuant to Section 4.2(f), provided that Parent shall not be obligated to pay any fees or guarantee any obligations in connection with E&C obtaining such consents, waivers or approvals;

(c)

furnish promptly to E&C a copy of each notice, report, schedule or other document or written communication delivered or filed by Parent in connection with the Arrangement or the Interim Order or the Meetings with any Governmental Entity in connection with, or in any way affecting, the transactions contemplated herein excluding any part thereof constituting confidential and/or privileged information;

(d)	defend all lawsuits or other legal, regulatory or other proceedings against Parent challenging or affecting this Agreement or the making or completion of the Arrangement;

(e)

use commercially reasonable efforts to fulfill its obligations under the Commitment Letters and to ensure that sufficient funds are in place, pursuant to the Commitment Letters, and other funds on hand, in order to complete the Plan of Arrangement and effect the consummation of the transactions contemplated herein;

(f)	not amend the Commitment Letters without the consent of E&C, which consent shall not be unreasonably withheld or delayed;

(g)

immediately following the Effective Time cause the board of directors of Acquisitionco to be comprised of one (1) member to be nominated by the Management Shareholders and at least two (2) members to be nominated by Parent; and

(h)	not amend the Support Agreements without the consent of E&C, which consent shall not be unreasonably withheld or delayed.

4.4	Mutual Covenants

Each of the Parties covenants and agrees that, except as contemplated in this Agreement, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

(a)

subject to the limitations set forth in Sections 4.2 and 4.3, it shall, and shall cause its Subsidiaries to, use all commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 5 to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all applicable Laws to complete the Plan of Arrangement, including using its commercially reasonable efforts to, subject to the limitations set forth in Sections 4.2 and 4.3; (i) effect all necessary registrations, filings and submissions of information requested by Governmental Entities required to be effected by it in connection with the Plan of Arrangement; (ii) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Plan of Arrangement; and (iii) co-operate with the other Party in connection with the performance by it and its Subsidiaries of their obligations hereunder;

(b)

it shall not take any action or refrain from taking any commercially reasonable action which is inconsistent with this Agreement, including, without limitation, purporting to terminate this Agreement other than in accordance with Section 7.2, or which could reasonably be expected to impede the consummation of the transactions contemplated by this Agreement.

4.5	Covenants regarding Non-Solicitation

(a)

Other than in respect of the Arrangement, E&C shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, through any officer, director, employee, advisor, representative or agent, or otherwise (i) solicit, initiate, facilitate, engage in or respond to or encourage (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) any inquiries, proposals or transactions involving E&C and/or its Subsidiaries regarding any merger, amalgamation, arrangement, restructuring, take-over bid, tender offer, exchange offer, sale or purchase of substantial assets, sale or purchase of a material number of treasury shares, any material equity interest or rights or any other material interests therein or thereto, any business combination, liquidation, reorganization or recapitalization or any similar transaction or series of related or similar transactions which would have the effect of any of the foregoing (any of the foregoing inquiries, proposals or transactions being referred to herein as an “Acquisition Proposal”); (ii) encourage or participate in any discussions or negotiations regarding any Acquisition Proposal or potential Acquisition Proposal; (iii) accept or approve or recommend, or agree to accept, approve or recommend, any Acquisition Proposal or potential Acquisition Proposal; or (iv) cause E&C or any Subsidiary to enter into any agreement, arrangement or understanding related to any Acquisition Proposal or potential Acquisition Proposal; provided that nothing contained in this Agreement shall prevent the Board of Directors from taking any of the actions described in clauses (i) through (iv) above in respect of a bona fide, written Acquisition Proposal received after the date hereof that:

	(i)	did not result from a breach of any agreement between the person making such Acquisition Proposal and E&C or any of its Subsidiaries, or this Section 4.5;

	(ii)	involves substantially all of the outstanding equity of E&C or substantially all of the consolidated assets of E&C; and

(iii)

in respect of which the Board of Directors determines in its good faith judgment, after consultation with its financial advisors and its outside counsel (which outside counsel shall have advised the Board of Directors that failing to take any such action would be inconsistent with the performance of its duties under applicable Law), that there is a reasonable likelihood that any required financing will be obtained and that the Acquisition Proposal would, if consummated in accordance with its terms, result in a transaction that: (A) is reasonably capable of completion in accordance with its terms without undue delay, taking into account all legal, financial, regulatory, financing and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal and (B) is more favourable to E&C Securityholders than the Arrangement taking into account any approval requirements and all other financial, legal, regulatory and other aspects of such proposal.

(any such Acquisition Proposal being referred to herein as a “Superior Proposal”).

(b)

From and after the date hereof, E&C shall immediately cease and cause to be terminated in writing any existing discussions or negotiations with any Person (other than Parent or Acquisitionco) with respect to any potential Acquisition Proposal and shall, subject to this Section 4.5, immediately cease to provide any other Person with access to information concerning E&C and its Subsidiaries and exercise all rights it has to require the return of all confidential information from each such Person. E&C agrees not to release or permit the release of any Person from, or waive, any confidentiality, non-solicitation or standstill agreement to which such Person is a party, except as permitted under Section 4.5(a).

(c)

E&C shall promptly notify Parent and Acquisitionco orally and in writing within 24 hours of any Acquisition Proposal or any amendment to an Acquisition Proposal being received directly or indirectly by E&C, or any request for non- public information relating to E&C or any of its Subsidiaries, as the case may be, in connection with such an Acquisition Proposal or for access to the properties, books and/or records of E&C or any Subsidiary, by any Person that informs E&C or such Subsidiary that it is considering making, or has made, an Acquisition Proposal. Such written notice shall include a copy of any such written Acquisition Proposal and all amendments thereto or, in the absence of a written Acquisition Proposal, a description of the material terms and conditions thereof, in either case including the identity of the Person making the Acquisition Proposal, inquiry or contact.

(d)

If E&C receives a request for material non-public information from a Person who proposes in writing an unsolicited bona fide Acquisition Proposal and the Board of Directors determines that such proposal would be, if consummated in accordance with its terms, a Superior Proposal, then, and only in such case, the Board of Directors may, subject to the execution by such Person of a confidentiality agreement (or in reliance upon a confidentiality agreement that was entered into prior to the date of this Agreement), provide such Person with access in accordance with Section 4.5(a) to information regarding E&C, however, that the Person making the Acquisition Proposal shall not be precluded thereunder from making the Acquisition Proposal, and provided further that E&C sends a copy of any such confidentiality agreement (other than a confidentiality agreement entered into prior to the date of this Agreement) to Parent promptly upon its execution and Parent is immediately provide with a list and copies of all information provided to such Person not previously provided to Parent and is immediately provided with access to information similar to that which was provided to such Person.

(e)

E&C shall ensure that its officers, directors and employees and those of its Subsidiaries and any financial, legal and other advisors, agents and representatives retained by E&C are aware of the provisions of this Section 4.5, and E&C shall be responsible for any breach of this Section 4.5 by any such Person.

(f)

Nothing contained in this Section 4.5 shall prohibit the Board of Directors from making any disclosure to all of the E&C Securityholders prior to the Effective Date if, in the good faith judgment of the Board of Directors, after consultation with outside counsel, such disclosure is necessary for the Board of Directors to act in a manner consistent with its fiduciary duties or is otherwise required under applicable Law.

(g)

If the Board of Directors receives what it determines in good faith constitutes a Superior Proposal, or upon receipt of any amendment or modification to any Superior Proposal, in each case, E&C shall provide to Parent a written copy of all documentation relating to such Superior Proposal or such amendment or modification thereto promptly and in no event later than 48 hours after such receipt.

4.6	Right to Match

(a)

Subject to Section 4.6(b), E&C covenants that it will not accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of a Superior Proposal (other than a confidentiality agreement permitted by Section 4.5(d)) unless:

(i)

E&C has complied with its obligations under Section 4.5 and the other provisions of this Article 4 and has provided Parent with a copy of all material documentation relating to the Superior Proposal; and

(ii)

a period (the “Response Period”) of five Business Days shall have elapsed from the date on which Parent received both a copy of the Superior Proposal together with written notice from E&C that the Board of Directors determined, subject only to compliance with this Section 4.6, to accept, approve recommend or enter into a binding agreement to proceed with the Superior Proposal.

(b)

During the Response Period, Parent will have the right, but not the obligation, to offer to amend the terms of the Arrangement. The Board of Directors will review any such proposal by Parent to amend the terms of the Arrangement, including an increase in, or modification of, the consideration to be received by the Securityholders to determine whether the Acquisition Proposal to which Parent is responding would be a Superior Proposal when assessed against the Arrangement as it is proposed by Parent to be amended. If the Board of Directors does not so determine, the Board of Directors will promptly reaffirm its recommendation of the Arrangement as amended. If the Board of Directors does so determine, E&C may approve, recommend, accept or enter into an agreement, understanding or arrangement to proceed with the Superior Proposal. Notwithstanding the foregoing, E&C’s obligations pursuant to this Agreement, including with respect to the calling and holding of the Meeting and, if the requisite approvals of E&C Securityholders are obtained pursuant to Section 2.3 hereof, the application for the Final Order, shall continue.

(c)

Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Securityholders shall constitute a new Acquisition Proposal for the purposes of this Section 4.6 and Parent shall be afforded a new Response Period in respect of each such Acquisition Proposal.

4.7	Access to Information; Confidentiality

(a)

Until the earlier of the Effective Time or the termination of this Agreement in accordance with Section 7.2, and forthwith upon request by Parent, E&C shall, and shall cause its Subsidiaries and their respective officers, directors, employees, independent auditors, accounting advisors, agents and representatives to afford to Parent and to the officers, directors, employees, agents and representatives of Parent such access as Parent may reasonably require, including for the purpose of facilitating business integration planning, to their officers, employees, agents, properties, books, records and Contracts.

(b)

Parent and E&C acknowledge that information received pursuant to this Section 4.7 may be personal information under applicable privacy and other Laws, or non-public or proprietary in nature and therefore all such information shall be deemed to be and shall be treated as confidential information. Parent and E&C further acknowledge their obligation to maintain the confidentiality of such confidential information. If any material is withheld by E&C or any of its Subsidiaries because of the confidential nature of such material, or otherwise, E&C or such Subsidiary shall inform Parent as to the general nature of what is being withheld and such information shall be disclosed to external advisors of Parent.

ARTICLE 5
CONDITIONS

5.1	Mutual Conditions Precedent

The respective obligations of the Parties to complete the transactions contemplated hereby are subject to the fulfillment or, if permissible, waiver of the following mutual conditions on or before the Effective Time or such other time as is specified below:

(a)

the Interim Order shall have been granted in form and substance satisfactory to E&C and Parent, each acting reasonably, and shall not have been set aside or modified in a manner which is not acceptable to such Parties, acting reasonably, on appeal or otherwise;

(b)	any conditions in addition to those set out in this Section 5.1 which may be imposed by the Interim Order shall have been satisfied;

(c)

the E&C Common Shareholders and E&C Creditors shall have approved at the Meetings and all other E&C Securityholders shall have approved or consented to, in accordance with applicable Laws and the Interim Order, the Arrangement and the Arrangement Resolution;

(d)

the Final Order shall have been granted in form and substance satisfactory to E&C and Parent, each acting reasonably, and shall not have been set aside or modified in a manner which is not acceptable to such Parties, acting reasonably, on appeal or otherwise

(e)

there shall be no proceeding of a judicial or administrative nature or otherwise, brought by or before a Governmental Entity, or any applicable Laws proposed, enacted, promulgated or applied, that directly or indirectly relates to the transactions contemplated hereby which could reasonably be expected to result in a Material Adverse Effect on the Party to which it applies or which could impede or interfere with the completion of the Arrangement;

(f)

an escrow agreement shall have been entered into between the Escrow Agent (as defined in each Support Agreement), Parent, Acquisitionco, the Management Shareholders, GEIPPP and Crown providing for an escrow in the aggregate amount of U.S.$1,840,000 as exclusive support for indemnification claims for breaches of representations, warranties and covenants contained in the Support Agreements, which provides for a release date of nine (9) months from the Effective Date, in substantially the form attached to the Support Agreements;

(g)	Acquisitionco shall have entered into employment and non-compete agreements with each Management Shareholder on terms satisfactory to each respective Party, acting reasonably;

(h)	the Effective Date shall have occurred on or before March 31, 2007 or such later date as the Parties, in their sole discretion, may agree to in writing; and

(i)	this Agreement shall not have been terminated pursuant to Section 7.2.

The foregoing conditions are for the mutual benefit of each of the Parties and may be waived, in whole or in part, by any Party at any time, provided that no Party may waive any mutual condition on behalf of any other Party.

5.2	Additional Conditions in Favour of Parent and Acquisitionco

The obligations of Parent and Acquisitionco to complete the Arrangement or the transactions contemplated hereby are subject to the fulfilment of the following conditions on or before the Effective Date:

(a)

All covenants of E&C under this Agreement to be performed on or before the Effective Time shall have been duly performed in all material respects by E&C and Parent shall have received a certificate of E&C addressed to Parent and dated the Effective Date, signed on behalf of E&C by two senior executive officers of E&C (on E&C’s behalf and without personal liability), confirming the same as of the Effective Date;

(b)

All representations and warranties of E&C under this Agreement shall have been true and correct in all material respects on the date of this Agreement and as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak solely as of an earlier date), and Parent shall have received a certificate of E&C addressed to Parent and dated the Effective Date, signed on behalf of E&C by two senior executive officers of E&C (on E&C’s behalf and without personal liability), confirming the same as of the Effective Date;

(c)

Dissent Rights shall not have been exercised and remain outstanding with respect to more than 10% of the outstanding E&C Common Shares or any of the Preferred Shares in connection with the Arrangement;

(d)	all material consents and Permits shall have been obtained;

(e)	there shall not have occurred after the date hereof any Material Adverse Effect in respect of E&C;

(f)

Acquisitionco and the Management Shareholders shall have entered into an investment agreement or similar agreement, on terms satisfactory to each of such parties acting reasonably, pursuant to which the Management Shareholders shall have invested not less than U.S.$300,000 in the common stock of Acquisitionco;

(g)

E&C shall have received a waiver in form and substance acceptable to Parent and Acquisitionco, acting reasonably, from each of the individuals listed under the heading “Change of Control Agreements” in Section 3.1(c) of the Disclosure Schedule, pursuant to which such individuals shall agree to waive their respective rights arising from the change of control provisions of their respective Change of Control Agreements, each dated December 17, 2004, as a result of the Arrangement; provided, for greater certainty, such waiver shall be valid only, and will be limited to only the Arrangement;

(h)	Acquisitionco shall have been provided with “payoff letters” from GEIPPP and Crown in form and substance satisfactory to it; and

(i)

the satisfaction, in accordance with the terms of the Commitment Letters of the conditions precedent set forth in such letters other than those conditions precedent which are solely within the control of Parent or Acquisitionco;

The foregoing conditions precedent are for the exclusive benefit of Parent and Acquisitionco and may be waived, in whole or in part, by Parent and Acquisitionco in writing at any time. If any of the conditions have not been satisfied or waived by Parent or Acquisitionco on or before the date required for their performance and provided such non-compliance did not arise from acts or omissions of Parent or Acquisitionco, then Parent or Acquisitionco may rescind and terminate this Agreement by written notice to E&C in accordance with Section 7.2.

5.3	Additional Conditions in Favour of E&C

The obligations of E&C to complete the Arrangement or the transactions contemplated hereby are subject to the fulfilment of the following conditions on or before the Effective Date:

(a)

All covenants of Parent under this Agreement to be performed on or before the Effective Time shall have been duly performed in all material respects by Parent and Parent shall have received a certificate of Parent addressed to E&C and dated the Effective Date, signed on behalf of Parent by two senior executive officers of Parent (on Parent’s behalf and without personal liability), confirming the same as of the Effective Date; and

(b)

All representations and warranties of Parent under this Agreement shall have been true and correct in all material respects on the date of this Agreement and as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak solely as of an earlier date), and Parent shall have received a certificate of Parent addressed to E&C and dated the Effective Date, signed on behalf of Parent by two senior executive officers of Parent (on Parent’s behalf and without personal liability), confirming the same as of the Effective Date.

The foregoing conditions precedent are for the exclusive benefit of E&C and may be waived, in whole or in part, by E&C in writing at any time. If any of the conditions have not been satisfied or waived by E&C on or before the date required for their performance and provided such non-compliance did not arise from acts or omissions of E&C, then E&C may rescind and terminate this Agreement by written notice to Parent and Acquisitionco in accordance with Section 7.2.

ARTICLE 6
INSURANCE AND INDEMNIFICATION

6.1	Insurance and Indemnification

(a)	Parent will, or will cause Acquisitionco to, at Parent’s option, either:

(i)

maintain in effect without any reduction in scope or coverage for not less than six (6) years from the Effective Date customary policies of directors’ and officers’ liability insurance providing protection no less favourable to the protection provided by the policies maintained by E&C in favour of the directors and officers of E&C and each of its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred prior to the Effective Time; or

(ii)

purchase as an extension of E&C’s current insurance policies, prepaid non cancellable run-off directors’ and officers’ liability insurance providing coverage comparable to that contained in E&C’s existing policy for six (6) years from the Effective Time with respect to claims arising from or related to facts or events that occurred at or prior to the Effective Time.

(b)

Parent agrees that all rights to indemnification or exculpation existing in favour of the directors or officers of E&C or any of its Subsidiaries as at the date of the May 12, 2005 annual meeting of shareholders as provided in E&C’s articles shall survive the transactions contemplated hereby and shall continue in full force and effect for a period of not less than six years from the Effective Time. For a period of six (6) years from the Effective Date, Parent will, or will cause Acquisitionco or E&C to, perform the obligations of E&C under such rights.

(c)

In the event E&C or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any person, then, and in such case, proper provision shall be made so that such successors and assigns of E&C or, at Parent’s option, Parent, shall assume the obligations set forth in this Section 6.1.

(d)

This Article 6 shall survive the consummation of the Arrangement, is intended to benefit E&C and each of its directors and officers and their respective heirs and personal representatives and shall be enforceable by such directors and officers and their respective heirs and personal representatives.

ARTICLE 7
TERM, TERMINATION AND WAIVER

7.1	Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

7.2	Termination

(a)	This Agreement may, at any time prior to the Effective Time:

(i)

be terminated by Parent if there shall have occurred after the date hereof (or prior to such date to the extent that the relevant change, event, occurrence or development shall have been disclosed generally or to Parent only after the date of this Agreement) up to and including the Effective Date, a Material Adverse Effect in respect of E&C;

	(ii)	be terminated either by Parent or by E&C, if any Law makes the completion of the transactions contemplated by this Agreement illegal or otherwise prohibited;

(iii)

subject to Section 7.2(c), be terminated by Parent, if there has been a material breach of or failure to perform any representation, warranty, covenant or agreement on the part of E&C set forth in this Agreement or any such representation and warranty shall have become untrue after the date of this Agreement, such that Sections 5.2(a) or 5.2(b) would not be satisfied;

(iv)

subject to Section 7.2(c), be terminated by E&C, if there has been a material breach of or failure to perform any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement or any such representation and warranty shall have become untrue after the date of this Agreement, such that Sections 5.3(a) or 5.3(b) would not be satisfied;

(v)	subject to Section 4.5, be terminated by Parent, if the Board of Directors shall have:

	(A)	withdrawn, withheld, qualified or modified in a manner adverse to Parent its recommendation of the Arrangement;

(B)

after being requested by Parent in writing, failed to reaffirm its recommendation of the Arrangement as promptly as practicable (but in any event within two (2) business days) after receipt of any written request to do so from Parent; or

	(C)	approved or recommended an Acquisition Proposal or entered into a binding written agreement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by Section 4.5(d));

(vi)	be terminated by the mutual written consent of Parent and E&C;

(vii)

be terminated either by Parent or by E&C, if the Effective Time shall not have occurred on or before March 31, 2007; provided, that the right to terminate this Agreement pursuant to this Section 7.2(a)(vii) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Effective Time to occur on or before such date; or

(viii)	be terminated by either Parent or by E&C, if the Arrangement Resolution shall have failed to receive the requisite approval as required by the Interim Order.

(b)

If this Agreement is terminated in accordance with the foregoing provisions of this Section 7.2, this Agreement shall forthwith become void and of no further force or effect and no Party shall have any further obligations hereunder except as expressly contemplated by this Agreement, and provided that neither the termination of this Agreement nor anything contained in this Section 7.2(b) shall relieve any Party from liability for breach of its obligations under this Agreement or for an intentional or wilful breach of its representations and warranties prior to termination.

(c)

None of Parent, Acquisitionco or E&C may elect to not consummate the transactions contemplated hereby pursuant to the conditions under Sections 5.2(a), 5.2(b), 5.3(a) or 5.3(b) (the “Specified Conditions”) or to exercise the termination rights under Sections 7.2(a)(iii) or 7.2(a)(iv) (the “Specified Termination Rights”) unless Parent or E&C, as the case may be, has delivered a written notice to the other specifying in reasonable detail all breaches of covenants, agreements or representations and warranties which Parent or E&C, as the case may be, is asserting as the basis for non-fulfilment of the applicable Specified Condition or the exercise of the applicable Specified Termination Right, as the case may be. If any such notice is delivered, provided that Parent or E&C, as the case may be, is proceeding diligently to cure such matter and such matter is capable of being cured, the other may not terminate this Agreement until the earlier of the Effective Date and the expiration of a period of 30 days from such notice (and then only if such breach remains uncured). If such notice has been delivered prior to the date of the Meetings, such Meetings shall be postponed until the expiry of such period. For greater certainty, in the event that such matter is cured within the time period referred to herein, this Agreement may not be terminated as a result of the cured breach. Also for greater certainty, this Section 7.2(c) does not apply to a Party electing to not consummate the transactions contemplated hereby pursuant to any condition precedent contained herein other than the Specified Conditions or exercising any termination rights herein other than the Specified Termination Rights.

7.3	Amendment

This Agreement may be amended by the Parties by action taken by or on behalf of their respective boards of directors (following, in the case of E&C, review and consideration of the recommendations of the Special Committee of the Board of Directors) at any time prior to the Effective Time; provided, however, that, after receipt of approval of E&C Securityholders there shall be made no amendment that by Law requires further approval by E&C Securityholders at the Meetings without the further approval of such holders. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

7.4	Waiver

Any Party may:

(a)	extend the time for the performance of any of the obligations or acts of the other Party;

(b)	waive compliance with any of the other Party’s agreements or the fulfilment of any conditions to its own obligations contained herein; or

(c)	waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party;

provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived.

ARTICLE 8
GENERAL PROVISIONS

8.1	Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement shall be in writing and may be given by delivering or sending same by facsimile transmission to the Party to which the notice, consent, waiver, direction or communication is to be given at such Party’s address for service herein. Any notice, consent, waiver, direction or other communication aforesaid shall, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a business day, if not, the next succeeding business day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. local time or on a date that does not fall on a business day at the point of delivery in which case it shall be deemed to have been given and received on the next Business Day.

The addresses for service of each of Parent, Acquisitionco and E&C shall be as follows:

(a)	if to Parent:

Repechage Investments Limited
Suite 503, 5657 Spring Garden Road
Halifax, NS

	Attention:	David L. Dobbin, President
	Facsimile:	902-444-3063

with a copy to (which shall not constitute notice):

Ogilvy Renault LLP
Suite 3800, P.O. Box 84
Royal Bank Plaza, South Tower
Toronto, ON M5J 2Z4

	Attention:	W. Paul Fitzgerald
	Facsimile:	416-216-3930

(b)	if to Acquisitionco:

Repechage Restaurant Group Ltd.
Suite 503, 5657 Spring Garden Road
Halifax, NS

	Attention:	David L. Dobbin, President
	Facsimile:	902-444-3063

with a copy to (which shall not constitute notice):

Ogilvy Renault LLP
Suite 3800, P.O. Box 84
Royal Bank Plaza, South Tower
Toronto, ON M5J 2Z4

	Attention:	W. Paul Fitzgerald
	Facsimile:	416-216-3930

(c)	if to E&C:

Elephant & Castle Group Inc.
Suite 1200, 1190 Hornby Street
Vancouver, BC V6Z 2V5

	Attention:	Rick Bryant, President & Chief Executive Officer
	Facsimile:	604-684-8595

with a copy to (which shall not constitute notice):

Fasken, Martineau, DuMoulin LLP
Suite 2100, 1075 Georgia Street West
Vancouver, BC V6E 3G2

	Attention:	Georald S. Ingborg
	Facsimile:	604-632-3225

8.2	Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the Parties hereby attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

8.3	Injunctive Relief

The Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached for which money damages would not be an adequate remedy at law. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches of this Agreement, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

8.4	Binding Effect and Assignment

This Agreement shall be binding on and shall enure to the benefit of the Parties and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either of the Parties without the prior written consent of the other Party. Notwithstanding this

Section 8.4, Parent may, without the prior written consent of E&C, assign all or any part of its rights under this Agreement:

(a)

to, and its obligations under this Agreement may be assumed by, a wholly-owned Subsidiary of Parent, provided that if such assignment and/or assumption takes place, Parent shall continue to be liable jointly and severally with such Subsidiary for all of its obligations hereunder; or

(b)	for collateral security purposes, to any lender providing financing to Parent or any of its Affiliates.

8.5	Time of the Essence

Time shall be of the essence of this Agreement.

8.6	Third Party Rights

This Agreement shall not confer to any rights or remedies upon any person other than the Parties hereto except that the provisions of Article 6 are intended for the benefit of the individuals specified therein.

8.7	Fees and Expenses

Each Party will pay its own expenses incurred in connection with this Agreement or the transactions contemplated herein.

8.8	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

8.9	Counterparts

This Agreement may be executed in any number of counterparts, manually or by facsimile, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

8.10	No Personal Liability

No director or officer each of Parent or Acquisitionco or any of their Subsidiaries shall have any personal liability whatsoever to E&C under this Agreement, or any other document delivered in connection with the Arrangement on behalf of Parent or Acquisitionco. No director or officer of E&C or any of its Subsidiaries shall have any personal liability whatsoever to Parent and Acquisitionco under this Agreement, or any other document delivered in connection with the Arrangement on behalf of E&C, which, for greater certainty, does not include any Support Agreement executed by any such director or officer.

IN WITNESS HEREOF, each of Parent, Acquisitionco and E&C has caused this Agreement to be executed on the date first above written.

REPECHAGE INVESTMENTS LIMITED

Per:	/s/ David Bobbin
Name: David Bobbin
Title: President

REPECHAGE RESTAURANT GROUP LTD.

Per:	/s/ David Bobbin
Name: David Bobbin
Title: President

ELEPHANT & CASTLE GROUP INC.

Per:	/s/ R. Bryant
Name: Richard Bryant
Title: President and CEO

Schedule A

No. ________________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS SECURITYHOLDERS, REPECHAGE
INVESTMENTS LIMITED AND REPECHAGE RESTAURANT GROUP LTD.

ORDER

BEFORE	)	THE	DAY
)
	)	OF MARCH, 2007

     THE APPLICATION of the Petitioner Elephant & Castle Group Inc. (“the Petitioner” or “E&C”) coming on for hearing at Vancouver, British Columbia, on the 14th day of March, 2007 AND ON HEARING Andrew I. Nathanson, counsel for the Petitioner, and no one else appearing though duly served; AND UPON READING the material filed; AND UPON all of the terms of the Interim Order in this proceeding pronounced January 30, 2007, having been complied with and the requisite approval of the securityholders of the Petitioner having been obtained in accordance with the Interim Order:

THIS COURT ORDERS THAT:

1. The arrangement (the “Arrangement”) among the Petitioner, the E&C Securityholders including the E&C Creditors (as those terms are defined in the Plan of Arrangement referred to and defined below), Repechage Investments Limited (“Repechage”) and

Repechage Restaurant Group Ltd. (“Acquisitionco”) set forth in the Plan of Arrangement attached as Appendix “A” to this Order (the “Plan of Arrangement”) is hereby declared to be fair and reasonable and is approved under s. 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCA”).

2. The Arrangement shall be implemented in the manner set forth in the Plan of Arrangement, and shall be binding on the Petitioner, the E&C Securityholders, Repechage and Acquisitionco from the date of this Order.

3. The Petitioner has liberty to apply for such further orders as may be appropriate.

BY THE COURT

DISTRICT REGISTRAR
APPROVED AS TO FORM:

Solicitor for the Petitioner

No. S066186
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS
SECURITYHOLDERS, REPECHAGE INVESTMENTS
LIMITED AND REPECHAGE RESTAURANT GROUP
LTD.

ORDER

FASKEN MARTINEAU DuMOULIN LLP
Barristers & Solicitors
2100 - 1075 West Georgia Street
Vancouver, B.C., V6E 3G2
604 631 3131

Counsel: Andrew Nathanson
Matter No: 255771.00031

Schedule B

PLAN OF ARRANGEMENT
UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
INTERPRETATION

1.1	Definitions

     In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Acquisitionco” means Repechage Restaurant Group Ltd., a corporation incorporated under the laws of Canada, and a wholly-owned subsidiary of Parent;

“Act” means the Business Corporations Act (British Columbia) as now in effect or as same may be amended from time to time prior to the Effective Date;

“Arrangement” means the proposed arrangement under Section 288 of the Act on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the Arrangement Agreement or Article 5 hereof or in the discretion of the Court in the Final Order;

“Arrangement Agreement” means the agreement dated January 22, 2007 among Parent, Acquisitionco and E&C providing for, among other things, the Arrangement;

“Arrangement Resolution” means the special resolution of the E&C Common Shareholders and the resolution of the E&C Creditors approving the Arrangement in accordance with Section 289 of the Act in substantially the form attached in the Arrangement Agreement;

“Business Day” means any day, which is not a Saturday or Sunday or a statutory holiday in Toronto, Ontario or Vancouver, British Columbia;

“Circular” means the notice of the Meetings and accompanying joint management proxy statement and information circular, including all schedules thereto, and all amendments made from time to time thereto, prepared and delivered to the applicable E&C Securityholders in connection with the E&C Meetings;

“Court” means the Supreme Court of British Columbia;

“Crown” means Crown Life Insurance Company;

“Depositary” means American Stock Transfer and Trust Company or CIBC Mellon Trust Company or any other trust company, bank or equivalent financial institution agreed to in writing by Parent and E&C and appointed to carry out any of the duties of the Depositary hereunder;

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in Section 3.1;

“Dissenting Shareholder” means an E&C Common Shareholder who has duly exercised Dissent Rights and who has not withdrawn or been deemed to have withdrawn such Dissent Rights;

“E&C” means Elephant & Castle Group Inc.;

“E&C Common Shareholder” means a holder of E&C Common Shares; “E&C Common Shares” means the common shares in the capital of E&C; “E&C Creditor” means a holder of E&C Notes;

“E&C Notes” means collectively, (i) the restated and amended senior secured note issued by E&C to GEIPPP dated December 17, 2004 in the principal amount of US$4,203,879 with interest accruing thereon at 14% per annum; (ii) the credit agreement dated December 17, 2004 between, inter alia, E&C and Crown pursuant to which Crown has extended a $5,000,000 term loan to E&C; and (iii) the various convertible subordinated notes issued to various holders therof dated December 17, 2004 in the principal aggregate amount of US$649,000 payable on December 31, 2009, with interest accruing thereon at 9¼% per annum;

“E&C Option” means options to acquire E&C Common Shares granted prior to the Effective Date and which has not been duly exercised prior to the Effective Date;

“E&C Preferred Shareholder” means a holder of E&C Preferred Shares;

“E&C Preferred Shares” means the Preferred Shares, series A and Class A Preferred Shares in the capital of E&C;

“E&C Securities” means collectively, the E&C Common Shares, E&C Options, E&C Preferred Shares, E&C Warrants and E&C Notes;

“E&C Securityholders” means collectively, the E&C Common Shareholders, E&C Preferred Shareholders, E&C Warrantholders and E&C Creditors;

“E&C Shareholders” means E&C Common Shareholders and E&C Preferred Shareholders;

“E&C Shares” means E&C Common Shares & E&C Preferred Shares;

“E&C Warrant Exercise Price” means, with respect to each E&C Warrant, the exercise price of such E&C Warrants;

“E&C Warrantholders” means the holders of E&C Warrants;

“E&C Warrants” means the warrants issued by E&C to the E&C Warrantholders to acquire E&C Common Shares or E&C Preferred Shares, as the case may be;

“Effective Date” means the date which is five (5) Business Days from the date on which all of the conditions precedent to the completion of the Arrangement Agreement, including receipt of the Final Order, have either been fulfilled or have been waived or such other date as may be agreed by the Parties in writing;

“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date;

“Final Order” means the order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

“Interim Order” means the interim order of the Court providing for, among other things, the calling and holding of the Meetings, as such order may be amended, as contemplated by the Arrangement Agreement;

“GEIPPP” means GE Investment Private Placement Partners II, a Delaware limited partnership;

“Governmental Entity” means (a) any multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, administrative body, commission, board, bureau or agency, domestic or foreign; (b) any subdivision, agent or agency, commission, board, or authority of any of the foregoing; (c) any self-regulatory authority or stock exchange; or (d) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

“Lien” means any hypothec, mortgage, lien, charge, security interest, encumbrance or adverse right or claim;

“Mailing Date” means the date of mailing of the Circular to E&C Common Shareholders and E&C Creditors;

“Meetings” means collectively, the special meeting of E&C Common Shareholders and the meeting of E&C Creditors to be held to consider the Arrangement Resolution, including any adjournments or postponements thereof, to be called and held in accordance with the Interim Order;

“Parent” means Repechage Investments Limited;

“Per Share Consideration” means:

(i) in respect of an E&C Common Share, an amount of U.S.$0.7982 per E&C Common Share; and

(ii) in respect of an E&C Preferred Share, an amount of U.S.$2.3946 per E&C Preferred Share;

“Person” means any individual, partnership, limited partnership, syndicate, sole proprietorship, company or corporation, with or without share capital, unincorporated association, trust, trustee, executor, administrator, or other legal personal representative, regulatory body or agency, government or Governmental Entity, however designated or constituted;

“Plan of Arrangement” means this plan of arrangement as amended, modified or supplemented from time to time in accordance with the terms hereof, the Arrangement Agreement or in the discretion of the Court in the Final Order; and

“Tax Act” means the Income Tax Act (Canada), as amended.

1.2	Interpretation Not Affected by Headings, Etc.

     The division of this Plan of Arrangement into Articles, Sections and other parts and the insertion of headings are for reference only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to “Article” or “Section” refers to the specified Article or Section of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement, including any appendices hereto, and any amendments, variations or supplements hereto made in accordance with the terms hereof or the Arrangement Agreement or made at the direction of the Court in the Final Order and do not refer to any particular Article, Section or other portion of this Plan of Arrangement.

1.3	Rules of Construction

     In this Plan of Arrangement, unless the context otherwise requires, (a) words importing the singular number include the plural and vice versa; (b) words importing any gender include all genders; and (c) “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

1.4	Date For Any Action

     In the event that any date on or by which any action is required or permitted to be taken hereunder by any of the Parties hereto is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

1.5	Time

     Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the letter of transmittal are local time Vancouver, British Columbia unless otherwise stipulated herein or therein.

1.6	Currency

     Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful currency of Canada.

1.7	Statutory References

     Any reference to a statute in this Plan of Arrangement includes all regulations made thereunder, all amendments to such statute or rules or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

ARTICLE 2
ARRANGEMENT

2.1	Arrangement Agreement

     This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.

2.2	Binding Effect

     This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on each of (i) E&C; (ii) Parent and Acquisitionco; and (iii) all E&C Securityholders.

2.3	Arrangement

     Commencing at the Effective Time, the following events set out in this Section 2.3 shall occur and shall be deemed to occur consecutively in the order set out in this Section 2.3 without any further authorization, act or formality:

(a)

Each E&C Preferred Share outstanding immediately prior to the Effective Time shall be transferred by the E&C Preferred Shareholders to Acquisitionco (free and clear of any Liens) in exchange for a payment equal to the applicable Per Share Consideration payable in respect of E&C Preferred Shares, which amount shall be paid from the funds deposited with the Depositary under Section 4.2(a) and the names of the holders of such E&C Preferred Shares transferred to Acquisitionco shall be removed from the applicable registers of E&C Preferred Shareholders, and Acquisitionco shall be recorded as the registered holder of the E&C Preferred Shares so acquired and shall be deemed to be the legal and beneficial owner thereof subject to the right of Dissenting Holders in accordance with Article 3.

(b)

Each E&C Common Share outstanding immediately prior to the Effective Time shall be transferred by the E&C Common Shareholders to Acquisitionco (free and clear of any Liens) in exchange for the applicable Per Share Consideration payable in respect of E&C Common Shares, which amount shall be paid from the funds deposited with the Depositary under Section 4.2(a) and the names of the holders of such E&C Common Shares transferred to Acquisitionco shall be removed from the applicable registers of E&C Common Shareholders, and Acquisitionco shall be recorded as the registered holder of the E&C Common Shares so acquired and shall be deemed the legal and beneficial owner thereof subject to the right of Dissenting Holders in accordance with Article 3.

(c)

Each E&C Warrant outstanding immediately prior to the Effective Time shall be transferred by the E&C Warrantholders to Acquisitionco (free and clear of any Liens) in exchange for a payment equal to the amount, if any, by which the applicable Per Share Consideration exceeds the E&C Warrant Exercise Price of such E&C Warrant, which amount shall be paid from the funds deposited with the Depositary under Section 4.2(a) and the former E&C Warrantholders shall thereafter have only the right to receive the consideration to which they are entitled pursuant to this Section 2.3(c) at the time and in the manner specified in Article 4.

(d)	Each E&C Option that has not been exercised and remains outstanding immediately prior to the Effective Time shall be terminated.

(e)

Acquisitionco (or an affiliate thereof) will provide one or more loans to E&C in an aggregate amount equal to the aggregate of all principal amounts owing, together with all interest accrued thereon, to the E&C Creditors holding E&C Notes and E&C shall immediately repay in full all amounts owing to the E&C Creditors holding E&C Notes and discharge the E&C Notes.

ARTICLE 3
RIGHTS OF DISSENT

3.1	Dissent Rights

     Each registered E&C Common Shareholder shall have the right to exercise Dissent Rights with respect to the Arrangement in accordance with Sections 237 to 242 of the Act, as modified by the Interim Order, provided that the Notice of Dissent is received by E&C by no later than 4:00 p.m. (Vancouver time) on the date which is 48 hours prior to the date of the Meetings. The fair value of the E&C Common Shares shall be determined as at the point in time immediately prior to the passing of the Arrangement Resolution, but in no event shall E&C or Acquisitionco be required to recognize such Dissenting Shareholder as shareholders of E&C after the Effective Date, and the names of such E&C Common Shareholders shall be removed from the register of E&C Common Shareholders at the time and in the manner set forth below. For greater certainty, in addition to any other restrictions in Sections 237 to 247 of the Act, no Person who has voted in favour of the Arrangement shall be entitled to dissent with respect to the Arrangement.

3.2	Rights of Dissenting Shareholders

     Any registered holder of E&C Common Shares may exercise rights of dissent with respect to such E&C Common Shares pursuant to and in the manner set forth in Section 238 of the Act in connection with the Arrangement, as the same may be modified by the Interim Order or the Final Order as if that section (as modified) was applicable to such registered E&C Common Shareholders. Any:

(a)

registered E&C Common Shareholders who are ultimately entitled to be paid fair value for their E&C Common Shares in respect of which they dissent shall be deemed to have transferred such E&C Common Shares to Acquisitionco on the Effective Date at the same time as the events described in Section 2.3 occur and such registered holders thereof shall be entitled to receive an amount equal to the fair value for their E&C Common Shares from Acquisitionco; or

(b)

registered E&C Common Shareholders who are ultimately not entitled, for any reason, to be paid fair value for their E&C Common Shares in respect of which they dissent, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting E&C Common Shareholder, and shall be entitled to receive the applicable Per Share Consideration that such non-dissenting E&C Common Shareholders are entitled to receive, on the basis set forth in Section 2.3.

For greater certainty, in no circumstances shall Parent, Acquisitionco, E&C or any other Person be required to recognize a Dissenting Shareholder after the Effective Time, and the name of each Dissenting Shareholder shall be deleted from the register of E&C Common Shareholders on the Effective Date at the same time as the events described in Section 2.3 occurs.

ARTICLE 4
CERTIFICATES AND PAYMENTS

4.1	Letter of Transmittal

     At the time of mailing the Circular or as soon as practicable thereafter, E&C shall forward to each E&C Shareholder at the address of such holder as it appears on the register maintained by or on behalf of E&C in respect of the holders of E&C Securities, a letter of transmittal (in the form accompanying the Circular) which shall contain instructions for obtaining delivery of the consideration payable to holders of such securities following the Effective Date pursuant to this Plan of Arrangement.

4.2	Exchange of Certificates for Payment

(a)

At or prior to the Effective Time, Parent or Acquisitionco shall deposit with the Depositary, cash in an amount equal to the aggregate amount of payments that are to be made pursuant to Section 2.3(a), Section 2.3(b) and Section 2.3(c) hereof. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding E&C Shares, together with a duly completed and executed letter of transmittal and such additional documents and instruments as the Depositary may reasonably require, the E&C Shareholder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such E&C Shareholder as soon as practicable after the Effective Time, a cheque representing the consideration which such E&C Shareholder has the right to receive under the Arrangement for such E&C Shares, less any amounts withheld pursuant to Section 4.4, and any certificate so surrendered shall forthwith be cancelled. The amount deposited with the Depositary shall be held in an interest-bearing account, and any interest earned on such funds shall be for the account of Acquisitionco.

(b)

Until surrendered as contemplated by this Section 4.2, each certificate which immediately prior to the Effective Time represented any E&C Shares shall be deemed after the Effective Time to represent only the right to receive upon such surrender payment in lieu of such certificate as contemplated in this Section 4.2, less any amounts withheld pursuant to Section 4.4. Any such certificate formerly representing E&C Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former E&C Shareholder of any kind or nature against or in E&C, Parent or Acquisitionco. On such anniversary date, all certificates representing E&C Shares shall be deemed to have been surrendered to Acquisitionco and the payment to which such former holder was entitled, together with any entitlements to dividends, distributions and interest thereon, shall be deemed to have been surrendered to Acquisitionco.

(c)

On or as soon as practicable after the Effective Date, the Depositary shall deliver on behalf of Acquisitionco to each E&C Warrantholder as reflected on the books and records of E&C, the payment to which such holder is entitled in accordance with Section 2.3 of this Plan of Arrangement, less any amounts withheld pursuant to Section 4.4, against receipt of such documentation as Parent or E&C may reasonably require acknowledging the transfer of the E&C Warrants held by such E&C Warrantholder.

(d)

Any payment made by way of cheque by the Depositary on behalf of Acquisitionco that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case on or before the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the E&C Securityholder to receive the consideration for the applicable E&C Securities pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Acquisitionco for no consideration.

4.3	Lost Certificates

     In the event any certificate which immediately prior to the Effective Time represented one or more outstanding E&C Shares (or options or warrants to acquire E&C Shares) surrendered pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, payment in accordance with such holder's letter of transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such payment is to be delivered shall as a condition precedent to the delivery of such payment, give a bond satisfactory to E&C and the Depositary in such sum as E&C may direct, or otherwise indemnify E&C in a manner satisfactory to E&C, against any claim that may be made against Acquisitionco and E&C with respect to the certificate alleged to have been lost, stolen or destroyed.

4.4	Withholding Rights

(a)

E&C, Acquisitionco, Parent and the Depositary and any affiliate of E&C shall be entitled to deduct and withhold from any consideration otherwise payable to any E&C Securityholder such amounts as E&C, Acquisitionco, Parent or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, any provision of federal, provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the E&C Securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

ARTICLE 5
AMENDMENTS

5.1	Amendments to Plan of Arrangement

(a)

E&C may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that each such amendment, modification and/or supplement must be (i) set out in writing; (ii) approved by Parent and Acquisitionco; (iii) filed with the Court and, if made following the Meetings, approved by the Court; and (iv) communicated to E&C Securityholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by E&C at any time prior to the Meetings (provided that Parent and Acquisitionco shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Meetings (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meetings shall be effective only if (i) it is consented to by each of E&C, Parent and Acquisitionco (in each case, acting reasonably); and (ii) if required by the Court, it is consented to by E&C Securityholders voting in the manner directed by the Court.

(d)	This Plan of Arrangement may be withdrawn prior to the occurrence of any of the events in Section 2.3 in accordance with the terms of the Arrangement Agreement.

(e)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Parent, provided that it concerns a matter which, in the reasonable opinion of Parent, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Securityholder.

ARTICLE 6
FURTHER ASSURANCES

6.1

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act, authorization or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

Appendix C

PETITION

No. _______________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS SECURITYHOLDERS, REPECHAGE
INVESTMENTS LIMITED AND REPECHAGE RESTAURANT GROUP LTD.

PETITION TO THE COURT

THIS IS THE PETITION OF:

Elephant & Castle Group Inc.
Suite 1200, 1190 Hornby Street
Vancouver, British Columbia
Canada, V6Z 2V5

ON NOTICE TO:

     The security holders of Elephant & Castle Group Inc. in the manner and to the extent provided by the ex parte Interim Order sought herein.

     Let all persons whose interests may be affected by the order sought TAKE NOTICE that the petitioner applies to court for the relief set out in this petition.

APPEARANCE REQUIRED

     IF YOU WISH TO BE NOTIFIED of any further proceedings, YOU MUST GIVE NOTICE of your intention by filing a form entitled “Appearance” in the above registry of this court within the Time for Appearance and YOU MUST ALSO DELIVER a copy of the “Appearance” to the petitioner’s address for delivery, which is set out in this petition.

     YOU OR YOUR SOLICITOR may file the “Appearance”. You may obtain a form of “Appearance” at the registry.

1

     IF YOU FAIL to file the “Appearance” within the proper Time for Appearance, the petitioner may continue this application without further notice.

TIME FOR APPEARANCE

     Where this petition is served on a person in British Columbia, the time for appearance by that person is 7 days from the service (not including the day of service).

     Where this petition is served on a person outside British Columbia, the time for appearance by that person after service, is 21 days in the case of a person residing anywhere within Canada, 28 days in the case of a person residing in the United States of America, and 42 days in the case of a person residing elsewhere.

TIME FOR RESPONSE

     IF YOU WISH TO RESPOND to the application, you must, on or before the 8th day after you have entered an appearance,

(a)	deliver to the petitioner

	(i)	2 copies of a response in Form 124, and

	(ii)	2 copies of each affidavit on which you intend to rely at the hearing, and

(b)	deliver to every other party of record

	(i)	one copy of a response in Form 124, and

	(ii)	one copy of each affidavit on which you intend to rely at the hearing.

(1)	The address of the registry is:

The Law Courts
800 Smithe Street
Vancouver BC V6Z 2E1

(2)	The ADDRESS FOR DELIVERY is:

Fasken Martineau DuMoulin LLP
2100 - 1075 West Georgia Street
Vancouver, B.C. V6E 3G2

Fax number for delivery is: n/a

(3)	The name and office address of the Petitioner’s Solicitor is:

Fasken Martineau DuMoulin LLP
2100 - 1075 West Georgia Street
Vancouver, B.C. V6E 3G2 Telephone: 604 631 3131.
(Reference: Andrew I. Nathanson/259786.00060)

The Petitioner applies for an order that:

1.	An order (the “Interim Order”) pursuant to section 291 of the Business Corporations Act (the “BCA”) providing directions for:

(a)

The convening and conduct by the Petitioner, Elephant & Castle Group Inc. (“E&C” or the “Petitioner”) of (a) a special meeting (the “Special Meeting”) of the holders of common shares of E&C (“E&C Common Shareholders”), to be held in the Coquihalla Room, on the 2nd floor of 1190 Hornby Street, Vancouver British Columbia on March 12, 2007 at 10:00 a.m. (local time in Vancouver) and (b) a meeting of the E&C Creditors (as that term is defined below) (the “Creditors’ Meeting”), to be held in the Coquihalla Room, on the 2nd floor of 1190 Hornby Street, Vancouver British Columbia on or about March 12, 2007 at 11:00 a.m. (local time in Vancouver), or such other date and time as the Court may direct, to consider and, if thought fit, to approve (with or without amendment) an arrangement (the “Arrangement”) among E&C, its securityholders, Repechage Investments Limited (“Repechage”) and Repechage Restaurant Group Ltd. (“Acquisitionco”) under section 288 of the BCA, and to transact such other business as may properly come before the Special Meeting and Creditors’ Meeting; and

	(b)	the giving of notice of the Special Meeting and Creditors’ Meeting and the provision of materials regarding the Arrangement to the affected securityholders of E&C.

2.	An order (the “Final Order”) pursuant to section 291 of the BCA, Rules 10, 12 and 13 of the Rules of Court, and the inherent jurisdiction of the Court that:

	(a)	the Arrangement be declared to be fair and reasonable;

	(b)	the Arrangement be approved; and

	(c)	the Arrangement be binding on the Petitioner, its affected securityholders, Repechage and Acquisitionco.

3.	Such further and other relief as counsel may advise and this Honourable Court may deem just.

At the hearing of this Petition will be read affidavit #1 of Rick Bryant, President and Chief Executive Officer of the Petitioner dated January 29, 2007 (the “Bryant Affidavit”), a copy of which is filed herewith, and such further and other material as counsel may advise and this Honourable Court may permit.

     The Petitioner will rely on section 291 of the BCA and Rule 10 of the Rules of Court.

     The facts upon which this petition is based are as follows:

The Petitioner

1.

The Petitioner is a company incorporated under the laws of British Columbia, is a “reporting issuer” under the Securities Act (British Columbia) and its common shares are registered under section 12 of the United States Securities and Exchange Act of 1934. The Petitioner owns and operates pub and casual dining restaurants in the United States and Canada, and is engaged in restaurant franchising activities. The Petitioner’s common shares trade on the Over-the-Counter Bulletin Board (“OTCBB”) market in the United States.

2.

The Petitioner’s authorized capital consists of an unlimited number of Common shares (“E&C Common Shares”), 10,000,000 Preferred Shares, issuable in series and an unlimited number of Class A Preferred Shares (collectively, “E&C Preferred Shares”).

3.	As of January 22, 2007, the following securities of E&C were issued and outstanding:

	(a)	6,052,369 E&C Common Shares;

	(b)	3,653,972 Preferred Shares, series A;

	(c)	487,213 Class A Preferred Shares;

	(d)	260,000 options to acquire E&C Common Shares (“E&C Options”);

	(e)	4,049,068 warrants to acquire E&C Common Shares; and

	(f)	1,078,794 warrants to acquire E&C Preferred Shares.

4.	E&C is indebted pursuant to certain secured and unsecured notes, described as follows:

(a)

the restated and amended senior secured note issued by E&C to GE Investment Private Placement Partners II (“GEIPPP”), a Delaware limited partnership, dated December 17, 2004 in the principal amount of U.S.$4,203,879, with interest accruing thereon at 14% per annum;

(b)	the credit agreement dated December 17, 2004 between, inter alia, E&C and Crown Life Insurance Company (“Crown”) pursuant to which Crown has extended a $5 million term loan to E&C; and

(c)

various convertible subordinated notes issued to various holders thereof dated December 17, 2004 in the principal aggregate amount of $649,000 payable on December 31, 2009, with interest accruing thereon at 9¼% per annum (together, GEIPPP, Crown and the holders of the subordinated notes are referred to as the “E&C Creditors” and their notes are referred to collectively as the “E&C Notes”).

Acquisitionco and Repechage

5.	Acquisitionco is a company incorporated under the laws of Canada. It is a wholly-owned subsidiary of Repechage.

6.	Repechage is a closely-held investment company incorporated under the laws of Newfoundland and Labrador. It holds investments in the transportation, service and real estate sectors.

The Arrangement Agreement

7.

E&C, Acquisitionco and Repechage entered into an arrangement agreement dated January 22, 2007 (the “Arrangement Agreement”). The plan of arrangement (the “Plan of Arrangement”) is attached as Schedule B to the Arrangement Agreement.

8.	The Arrangement is a going-private transaction. Pursuant to the Arrangement Agreement and the Plan of Arrangement:

	(a)	each of the holders of E&C Common Shares will transfer their E&C Common Shares to Acquisitionco for $0.7982 for each E&C Common Share held;

	(b)	each of the holders of E&C Preferred Shares will transfer their E&C Preferred Shares to Acquisitionco for $2.3946 for each E&C Preferred Share held;

	(c)	each of the holders of warrants to acquire E&C Common Shares and E&C Preferred Shares will transfer their warrants to Acquisitionco at a price equal to the amount, if any, by which the applicable per share consideration exceeds the exercise price of such warrants;

	(d)	the E&C Options will be terminated; and

	(e)	the E&C Creditors will be paid all amounts owing under the E&C Notes, and the E&C Notes will be discharged.

9.	On the Effective Date of the Arrangement, E&C will be a direct, wholly-owned subsidiary of Acquisitionco and an indirect wholly-owned subsidiary of Repechage.

10.	The Plan of Arrangement provides that holders of E&C Common Shares will be granted a right of dissent in accordance with the dissent provisions of the BCA.

Fairness

11.	A special committee of the independent directors of E&C and the Board of Directors of E&C have determined that the Arrangement is fair to E&C’s securityholders and in the best interests of E&C.

12.

E&C intends to convene the Special Meeting and the Creditors’ Meeting to consider and, if thought fit, to pass (with or without amendment), a resolution (the “Arrangement Resolution”) approving the Arrangement in accordance with the terms of the Arrangement Agreement.

13.	At the Creditors’ Meeting, the E&C Creditors shall vote as a single class.

14.	The Arrangement Agreement requires that:

(a) the Arrangement be approved by a special resolution passed by 2/3 of the votes cast by E&C Common Shareholders present in person or by proxy at the Special Meeting;

(b) the Arrangement be approved by a resolution passed by a majority in number of and 3/4 in value of the E&C Creditors, present and voting in person or by proxy at the Creditors’ Meeting;

15.

The Arrangement Agreement also requires that the Arrangement be approved by the unanimous written consent of the holders of the E&C Preferred Shares and of the warrants to purchase E&C Common Shares and E&C Preferred Shares.

16.

The Board of Directors of E&C has obtained an opinion from Capital West Partners that the consideration to be paid to the E&C minority shareholders (being shareholders other than those shareholders and certain members of management who have entered into agreements with Repechage whereby they have agreed to support and vote in favour of the Arrangement) is fair from a financial point of view.

17.	It is a term of the Arrangement Agreement that this Honourable Court approves the Arrangement.

Treatment of E&C Optionholders

18.

The E&C Options were granted by E&C to certain directors, officers and employees of E&C pursuant to the E&C Stock Option and Compensation Plan dated June 21, 2001 (“E&C Option Plan”) and have exercise prices ranging from US$1.00 to US$16.00 per E&C Common Share. The price to be received by holders of E&C Common Shares pursuant to the Arrangement (U.S.$0.7982 per E&C Common Share) is less than the exercise price of any outstanding E&C Option. The Plan of Arrangement provides that any outstanding E&C Option that has not been exercised immediately prior to the Effective Time of the Arrangement shall be terminated.

19.

It is intended that E&C will provide written notice to all holders of E&C Options requiring them to elect to exercise their E&C Options prior to the Effective Time or to accept termination of their E&C Options.

Treatment of creditors other than E&C Creditors

20.

Apart from the E&C Creditors, the balance of E&C’s creditors can be fairly generalised as being either (a) secured creditors who hold security interests over personal property, or (b) trade creditors who have been and will continue to be paid in the ordinary course of business. E&C does not propose to give notice of the Petition to creditors other than the E&C Creditors.

     The Petitioner estimates that the application for the Interim Order will take 30 minutes and the application for the Final Orders will take one hour.

Dated:	January 29, 2007	/s/ "FMD" per A. Nathanson
Solicitors for the Petitioner, Elephant & Castle Group Inc.

Appendix D

AFFIDAVIT OF RICK BRYANT

Rick Bryant #1
January 29, 2007
No. _______________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS SECURITYHOLDERS, REPECHAGE
INVESTMENTS LIMITED AND REPECHAGE RESTAURANT GROUP LTD.

AFFIDAVIT

I, RICK BRYANT, Businessperson, of 606 St. Andrews Road, in the City of West Vancouver, in the Province of British Columbia, MAKE OATH AND SAY AS FOLLOWS:

1.      I am the President and Chief Executive Officer of the Petitioner, Elephant & Castle Group Inc. (the “Petitioner” or “E&C”), and as such have personal knowledge of the facts hereinafter deposed to.

2.      I have read the Petition to be filed in these proceedings and, to the best of my knowledge and belief, the facts contained therein are true.

1

3.      The Petition is brought pursuant to Section 291 of the Business Corporations Act, S.B.C. 2002, c. 57 (the “BCA”) for directions concerning the securityholder approvals sought by E&C of a proposed plan of arrangement and for the approval of that arrangement from this Honourable Court should E&C obtain sufficient securityholder support.

4.      E&C, Repechage Investments Limited (“Repechage”) and Repechage Restaurant Group Ltd. (“Acquisitionco”) entered into an arrangement agreement dated January 22, 2007 (the “Arrangement Agreement”), which attaches the plan of arrangement (the “Plan”) as Schedule B. Now produced to me and marked as “Exhibit A” to this affidavit is an executed copy of the Arrangement Agreement. Capitalized terms not otherwise defined herein have the meanings given to them in the Arrangement Agreement.

5.      In particular, the Plan provides for dissent rights for the E&C Common Shareholders in accordance with the provisions of the BCA.

6.      On January 4, 2007, E&C’s board of directors approved the Arrangement Agreement and determined that the Plan is fair to the securityholders of E&C and in the best interests of E&C. An independent special committee of the board of directors of E&C obtained a fairness opinion from Capital West Partners (the “Fairness Opinion”) in connection with the Arrangement Agreement.

7.      It is a term of the Arrangement Agreement that the Plan be approved as follows:

(a)	by special resolution approved by not less than two-thirds of the votes cast in respect of the Arrangement Resolution by the E&C Common Shareholders;

(b)	by a majority in number and ¾ in value of the E&C Creditors present and voting in respect of the Arrangement Resolution at a meeting of the E&C Creditors called and held for that purpose; and

(c)	by the unanimous written consent of the holders of E&C Preferred Shares and the E&C Warrants.

8.      The Arrangement Resolution will be the subject of meetings of the E&C Common Shareholders and the E&C Creditors, respectively, currently planned for March 12, 2007 (the “Special Meeting” and the “Creditors’ Meeting”, respectively) to consider whether to approve the Plan.

9.      Now produced and shown to me and marked collectively as Exhibit “B” to this affidavit are the draft materials (the “Materials”) prepared by E&C’s and Acquisitionco’s legal advisors in substantially the forms to be delivered to the applicable E&C securityholders in relation to the Special Meeting and Creditors’ Meeting, including:

(a)	Notice of Special Meeting;

(b)	Management Information Circular and Proxy Statement, (the “Circular”) including, among others, the following to be attached as appendices thereto:

	(i)	Arrangement Resolution;

	(ii)	Arrangement Agreement, including the Plan of Arrangement attached as Schedule B thereto;

	(iii)	Fairness Opinion;

	(iv)	Dissent Provisions under the BCA; and

	(v)	Notice of Application for Final Order.

A copy of the Petition, this affidavit (without Exhibits) and the Interim Order filed in these proceedings will also be included as appendices to the Circular.

10.      It is intended that the Materials will be sent on February 12, 2007 to the E&C Common Shareholders and the E&C Creditors by pre-paid ordinary mail to the applicable registered address as it appears on the records of E&C as at the close of business on February 10, 2007, or, in the case of the E&C Creditors, to the address for notice or delivery given in the applicable E&C Notes. The Special Meeting will be conducted in accordance with this Court’s Interim Order, E&C’s articles and applicable law. The Creditors’ Meeting will be conducted in a similar manner.

11.      As at January 22, 2007, E&C had outstanding E&C Options to purchase 260,000 E&C Common Shares held by certain directors, officers and employees of E&C pursuant to its 2001 Employee Stock Option and Compensation Plan dated June 29, 2001 (the “E&C Option Plan”) with exercise prices ranging from US$1.00 to US$16.00 per E&C Common Share. The price to be received by E&C Common Shareholders pursuant to the Arrangement (US$0.7982 per E&C Common Share) is less than the exercise price of any outstanding E&C Options. The Plan of Arrangement provides that each E&C Option to purchase E&C Common Shares that has not been exercised and remains outstanding immediately prior to the Effective Time of the Arrangement shall be terminated.

12.      It is intended that E&C will provide written notices (the “Election Notices”) to all holders of E&C Options requiring such holders to exercise his or her E&C Options in accordance with its terms prior to the Effective Time, or to accept termination of the E&C Option.

13.      Apart from the E&C Creditors, the balance of E&C’s creditors can be fairly generalized as being either (a) secured creditors who hold security interests over personal property, or (b) trade creditors who have been and will continue to be paid in the ordinary course of business. In my opinion, none of these creditors’ security will be detrimentally affected by the transactions contemplated by the Plan. E&C does not propose to give notice of the Plan to these creditors.

SWORN BEFORE ME at the City of	)
Vancouver, in the Province of British	)
Columbia, this 29th day of January, 2007)
)
)
/s/ G.S. Ingborg	)	/s/ R. Bryant
A Commissioner for taking Affidavits for	)	RICK BRYANT
British Columbia	)

Appendix E

INTERIM ORDER

No.________________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS SECURITYHOLDERS, REPECHAGE
INVESTMENTS LIMITED AND REPECHAGE RESTAURANT GROUP LTD.

ORDER

BEFORE	)	THE	DAY OF
)
	)	JANUARY, 2007

     THE EX-PARTE APPLICATION of the Petitioner Elephant & Castle Group Inc. (the “Petitioner” or “E&C”) for an order for directions in seeking a plan of arrangement under section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCA”), coming on for hearing at Vancouver, British Columbia, on the 30TH day of January, 2007 AND ON HEARING Andrew Nathanson, counsel for the Petitioner; AND UPON READING the material filed:

1

THIS COURT ORDERS THAT:

1. The Petitioner be permitted to convene, hold and conduct meetings of the following persons: (i) a special meeting (the “Special Meeting”) of the registered holders of the issued and outstanding common shares of the Petitioner (“E&C Common Shareholders”); and (ii) a meeting (the “Creditors’ Meeting”) of the E&C Creditors (as that term is defined in the plan of arrangement, as such plan may be amended from time to time in accordance with its terms (the “Plan of Arrangement”) attached as Schedule B to the Arrangement Agreement dated January 22, 2007 between the Petitioner, Repechage Investments Ltd. (“Repechage”) and Repechage Restaurant Group Ltd. (“Acquisitionco”) (the “Arrangement Agreement”), which agreement is attached as Exhibit “A” to Affidavit #1 of Rick Bryant, President and Chief Executive Officer of the Petitioner, sworn the 29th day of January, 2007 (the “Bryant Affidavit”)).

2. The Special Meeting shall be held on March 12, 2007 at 10:00 am (Pacific Daylight Time) (or such other date and time as the Court may direct) to consider and, if thought fit, to pass with or without amendment, a resolution (the “Arrangement Resolution”) in substantially the form attached as Schedule A to the Arrangement Agreement authorizing, approving and agreeing to adopt the Plan of Arrangement.

3. The Creditors’ Meeting shall be held on March 12, 2007 at 11:00 am (Pacific Daylight Time) (or such other date and time as the Court may direct) to consider and, if thought fit, to pass with or without amendment, the Arrangement Resolution.

4. The Special Meeting shall be called, held and conducted in accordance with the provisions of the BCA, applicable securities legislation and the Articles of the Petitioner, subject to the terms of this Order. The Creditors’ Meeting shall proceed as nearly as possible in the same manner as the Special Meeting.

5. The following information for the Special Meeting and Creditors’ Meeting (the “Meeting Materials”) shall be mailed (the “Mailing”) on February 12, 2007 to the E&C Common Shareholders and the E&C Creditors by pre-paid ordinary mail to the applicable registered address as it appears on the records of E&C as at the close of business on February 10, 2007, or, in the case of the E&C Creditors, to the address for notice or delivery given in the applicable E&C Notes:

(a)	Notice of Special Meeting or Creditors’ Meeting, as applicable;

(b)	Management Information Circular and Proxy Statement (the “Circular”),

including, among others, the following attached as appendices thereto:

	(i)	Arrangement Resolution;

	(ii)	Arrangement Agreement, including the Plan of Arrangement attached as Schedule B thereto;

	(iii)	Fairness Opinion;

	(iv)	dissent provisions under section 238(1)(d) of the BCA; and

	(v)	Notice of Application for Final Order,

all in substantially the same form as they appear in Exhibit B of the Bryant Affidavit, with such amendments and inclusions thereto as counsel for the Petitioner, Repechage or Acquisitionco may advise are necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Order. A copy of the Petition, the Bryant Affidavit (without Exhibits) and this Order will also be included in the Circular as appendices.

6. The Mailing shall occur at least twenty-one days prior to the date of the Special Meeting and Creditors’ Meeting, excluding the date of mailing and excluding the date of the Special Meeting and Creditors’ Meeting.

7. The Petitioner shall be at liberty to deliver notice of this application to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

8. The Mailing described in paragraphs 5 and 6 and the delivery described in paragraph 7 shall constitute good and sufficient service upon all who may wish to appear in these proceedings, and no other service need be made.

9. The accidental omission to give notice of the Special Meeting or E&C Creditors’ Meeting to, or to mail the Meeting Materials to or the non-receipt of such, by one or more of the persons specified herein, shall not invalidate any resolution passed or proceedings taken at such meetings.

10. The Chair of the Special Meeting and the Creditors’ Meeting, as applicable, shall be a director or officer of E&C who shall be appointed by the Board of Directors of E&C for that purpose.

11. The Chair of the Special Meeting and the Creditors’ Meeting shall be at liberty to call on the assistance of legal counsel to E&C at any time and from time to time, as the Chair of such meeting may deem necessary or appropriate, during such meetings, and such legal counsel is entitled to attend such meetings for this purpose.

12. The Special Meeting and the Creditors’ Meeting may be or adjourned for any reason upon the approval of the Chair of such meetings and, if the Special Meeting or the Creditors’ Meeting is adjourned, it shall be reconvened at a place and time to be designated by the Chair of such meeting to a date that is not more than 30 days thereafter.

13. The quorum required at the Special Meeting shall be the quorum required by the Articles of E&C. The quorum required at the Creditors’ Meeting shall be two (2) E&C Creditors holding not less than 10% of the outstanding value of the E&C Notes.

14. The vote of E&C Common Shareholders required to adopt the Arrangement Resolution at the Special Meeting shall be the affirmative vote of not less than two-thirds of the votes cast by E&C Common Shareholders who vote in person or by proxy on the Arrangement Resolution.

15. The vote of E&C Creditors required to adopt the Arrangement Resolution at the Creditors’ Meeting shall be the affirmative vote of not less than a majority in number and ¾ in value of the E&C Creditors, present and voting in person or by proxy on the Arrangement Resolution.

16. A representative of the Petitioner in attendance at the Special Meeting and the Creditors’ Meeting shall, in due course, file with the Court an affidavit verifying the actions taken and the decisions reached by the E&C Common Shareholders and the E&C Creditors’ at the Special Meeting and the Creditors’ Meeting with respect to the Plan of Arrangement.

17. Each E&C Common Shareholder shall be accorded the right of dissent with respect to the Arrangement Resolution, as set out in Article 3 of the Plan of Arrangement.

18. The only persons entitled to notice of and to attend or vote at the Special Meeting or any adjournment(s) thereof, either in person or by proxy, shall be the registered holders of E&C common shares, as at the close of business on February 10, 2007, representatives of Repechage and Acquisitionco and their advisors and other persons with the prior permission of the Chair.

19. The only persons entitled to notice of and to attend or vote at the Creditors’ Meeting or any adjournment(s) thereof, either in person or by proxy, shall be the registered holders of E&C Notes, as at the close of business on February 10, 2007, representatives of Repechage and Acquisitionco and their advisors and other persons with the prior permission of the Chair.

20. Unless the directors of the Petitioner determine by resolution to abandon the Arrangement, the Application for the Final Order shall be set down for hearing before the presiding Judge or Master in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on or after March 14, 2007, and that, upon approval of the Arrangement in the manner required by sections 289 and 291 of the BCA, the Petitioner be at liberty to proceed with the Application for Final Order on or after that date.

21. Any E&C securityholder may appear and make submissions at the Application for the Final Order, provided that such person shall file an Appearance with this Court in the form prescribed by the Rules of Court of the Supreme Court of British Columbia and serve a copy of the filed Appearance, together with a copy of all materials on which such person intends to rely at the Final Application, including a Response in Form 124 and an outline of such person’s proposed submissions, to the solicitors for the Petitioner at their address for delivery as set out in the Petition, on or before 4 p.m. on March 13, 2007, or as the Court may otherwise direct.

22. If the Application for Final Order is adjourned, only those persons who have filed and delivered an Appearance in accordance with this Order need to be served and provided with notice of the adjourned date.

23. The Petitioner, Repechage, Acquisitionco, and their respective securityholders and directors shall have liberty to apply for such further orders as may be appropriate.

BY THE COURT
/s/ [ILLEGIBLE]
DISTRICT REGISTRAR

APPROVED AS TO FORM:
/s/ A. Nathanson
Solicitor for the Petitioner

No.________________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS
SECURITYHOLDERS, REPECHAGE INVESTMENTS
LIMITED AND REPECHAGE RESTAURANT GROUP
LTD.

ORDER

FASKEN MARTINEAU DuMOULIN LLP
Barristers & Solicitors
2100 - 1075 West Georgia Street
Vancouver, B.C., V6E 3G2
604 631 3131

Counsel: Andrew Nathanson
Matter No: 255771.00031

Appendix F

CAPITAL WEST PARTNERS FAIRNESS OPINION

1250 – 885 West Georgia St
Vancouver, British Columbia
Canada V6C 3E8

T 604.718.6800
F 604.718.6820
www.capwest.com

December 15, 2006

Private and Confidential

The Special Committee of The Board of Directors
Elephant and Castle Group Inc
12 Floor, 1190 Hornby Street
Vancouver BC V6Z 2K5

Attention: Mr. Thomas Chambers, Chairman of the Special Committee

To the Special Committee:

We understand that Elephant & Castle Group Inc (“E&C” or the “Company”) has received an offer from Repechage Investments Limited and/or an affiliated company (“Repechage”) to purchase 100% of the issued and outstanding commons shares of E&C for US$29.6 million in cash (the “Proposed Transaction”). Under the Proposed Transaction, Repechage will purchase 100% of the commons shares of E&C by way of a plan of arrangement assuming a debt-free balance sheet and the redemption, conversion, exercise or termination of all existing preferred shares and convertible securities. We further understand that certain shareholders comprising approximately 92% of the fully diluted outstanding common shares will enter into an agreement in support (“Support Agreement”) of the Proposed Transaction.

The terms of the Proposed Transaction will be more fully described in an information circular (the “Circular”), which will be mailed to E&C shareholders.

A special committee (the “Special Committee”) of the board of directors of E&C has retained Capital West Partners (“Capital West”) to provide an opinion as to the fairness (“Fairness Opinion”), from a financial point of view, of the Proposed Transaction to the common shareholders who are not parties to the Support Agreement (the “Minority Shareholders”).

Capital West has not been engaged to prepare a formal valuation of E&C or its common shares and therefore does not express an opinion as to the fair market value of E&C, its common shares, or the assets being acquired under the Proposed Transaction.

CREDENTIALS OF CAPITAL WEST

Capital West is an independent Canadian investment banking firm specializing in corporate finance and advisory services to corporations and governments primarily in western Canada. Capital West and its principals have prepared numerous valuations and fairness opinions and have provided advisory services in a significant number of transactions involving Canadian private and publicly traded companies.

ENGAGEMENT OF CAPITAL WEST BY THE BOARD

The Special Committee retained Capital West on November 30, 2006 to provide an opinion with respect to the fairness, from a financial point of view, of the Proposed Transaction to the Minority Shareholders.

E&C has agreed to pay Capital West a fee of $50,000 for its services and has agreed to indemnify Capital West in certain circumstances. No portion of the Capital West fee is contingent on the approval or completion of the Proposed Transaction, or on the conclusions reached herein.

RELATIONSHIP OF CAPITAL WEST WITH INTERESTED PARTIES

Capital West is not an insider, associate, or affiliate of E&C or Repechage. Capital West has been engaged to provide financial advisory services for E&C and the Special Committee with respect to the Proposed Transaction. There are no understandings, commitments, or agreements between Capital West and E&C, with respect to future business dealings.

In December of 2004, Capital West acted as financial advisor to E&C regarding its CDN$5.0 million debt financing and related debt restructuring. Except for this transaction, Capital West has not been engaged by E&C within the last two years to provide financial advisory services.

SCOPE OF REVIEW

In preparing our Fairness Opinion, we have, among other items, reviewed, considered and relied upon, without limitation, the following information related to E&C:

1.	Draft Support and Indemnification Agreement between GE Investment Private Placement Partners II / Crown Life Insurance Company / Management and Repechage Restaurants Group dated December 4, 2006;

2.	Letter of Intent for the acquisition of Elephant & Castle Group from Repechage Restaurant Group dated December 1, 2006;

3.	Audited financial statements for the years ended December 25, 2005, December 26, 2004 and December 28, 2003;

4.	Unaudited quarterly financial statements for the nine months ended September 24, 2006;

5.	Annual report for the year ended December 25, 2005;

6.	Unaudited restaurant level financial statements for the fiscal years ended December 25, 2005, December 26, 2004 and December 28, 2003;

7.	Five year financial forecast as prepared by management;

8.	Share Ownership and Price Allocation schedules as prepared by management;

9.	Opinion letter from Pannell Kerr Forster regarding the purchase price allocation between the stockholders, debt holders and note holders;

10.	Fiscal 2007 draft budget as prepared by management;

11.	Company press releases for the last 12 months;

12.	Loss carry-forward analysis prepared by management;

13.	Public information relating to the business, operations, financial performance and stock trading history of E&C;

14.	Public information with respect to public companies and transactions of a comparable nature considered to be relevant;

15.	Discussions with certain executives of E&C with respect to, among other things and without limitation, the historical and prospective financial performance of E&C;

16.	Discussions with the Special Committee; and

17.

A Form of Certificate dated December 15, 2006 from E&C addressed to Capital West representing, among other things, that the information provided to us in respect of the Fairness Opinion is true, correct, and complete and that no material information has been withheld which might reasonably affect the Fairness Opinion.

Capital West also conducted such other analysis, investigations and research as we considered appropriate in the circumstances. Capital West was granted access by E&C to its management and advisors and was not, to its knowledge, denied any information that it requested.

ASSUMPTIONS AND LIMITATIONS

Capital West has relied upon and assumed the completeness, accuracy, and fair presentation of all of the financial and other information, data, advice, opinions, and representations obtained by it from public sources and provided to it by E&C, or otherwise pursuant to our engagement. Subject to the exercise of professional judgment and except as expressly described therein, Capital West has not attempted to verify independently the accuracy or completeness of any such information, representations, or warranties. Senior officers of E&C have represented to Capital West that there have been no material changes or changes in material facts relating to any of the information, data, advice, assumptions, opinions, and representations provided to Capital West by or on behalf of E&C, as applicable, that have not been disclosed to Capital West and that no change has occurred in the facts set out or referred to in any such information subsequent to the date thereof which would reasonably be expected to have a material effect on this Fairness Opinion, and that they are not aware of any facts not disclosed to Capital West which would reasonably be expected to materially affect the Fairness Opinion.

In preparing the Fairness Opinion, Capital West has made several other assumptions, including that the Fairness Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof, and the conditions and prospects, financial and otherwise, of E&C, as they were reflected in the information and documents reviewed by Capital West and as they were represented to it in its discussions with management of E&C. Capital West has not been engaged to solicit competing bids to the offer made by Repechage. More specifically, Capital West’s comments and conclusion can only be taken in the context of the Proposed Transaction.

This Fairness Opinion has been prepared based upon techniques and relevant assumptions that Capital West considers appropriate in the circumstances. Capital West believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses in connection with the preparation of this Fairness Opinion, could create a misleading view of the process underlying this Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.

APPROACH TO FAIRNESS

In assessing the fairness of the Proposed Transaction, from a financial point of view, to the Minority Shareholders, we considered a number of factors including, but not limited to:

(a)	The implied valuation parameters of the Proposed Transaction as compared to publicly traded, full-service restaurant companies;

(b)	The implied valuation parameters of the Proposed Transaction as compared to precedent full- service restaurant transactions;

(c)	The implied premiums under the Proposed Transaction to the market trading price of E&C; and

(d)	A discounted cash flow analysis of management’s financial projections.

CONCLUSION

Based upon and subject to the foregoing, we are of the opinion that the Proposed Transaction is fair, from a financial point of view, to the Minority Shareholders.

The Fairness Opinion has been prepared for the Special Committee in connection with the Proposed Transaction and may not be used by any other persons for any other purpose without our written consent. Notwithstanding the foregoing, we have consented to the inclusion of the Fairness Opinion in the Circular of E&C being prepared in connection with the Proposed Transaction.

Yours truly,

/s/ Capital West Partners

CAPITAL WEST PARTNERS

1583886

Appendix G

DISSENT RIGHTS

Pursuant to the Interim Order, Common Shareholders have the right to dissent to the Arrangement. Such right of dissent is described in the Circular. See “Dissenting Shareholders’ Rights” for details of the right to dissent and the procedure for compliance with the right of dissent. The full text of Sections 237 to 247 of the BCA is set forth below.

SECTIONS 237 TO 247 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Definitions and application

237 (1) In this Division:

"dissenter" means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

"notice shares" means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

"payout value" means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)      This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

1

Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2)      A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)      Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)      A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

	(i)	the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

	(ii)	each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3)      If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)      If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)      If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)      If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2) the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)      Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)	if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i) the date on which the shareholder learns that the resolution was passed, and

(ii) the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)      A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)      A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)      A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

	(i)	the names of the registered owners of those other shares,

	(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

	(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

	(i)	the name and address of the beneficial owner, and

	(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

(5)      The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

	(i)	the date on which the company forms the intention to proceed, and

	(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)      A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)      The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

	(i)	the names of the registered owners of those other shares,

	(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

	(iii)	that dissent is being exercised in respect of all of those other shares.

(3)      After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)      Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)      Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)      A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)      A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3)      Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)      If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)      A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

Appendix H

NOTICE OF APPLICATION FOR FINAL ORDER

No. ________________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

ELEPHANT & CASTLE GROUP INC.

PETITIONER

IN THE MATTER OF SECTION 291 OF
THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, c. 57

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
AMONG ELEPHANT & CASTLE GROUP INC., ITS SECURITYHOLDERS, REPECHAGE
INVESTMENTS LIMITED AND REPECHAGE RESTAURANT GROUP LTD.

NOTICE OF APPLICATION FOR FINAL ORDER

NOTICE OF APPLICATION TO THE
SUPREME COURT OF BRITISH COLUMBIA

     NOTICE IS HEREBY GIVEN that an application will be heard before the presiding Judge or Master in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. on March 14, 2007 or so soon thereafter as counsel may be heard, for a final order pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCA”) approving an Arrangement (the "Arrangement") under section 288 of the BCA described in the Plan of Arrangement which is attached to, and forms part of, the Elephant & Castle Group Inc. (the “Petitioner” or “E&C”) Management Information Circular and Proxy Statement accompanying the Notice of Special Meeting of the common shareholders and certain creditors of E&C, the form of which final order is attached as Exhibit "A" to this Notice of Application for Final Order. At the hearing, any securityholder, director or auditor of the Petitioner, Repechage Investments Limited (“Repechage”) or Repechage Restaurant Group Ltd. (“Acquisitionco”), or any other interested party with leave of the Court, desiring to support or oppose the application may appear for that purpose, either in person or by counsel. If you do not attend, either in person or by counsel, at that time, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice to you.

     AND NOTICE IS FURTHER GIVEN that the Court has given directions as to the calling of a special meeting of the holders of the issued and outstanding common shares, of

E&C, as well as a meeting of certain creditors of E&C for the purpose of voting on resolutions to approve the Arrangement.

     A copy of the Petition and other documents in the proceedings will be furnished to any E&C securityholder, Repechage, Acquisitionco or other interested party requesting the same by the solicitors of the Petitioner.

Fasken Martineau DuMoulin LLP
Barristers and Solicitors
2100 - 1075 West Georgia Street
Vancouver, British Columbia V6E 3G2
Attention: Andrew I. Nathanson

Dated at the City of Vancouver, in the Province of British Columbia, this 12th day of February, 2007.

By Order of the Board of Directors

ELEPHANT & CASTLE GROUP INC.

FORM OF PROXY CARD — ELEPHANT & CASTLE GROUP INC.

SPECIAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD MARCH 12, 2007

This form of proxy is solicited by and on behalf of management of Elephant & Castle Group Inc. (the “Company”) for the special meeting of holders (“Common Shareholders”) of common shares (“Common Shares”) of the Company to be held on March 12, 2007 (the “Special Meeting”). At the Special Meeting, Common Shareholders are entitled to one vote for every Common Share held. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally or by telephone by directors, officers or employees of the Company at nominal cost. The cost of this solicitation will be borne by the Company.

The undersigned Common Shareholder hereby appoint(s) Richard Bryant, President & Chief Executive Officer of the Company, or in his absence, Roger Sexton, Chief Financial Officer of the Company, or instead of either of them _____________________, as Proxyholder of the undersigned, with power of substitution, to attend, act and vote for and on behalf of the undersigned in accordance with the following directions (or if no directions have been given, as the Proxyholder sees fit) at the Special Meeting and at any and all adjournments thereof, in the same manner, to the same extent and with the same power as if the undersigned were present at the Special Meeting or an adjournment thereof.

Without limiting the general powers hereby confirmed, the Proxyholder is hereby directed to vote on any poll as follows:

ARRANGEMENT RESOLUTION: To consider, and if thought appropriate, to approve the special resolution, the text of which is attached as Appendix A to the accompanying Management Information Circular and Proxy Statement of the Company dated February 12, 2007, approving the Arrangement and the Plan of Arrangement under the Business Corporations Act (British Columbia) involving the Company, its securityholders, Repechage Investments Limited and Repechage Restaurant Group Inc.

     FOR [   ] or AGAINST [   ] or ABSTAIN [    ]

If no voting direction is made, the Proxyholder will vote FOR the proposal to pass the special resolution.

In its discretion, the Proxyholder is authorized to vote upon any other business that may properly come before the Special Meeting or any adjournment thereof.

Authorized Signature(s): This Section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously give with respect to the Special Meeting.

Signature

Name (Please Print)

Date

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

NOTES TO PROXY CARD

1.

Common Shareholders who are unable to attend the Special Meeting are requested to complete and deposit this proxy no later than 10:00 a.m. (Vancouver time), on March 10, 2007, either with the Company at 2nd Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5, Fax: 604-684-8595 or at the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, located at 6201, 15th Avenue, Brooklyn, New York, 11219, USA.

2.

Each Common Shareholder has the right to appoint a person (which may be a company and who need not be a shareholder of the Company) to attend and act on the Common Shareholder’s behalf at the Special Meeting other than the persons designated in this Form of Proxy. If the Common Shareholder does not want to appoint the persons designated in the Form of Proxy, the Common Shareholder should strike out their names and insert in the blank space provided the name of the person the Common Shareholder wishes to act as the Common Shareholder's proxyholder and, if desired, an alternate proxyholder.

3.

The securities represented by this Form of Proxy will be voted for or against, or the voting of such securities will be withheld or abstained from, as the case may be, on any poll (ballot) in respect of the items set forth in the Form of Proxy as the Common Shareholder may have specified by marking an "X" in the place provided for that purpose. If no choice is specified, the securities will be voted on any poll (ballot) as if the Common Shareholder had specified voting for (i.e., in favour of) the items, and the Common Shareholder hereby confers discretionary authority on the proxyholder or proxyholders hereby appointed to vote the shares accordingly.

4.

This Form of Proxy should be signed in the exact manner as the name appears on the certificate for your securities. If the securities are registered in the name of more than one owner (for example, joint ownership trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual you must require documentation evidencing your power to sign the proxy with signing capacity stated.

5.	If the Form of Proxy is not dated, it will be deemed to be bear the date on which it was mailed to the Common Shareholder.

6.

In the case of any amendments or variations to the proposed resolutions, and in the case of any other matters which may properly come before the Special Meetings, the Common Shareholder r hereby confers discretionary authority on the proxyholder hereby appointed to act and vote on the Common Shareholder 's behalf on any poll (ballot), as the proxyholder to the proxyholder's sole discretion may see fit, all in the same manner and to the same extent and with the same power as the Common Shareholder could, if the Common Shareholder were personally present at such meeting. No such amendments, variations, or other matters were known to management at the time this proxy was solicited.

7.

In addition to revocation in any manner permitted by law, a proxy may be revoked by an instrument in writing signed by the Securityholder or by notifying the Company at the registered office of the Company, c/o Fasken Martineau DuMoulin LLP, Suite 2100, 1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2, Attention: Georald Ingborg, at any time up to and including the last business day preceding the day of the Special Meeting or any adjournment thereof, or as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Special Meeting on the day of the Special Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked.

LETTER OF TRANSMITTAL

WITH RESPECT TO THE
COMMON SHARES OF

ELEPHANT & CASTLE GROUP INC.

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (the “Common Shares”) of Elephant & Castle Group Inc. (the “Company”) in connection with the proposed arrangement (the “Arrangement”) involving the Company, its securityholders, Repechage Investments Limited and Repechage Restaurant Group Ltd. (the “Purchaser”) that is being submitted for approval at the special meeting of Shareholders to be held on March 12, 2007 (the “Meeting”). Shareholders are referred to the Notice of Special Meeting of Holders of Common Shares and Management Information Circular and Proxy Statement (the “Circular”) dated February 12, 2007 that accompanies this Letter of Transmittal.

Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Circular have the meanings set out in the Circular.

CIBC MELLON TRUST COMPANY (THE “DEPOSITARY”)
(SEE BACK PAGE OF THIS LETTER OF TRANSMITTAL
FOR ADDRESS AND TELEPHONE NUMBER)
THE DEPOSITARY OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL BE ABLE
TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL

The Effective Date of the Arrangement is expected to occur in late March 2007. At the Effective Time, Shareholders (other than Dissenting Shareholders) will be entitled to receive, in exchange for each Common Share, U.S.$0.7982 in cash.

In order for Shareholders to receive payment for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for payment pursuant to the Arrangement and should be delivered in person or by regular mail or courier or sent by registered mail to the Depositary at one of the addresses set forth on the back page of this Letter of Transmittal no later than 5:00 p.m. (Vancouver time) on March 12, 2007, or in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Vancouver time) on the Business Day before the recommended meeting.

Please read the Circular including the Appendices attached thereto and the documents incorporated therein by reference and the instructions set out below before carefully completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

DEPOSIT

In connection with the Arrangement being considered for approval at the Special Meeting, the undersigned hereby deposits with the Depositary for transfer and cancellation upon the Arrangement becoming effective, the enclosed certificate(s) representing Common Shares, details of which are as follows: (Please print or type).

Name and Address of Shareholder	Certificate Number(s)	Number of Common Shares deposited with this Letter of Transmittal

NOTE: If the space provided is insufficient, details may be listed on a separate schedule to this Letter of Transmittal as outlined in Instruction 6(a).

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith (the “Deposited Shares”) and following the Effective Time of the Arrangement, the Depositary will deliver to the undersigned a cheque issued by the Depositary representing the amount of cash the undersigned is entitled to receive less any applicable withholdings, or hold such cheque for pick-up in accordance with the instructions set out below and the certificate(s) representing the Deposited Shares shall forthwith be cancelled.

The undersigned holder of Common Shares covenants, represents and warrants in favour of the Purchaser that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that when the acquisition consideration is paid, none of the Purchaser, the Company or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted into this Letter of Transmittal by the undersigned is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Vancouver time) on the Business Day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, on the Business Day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares. These covenants, representations and warranties of the undersigned herein contained shall survive the completion of the Arrangement. Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting and other than as granted in this Letter of Transmittal, the undersigned revokes any and all authority, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to the Purchaser, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of the Company.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a “CPOA”). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of the CPOA, and the undersigned hereby agrees not to take any action in future which results in the termination of the authority herein conferred.

The undersigned instructs the Depositary to mail the cheque representing payment for the Deposited Shares less any applicable withholdings promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such cheque for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box D, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of the Company.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at one of the addresses set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the purchase price payable in the Arrangement of the Deposited Shares other than as set out below under the heading “Section 116 Witholdings”. The undersigned further represents and warrants that the payment of the purchase price in respect of the Deposited Shares less any applicable withholdings will completely discharge any obligations of Repechage, the Purchaser, the Company and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

SECTION 116 WITHHOLDINGS

If any amount is withheld by the Depositary pursuant to section 116 of the Income Tax Act (Canada) (the “Tax Act”) by reason of a Shareholder that is not resident in Canada (a “Non-resident Holder”) not delivering a certificate under Section 116 of the Tax Act (a “Section 116 Certificate”) at or before the Effective Time, the following provisions shall apply:

(a)           The amount to be withheld at the Effective Time (the “Withheld Amount”) shall be equal to twenty-five percent (25%) of the applicable aggregate consideration otherwise payable to the Non-resident Holder in respect of its Deposited Shares (the “Aggregate Consideration”).

(b)           The Withheld Amount shall be retained by the Depositary or deposited by the Purchaser with its solicitors, to be held in trust and dealt with in accordance with the provisions hereof.

(c)           If the Non-resident Holder delivers a Section 116 Certificate to the Purchaser, after the Effective Time and on or before the day that is 27 days after the end of the month in which Effective Date occurs (the “Remittance Deadline”), the Purchaser:

(i)           shall, in the case of a certificate issued under subsection 116(2) of the Tax Act, remit forthwith to the Receiver General for Canada twenty five percent (25%) of the amount, if any, by which the Aggregate Consideration otherwise payable to the Non-resident Holder exceeds the certificate limit specified in such certificate and a receipt evidencing such remittance shall be promptly delivered to the Non-resident Holder; and

(ii)          shall pay forthwith to the Non-resident Holder the balance of the Withheld Amount, together with interest thereon (net of any withholding tax on such interest).

(d)           If no Section 116 Certificate has been delivered to the Purchaser by the Non-resident Holder at or before the Remittance Deadline in accordance with paragraph (c) above, subject to paragraph (f) below, such amount shall be remitted by the Purchaser to the Receiver General for Canada in accordance with section 116 of the Tax Act, and a receipt evidencing such remittance shall be promptly delivered to the Non-resident Holder.

(e)           No amounts withheld under section 116 of the Tax Act shall be remitted to any Governmental Entity before the day after the Remittance Deadline.

(f)           If no Section 116 Certificate has been delivered to the Purchaser by the Non resident Holder at or before the Remittance Deadline in accordance with paragraph (c) above, no amount shall be remitted to the Receiver General for Canada if the Non-resident Holder delivers to the Purchaser, at or before the Remittance Deadline, a comfort letter issued by the Canada Revenue Agency extending the time period under which the Purchaser is required to remit amounts without being subject to interest and penalties.

(g)           Where the Non-resident Holder has delivered a comfort letter as described in paragraph (f), the Purchaser shall continue to withhold such amount until either it is (i) paid to the Non-resident Holder (together with any interest earned thereon, net of applicable withholding tax), which shall occur upon delivery of a Section 116 Certificate; or (ii) remitted to the Receiver General for Canada if notified to do so, directly or indirectly, by the Canada Revenue Agency (provided that any interest earned thereon shall be paid to the Non-resident Holder, net of applicable withholding tax and, in such case, a receipt evidencing such remittance shall be promptly delivered to the Non-resident Holder).

(h)           For the avoidance of doubt, no amount shall be withheld under section 116 of the Tax Act if the Nonresident Holder delivers a Section 116 Certificate to the Purchaser at or before the Effective Time (except that if such certificate is issued under subsection 116(2) of the Tax Act with a certificate limit that is less than the Aggregate Consideration otherwise payable to the Non-resident Holder, then the amount to be withheld shall not exceed twenty five percent (25%) of the excess of the Aggregate Consideration otherwise payable to the Nonresident Holder over the certificate limit).

(i)           The provisions of this section entitled “Section 116 Withholdings” shall apply, mutatis mutandis to any analogous provisions of applicable provincial tax law.

A NON-RESIDENT HOLDER WHO FAILS TO DELIVER A SECTION 116 CERTIFICATE AT OR BEFORE THE EFFECTIVE TIME OR AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL WILL BE SUBJECT TO A WITHHOLDING UNDER THE TAX ACT EQUAL TO TWENTY-FILE PERCENT (25%) OF THE AGGREGATE CONSIDERATION.

PLEASE COMPLETE EITHER BOX A OR BOX B. SEE INSTRUCTION 5 BELOW.

BOX A	BOX B

PAYMENT AND	PICK-UP INSTRUCTIONS
DELIVERY INSTRUCTIONS

[ ]	[ ]

ISSUE A CHEQUE in the name of the undersigned and SEND THE CHEQUE to the address of the undersigned as it appears on the Company register of Shareholders or to the following address:	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY, THE ADDRESS OF WHICH IS SHOWN ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL
(please print or type)

(Name)	BOX C

TO BE COMPLETED BY
(Street Address and Number)	ALL SHAREHOLDERS BY SELECTING
ONE BOX BELOW.

Indicate whether you are a resident of Canada for tax purposes.

(City and Province or State)
[ ] The owner signing above represents that it is a resident of Canada for tax purposes;

(Country and Postal (or Zip Code)	OR

[ ] The owning signing above represents that it is not a resident of Canada for tax purposes.
(Telephone – Business Hours)

(Tax Identification, Social Insurance or
Social Security Number)

BOX D

DELIVERY INSTRUCTIONS
in the event that the Arrangement is not completed

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.
SEE INSTRUCTIONS 5 AND 8 BELOW

[ ] Mail certificate(s) to (please fill in address for mailing):

_____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________
OR

[ ] Hold certificate(s) for pick-up at the office of the Depositary listed in Box B.

BOX E

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

[ ] The owner signing above represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

[ ] The owner signing above is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certificate that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary.

BOX F

TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by
(if required under Instruction 3)	Date: _______________________________, 200____

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative -
See Instruction 4

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social Security Number
of Shareholder (please print or type)

Name of Authorized Representative, if applicable
(please print or type)

Daytime telephone number of Shareholder or Authorized
Representative

Daytime facsimile number of Shareholder or Authorized
Representative

SUBSTITUTE FORM W-9
TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY
SUBSTITUTE	Part 1 – Please provide your name in the box at right.
FORM W-9

Taxpayer Identification Number (“TIN”) – ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see “Obtaining a Number” in the Guidelines included in this form.) CERTIFY BY SIGNING AND DATING BELOW.

Name
Department of the Treasury
International Revenue
Service		Social Security Number(s)
(If awaiting TIN, write “Applied For”)
Request for Taxpayer
Identification Number and		OR
Certification

Employer Identification Number(s)
(If awaiting TIN, write “Applied For”)
Part 2 – Certification - Under penalties of perjury, I certify that:

	(1)	The number shown on this form is my correct TIN (or I am waiting for TIN to be issued to me) and

(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

	(3)	I am a U.S. person (including a U.S. resident alien).

Certificate Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provisions of this document other than the certifications required to avoid back up withholdings.

Signature of U.S. person ___________________________________Date _________________, 200___

NOTE: Failure to furnish your correct TIN may result in penalties imposed by the Internal Revenue Service and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the arrangement. For additional details, please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” that follow the instructions accompanying this Letter of Transmittal.

You must complete the following certificate if you wrote “Applied For” in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment made to me will be withheld.

Signature _____________________________________________________________ Date __________________________________, 200_____

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)

In order to permit the timely receipt of the cash proceeds payable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or manually signed facsimile thereof) together with accompanying certificate(s) representing Common Shares be received by the Depositary at the office specified below before 5:00 p.m. (Vancouver time) on March 12, 2007 or, in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Vancouver time) on the Business Day before the reconvened Meeting. Do not send the certificates or this Letter of Transmittal to the Company or the Purchaser.

(b)

The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received. The Company recommends that the necessary documentation be hand delivered to the Depositary at the address specified below, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Common Shares.

2.	Signatures

This Letter of Transmittal must be completed, dated and signed by the Shareholder or by such Shareholder’s duly authorized representative in accordance with Instruction 4.

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i) such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

(c)

If any of the surrendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Shares.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Common Shares surrendered herewith. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares or if payment is to be sent to a person other than the registered holder(s) of the Common Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the

United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing, and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Either the Company or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” should be completed and Box “D” entitled “Delivery Instructions” should be completed. If those boxes are not completed, the cheque for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of the Company.

6.	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and numbers of shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b) If Common Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different form of registration.

(c) No alternative, conditional or contingent deposits of Common Shares will be accepted.

(d)

Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office specified below. The Letter of Transmittal is also available at the website maintained by The Canadian Depository for Securities Limited at www.sedar.com.

(e) It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular and the Appendices attached thereto.

(f)

The Company and the Purchaser reserve the right, if either so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g) This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

7.	Lost Certificates

If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with an affidavit by the Person claiming such certificate to be lost, stolen or destroyed, to the Depositary. The Depositary and/or the registrar and transfer agent for the Common Shares will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide a bond satisfactory to the Purchaser and the Depositary in such sum as the Purchaser may direct or otherwise indemnify the Purchaser in a manner satisfactory to the Purchaser against any claim that may be made against the Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

8.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Common Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”.

9.	Assistance

The Depositary (see back page of this Letter of Transmittal for addresses and telephone numbers) or your broker or your financial advisor will be able to assist you in completing this letter of Transmittal.

10.	U.S. Shareholders and Substitute Form W-9

United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares provide the Depositary with his correct Taxpayer Identification Number (“TIN”) or Employer Identification Number (“EIN”), which, in the case of a holder of Common Shares who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service.

To prevent backup withholding, each U.S. Shareholder must provide his correct TIN or EIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN or FIN provided is correct (or that such holder is awaiting a TIN or EIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or EIN in Part 1 or Substitute Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. Sec the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” (the “W-9 Guidelines”) that follow these instructions.

If Common Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

If a U.S. Shareholder does not have a TIN or FIN, such Shareholder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or BIN; (ii) write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document, In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or FIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may he obtained from the Depositary.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W- 9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT, BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE

RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

FOR U.S. SHAREHOLDERS ONLY

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You).

To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the United States Internal Revenue Service.

For This Type of Account:	Give The Taxpayer Identification Number of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account)(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship	The owner(3)
6. A valid trust, estate, or pension trust	The legal entity(4)
7. Corporate	The corporation
8. Association, club, religious, charitable, educational, or The organization other tax-exempt organization account
9. Partnership	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that personas number must he furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, hut you may also enter your business or ‘doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)

List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

(i)

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(0(2);

(ii)

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing;

(iii)	An international organization or any agency or instrumentality thereof; and

(iv)	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

(i)	A corporation;

(ii)	A financial institution;

(iii)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the Untied States;

(iv)	A real estate investment trust;

(v)	A common trust fund operated by a bank under Section 584(a);

(vi)	An entity registered at all times during the tax year under the Investment Company Act of 1940;

(vii)	A middleman known in the investment community as a nominee or custodian;

(viii)	A futures commission merchant registered with the Commodity Futures Trading Commission;

(ix)	A foreign central hank of issue; and

(x)	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

(i)	Payments to non-resident aliens subject to withholding under Section 1441;

(ii)	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner;

(iii)	Payments of patronage dividends not paid in money;

(iv)	Payments made by certain foreign organizations; and

(v)	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

(i)

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer;

(ii)	Payments of tax-exempt interest (including exempt-interest dividends under Section 852);

(iii)	Payments described in Section 6049(b)(5) to non-resident aliens;

(iv)	Payments on tax-free covenant bonds under Section 1451;

(v)	Payments made by certain foreign organizations; and

(vi)	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under section 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)

Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information — Wilfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.

The Depositary is:

CIBC Mellon Trust Company

By Mail

By Regular Mail

CIBC Mellon Trust Company
1066 West Hastings Street
Oceanic Plaza, Suite 1600
Vancouver BC V6E 3X1
Attention: Corporate Actions

Tel : (604) 688 4330

By Registered Mail Hand or Courier

CIBC Mellon Trust Company

Attention: Corporate Actions

Toll free number in North America: 1-800-387-0825
Phone: (416) 643-5500
Fax: (416) 643-5501

Any questions and requests for assistance may be directed by
Shareholders to the Depositary at the telephone number
and locations set out above.